PROSPECTUS

MAY 1, 2009

INTELLIGENT VARIABLE ANNUITY

Individual Flexible Premium Deferred Variable Annuity Contract Funded Through TIAA-CREF Life Separate Account VA-1 of TIAA-CREF Life Insurance Company

This prospectus describes information you should know before investing in the Intelligent Variable Annuity, an individual flexible premium deferred variable annuity contract offered by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) and funded through the TIAA-CREF Life Separate Account VA-1 (the “Separate Account”). Before you invest, please read this prospectus carefully, along with the accompanying fund prospectus, and keep it for future reference.

The Contract is designed for individual investors who desire to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes, and to receive future payment of those funds as lifetime income or through other payment options. The Contract is not available for purchase as part of any tax-qualified retirement plan.

Whether the Contract or certain investment options are available to you is subject to approval by regulatory authorities in your state.

You may allocate your Premiums and Accumulation Value to the Investment Accounts of the Separate Account, each of which in turn, invests in one of the following mutual funds (“Portfolios”).

TIAA-CREF Life Bond Fund

TIAA-CREF Life Growth Equity Fund

TIAA-CREF Life Growth & Income Fund

TIAA-CREF Life International Equity Fund

TIAA-CREF Life Large-Cap Value Fund

TIAA-CREF Life Money Market Fund

TIAA-CREF Life Real Estate Securities Fund

TIAA-CREF Life Small-Cap Equity Fund

TIAA-CREF Life Social Choice Equity Fund

TIAA-CREF Life Stock Index Fund

Calamos Growth and Income Portfolio

Credit Suisse Trust—Commodity Return Strategy Portfolio

Credit Suisse Trust—International Equity Flex II Portfolio[1]

Credit Suisse Trust—U.S. Equity Flex I Portfolio[2]

Delaware VIP Diversified Income Series—Standard Class

Delaware VIP International Value Equity Series—Standard Class

Delaware VIP Small Cap Value Series—Standard Class

Franklin Income Securities Fund—Class 1

Franklin Small-Mid Cap Growth Securities Fund—Class 1

Mutual Shares Securities Fund—Class 1

Templeton Developing Markets Securities Fund—Class 1

Janus Aspen Forty Portfolio—Institutional Shares

Janus Aspen Overseas Portfolio—Institutional Shares[3]

Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares[4]

Janus Aspen INTECH Risk-Managed Core Portfolio—Service Shares

Legg Mason Partners Variable Aggressive Growth Portfolio—Class I

Legg Mason Partners Variable Global High Yield Bond Portfolio—Class I

Legg Mason Partners Variable Small Cap Growth Portfolio—Class I

MFS Growth Series—Initial Class

MFS Global Equity Series—Initial Class

MFS Investors Growth Stock Series—Initial Class

MFS Utilities Series—Initial Class

Neuberger Berman Advisers Management Trust Partners Portfolio—I Class

Neuberger Berman Advisers Management Trust Regency Portfolio—I Class

PIMCO VIT All Asset Portfolio—Institutional Class

PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class

PIMCO VIT Real Return Portfolio—Institutional Class

PVC Equity Income Account—Class 1

PVC MidCap Stock Account—Class 1

Jennison 20/20 Focus Portfolio—Class II

Natural Resources Portfolio—Class II

Value Portfolio—Class II

Royce Capital Fund Micro-Cap Portfolio—Investment Class

Royce Capital Fund Small-Cap Portfolio—Investment Class

Wanger International

Wanger Select

Wanger USA

[1] Formerly Credit Suisse Trust—Global Small Cap Portfolio

[2] Formerly Credit Suisse Trust—Small Cap Core I Portfolio

[3] Formerly Janus Aspen International Growth Portfolio

[4] Formerly Janus Aspen Mid Cap Value Portfolio

As with all variable annuities, your Accumulation Value can increase or decrease, depending on how well the Investment Account’s Portfolio investment performs over time. TIAA-CREF Life doesn’t guarantee the investment performance of the Portfolios or the Investment Accounts, and you bear the entire investment risk. Note that not all Portfolios are available in all states.

Separate prospectuses for the Portfolios accompany this prospectus. They provide more information about the Portfolios listed above. Note that the accompanying prospectuses for the Portfolios may provide information for other portfolios that are not available through the Contract. When you consult the accompanying prospectuses, you should be careful to refer only to the information regarding the Portfolios listed above.

More information about the Separate Account and the Contract is on file with the Securities and Exchange Commission (“SEC”) in a “Statement of Additional Information” (“SAI”) dated the same date as this prospectus. You can receive a free SAI by calling 877 694-0305. The SAI is “incorporated by reference” into the prospectus; that means it’s legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a Website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the Separate Account.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus describes the variable annuity issued by TIAA-CREF Life. It doesn’t constitute an offering in any jurisdiction where such an offering can’t lawfully be made. No dealer, sales representative, or anyone else is authorized to give any information or to make any representation about this offering other than what is contained in this prospectus. If anyone does so, you shouldn’t rely on it.

Intelligent Variable Annuity Prospectus	1

DEFINITIONS

Throughout the prospectus, “TIAA-CREF Life,” “we,” and “our” refer to TIAA-CREF Life Insurance Company. “You” and “your” mean any Contractowner or any prospective Contractowner.

The terms and phrases below are defined so you’ll know precisely how we’re using them. To understand some definitions, you may have to refer to other defined terms.

1940 Act.  The Investment Company Act of 1940, as amended.

Administrative Office.  The office you must contact to exercise any of your rights under the Contract. You should send all payments and requests to: TIAA-CREF Life Insurance Company, P.O. Box 724508, Atlanta, Georgia, 31139; Telephone: 877 694-0305.

Accumulation Period.  The period that begins with your first Premium and continues as long as you still have an amount accumulated in the Separate Account.

Accumulation Unit.  A share of participation in the Separate Account.

Accumulation Value.  The total value of your Accumulation Units.

Annuitant.  The natural person whose life is used in determining the annuity payments to be received. The Annuitant may be the Contractowner or another person.

Beneficiary.  Any person or institution named to receive benefits if you die during the Accumulation Period or if you die while any annuity income or death benefit payments remain due. You don’t have to name the same Beneficiary for both of these two situations.

Business Day.  Any day the New York Stock Exchange (NYSE) is open for trading. A Business Day ends at 4 p.m. Eastern Time, or when trading closes on the NYSE, if earlier.

Contract.  The individual, flexible premium, deferred variable annuity contract described in this prospectus.

Contractowner or Owner.  The person (or persons) who controls all the rights and benefits under a Contract.

General Account.  All of our assets other than those allocated to the Separate Account or to any other TIAA-CREF Life Separate Account.

Income Option.  Any of the ways you can receive annuity income. It is also referred to as an “annuity option.”

Internal Revenue Code (IRC).  The Internal Revenue Code of 1986, as amended.

Investment Account.  A sub-account of the Separate Account that invests its assets in shares of a corresponding Portfolio.

Non-Qualified Contracts.  Annuity Contracts that are not issued in connection with a retirement plan intended to qualify for special federal income tax treatment under the IRC.

Portfolio.  An investment company that is registered with the Securities and Exchange Commission in which an Investment Account is invested. The Contract allows you to indirectly invest in a series of investment companies that are listed on the front page of this prospectus.

Premium.  Any amount you invest in the Contract.

Qualified Contract.  Annuity Contracts that are intended to qualify for special Federal income tax treatment under the IRC Section 408 or 408A. Currently, we are not offering Qualified Contracts.

Second Annuitant.  The natural person whose life, together with the Annuitant’s life, is used in determining the amount of annuity payments and how long those payments will be received under the Two-Life Annuities Income Option.

Separate Account.  TIAA-CREF Life Separate Account VA-1, which was established by TIAA-CREF Life under New York State law to fund your variable annuity. The Separate Account holds its assets apart from TIAA-CREF Life’s other assets.

TIAA.  Teachers Insurance and Annuity Association of America. TIAA-CREF Life is an indirect wholly owned subsidiary of TIAA.

TIAA-CREF Life.  TIAA-CREF Life Insurance Company.

Valuation Day.  Any Business Day. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the Separate Account are principally traded. Valuation days that are not Business Days end at 4 p.m. Eastern Time.

2	Prospectus Intelligent Variable Annuity

SUMMARY

Read this summary together with the detailed information you’ll find in the rest of the prospectus.

WHAT IS THE INTELLIGENT VARIABLE ANNUITY?

The Intelligent Variable Annuity is a variable annuity product that allows individual investors to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options. You generally are not taxed on any earnings or appreciation on the assets in the Contract until money is taken out of the Contract.

Under the Intelligent Variable Annuity Contract, you may allocate your Premiums and Accumulation Value among the Investment Accounts of TIAA-CREF Life Separate Account VA-1.

As with all variable annuities, your Accumulation Value can increase or decrease, depending on how well the Portfolio underlying the Investment Account performs over time. TIAA-CREF Life doesn’t guarantee the investment performance of the Portfolios or the Investment Accounts, and you bear the entire investment risk.

The Contract is available to you provided it has been approved by the insurance department of your state of residence. Approvals are pending in certain jurisdictions.

WHAT EXPENSES MUST I PAY UNDER THE CONTRACT?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment options. State premium taxes may also be deducted.

CONTRACTOWNER(S) TRANSACTION EXPENSES
Sales load imposed on purchases (as a percentage of Premiums)	None
Deferred sales load (as a percentage of Premiums or amount surrendered, as applicable)	None
Premium taxes(1) (as a percentage of Premiums, if applicable)	0.5–3.5%
Surrender fees (as a percentage of amount surrendered)	None
Exchange fee	None

(1)	Only applicable in certain states.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

Annual Maintenance Fee(2)	$25
Separate Account Annual Expenses (deducted daily from average Accumulation Value to equal the annual % shown)	Maximum (without fee waiver)	Current (with fee waiver)(3)
If Accumulation Value is less than $100,000:(4)
Mortality and expense risk charge	0.40%	0.40%
Administrative expense charge	0.30%	0.10%
Total Separate Account annual charges	0.70%	0.50%
Optional Guaranteed Minimum Death Benefit (“GMDB”) charge	0.10%	0.10%
Total Separate Account annual charges with optional GMDB	0.80%	0.60%

(2)

We impose the annual maintenance fee on every anniversary of your Contract and on surrender. The annual maintenance fee is waived if your Accumulation Value exceeds $25,000 on the anniversary date of your Contract or the date of surrender. If your Accumulation Value in the TIAA-CREF Life Money Market Investment Account is greater than the amount of the maintenance fee, the fee will be deducted from the TIAA-CREF Life Money Market Investment Account. Otherwise, the fee will be deducted from among the Investment Accounts in proportion to the Accumulation Value in each Investment Account.

(3)

We currently waive a portion of the Administrative Expense Charge, so that the current Administrative Expense Charge is 0.10%. We will provide at least three months’ notice before we raise the Administrative Expense Charge above 0.10%.

(4)	We will reduce the mortality and expense risk charge as Accumulation Value increases, as follows:

	Maximum (without fee waiver)	Current (with fee waiver)
If Accumulation Value is between $100,000–$500,000:
Mortality and expense risk charge	0.25%	0.25%
Administrative expense charge	0.30%	0.10%
Total Separate Account annual charges	0.55%	0.35%
Optional GMDB charge	0.10%	0.10%
Total Separate Account annual charges with GMDB	0.65%	0.45%
If Accumulation Value is greater than $500,000:
Mortality and expense risk charge	0.15%	0.15%
Administrative expense charge	0.30%	0.10%
Total Separate Account annual charges	0.45%	0.25%
Optional GMDB charge	0.10%	0.10%
Total Separate Account annual charges with GMDB	0.55%	0.35%

Intelligent Variable Annuity Prospectus	3

In addition, after the first 10 contract years, we will not assess a mortality and expense risk charge, as follows:

	Maximum (without fee waiver)	Current (with fee waiver)
Mortality and expense risk charge	0.00%	0.00%
Administrative expense charge	0.30%	0.10%
Total Separate Account annual charges	0.30%	0.10%
Optional GMDB charge	0.10%	0.10%
Total Separate Account annual charges with GMDB	0.40%	0.20%

ANNUAL PORTFOLIO OPERATING EXPENSES:

The next table shows the maximum and minimum total operating expenses charged by the Portfolios that you may pay periodically during the time you own the Contract, both before and after any contractual fee waivers or reimbursements. These are based on the management fees, distribution (Rule 12b-1) fees, and other expenses charged by the Portfolios during the fiscal year ended December 31, 2008. Expenses of the Portfolios may be higher or lower in the future. More information concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

	Minimum	Maximum
Gross Total Annual Portfolio Operating Expenses (before any contractual waivers or reimbursements) (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	0.06%	2.68%
Net Total Annual Portfolio Operating Expenses (net of any contractual waivers or reimbursements) (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)[1]	0.06%	2.68%

[1]

In some cases, the Portfolio’s historical expenses for the year ended December 31, 2008 (which are the basis of the expenses set forth in this table) have been restated to reflect their current fees. More detail concerning the Portfolios’ contractual waivers and reimbursements can be found in the footnotes accompanying the next table.

The following table shows the fees (including management fees, distribution (Rule 12b-1) fees, and other expenses) charged by each Portfolio as a percentage of average daily net assets for the fiscal year ended December 31, 2008. Please see “Transfer Policies regarding Market Timing and Frequent Trading” in this prospectus and also refer to the Portfolio prospectuses for more information.

Portfolio	Management Fees	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
TIAA-CREF Life Bond Fund[2]	0.10%	0.00%	0.00%	0.00%	0.10%	0.00%	0.10%
TIAA-CREF Life Growth Equity Fund[2]	0.25%	0.00%	0.03%	0.00%	0.28%	0.00%	0.28%
TIAA-CREF Life Growth & Income Fund[2]	0.23%	0.00%	0.00%	0.00%	0.23%	0.00%	0.23%
TIAA-CREF Life International Equity Fund[2]	0.29%	0.00%	0.03%	0.00%	0.32%	0.00%	0.32%
TIAA-CREF Life Large-Cap Value Fund[2]	0.24%	0.00%	0.02%	0.00%	0.26%	0.00%	0.26%
TIAA-CREF Life Money Market Fund[2]	0.06%	0.00%	0.01%	0.00%	0.07%	0.00%	0.07%
TIAA-CREF Life Real Estate Securities Fund[2]	0.25%	0.00%	0.01%	0.00%	0.26%	0.00%	0.26%
TIAA-CREF Life Small-Cap Equity Fund[2]	0.10%	0.00%	0.01%	0.00%	0.11%	0.00%	0.11%
TIAA-CREF Life Social Choice Equity Fund[2]	0.07%	0.00%	0.00%	0.00%	0.07%	0.00%	0.07%
TIAA-CREF Life Stock Index Fund[2]	0.06%	0.00%	0.00%	0.00%	0.06%	0.00%	0.06%
Calamos Growth and Income Portfolio[3]	0.75%	0.00%	0.44%	0.00%	1.19%	0.00%	1.19%
Credit Suisse Trust-Commodity Return Strategy Portfolio[4]	0.50%	0.25%	0.31%	0.00%	1.06%	0.00%	1.06%

4	Prospectus Intelligent Variable Annuity

Portfolio	Management Fees	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
Credit Suisse Trust-International Equity Flex II Portfolio[5]	1.25%	0.00%	1.43%	0.00%	2.68%	0.00%	2.68%
Credit Suisse Trust-U.S. Equity Flex I Portfolio[6]	0.70%	0.00%	0.93%	0.00%	1.63%	0.00%	1.63%
Delaware VIP Diversified Income Series—Standard Class	0.62%	0.00%	0.11%	0.00%	0.73%	0.00%	0.73%
Delaware VIP International Value Equity Series—Standard Class	0.85%	0.00%	0.20%	0.00%	1.05%	0.00%	1.05%
Delaware VIP Small Cap Value Series—Standard Class	0.73%	0.00%	0.12%	0.00%	0.85%	0.00%	0.85%
Franklin Income Securities Fund—Class 1[7,8]	0.45%	0.00%	0.02%	0.00%	0.47%	0.00%	0.47%
Franklin Small-Mid Cap Growth Securities Fund—Class 1[8,9]	0.50%	0.00%	0.28%	0.02%	0.80%	0.02%	0.78%
Mutual Shares Securities Fund—Class 1[8]	0.60%	0.00%	0.13%	0.00%	0.73%	0.00%	0.73%
Templeton Developing Markets Securities Fund—Class 1[8,9]	1.24%	0.00%	0.29%	0.01%	1.54%	0.01%	1.53%
Janus Aspen Forty Portfolio—Institutional Shares[12,14]	0.64%	0.00%	0.03%	0.01%	0.68%	0.00%	0.68%
Janus Aspen Overseas Portfolio—Institutional Shares[11,12,14]	0.64%	0.00%	0.05%	0.00%	0.69%	0.00%	0.69%
Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares[10,12,13,14,15]	0.80%	0.00%	0.50%	0.00%	1.30%	0.06%	1.24%
Janus Aspen INTECH Risk-Managed Core Portfolio—Service Shares10,12, [13],14,15,16	0.40%	0.25%	1.06%	0.00%	1.71%	0.26%	1.45%
Jennison 20/20 Focus Portfolio—Class II1[7,18]	0.75%	0.25%	0.22%	0.00%	1.22%	0.00%	1.22%
Natural Resources Portfolio—Class II1[7,18]	0.45%	0.25%	0.20%	0.00%	0.90%	0.00%	0.90%
Value Portfolio—Class II1[7],1[8]	0.40%	0.25%	0.18%	0.00%	0.83%	0.00%	0.83%
Legg Mason Partners Variable Aggressive Growth Portfolio—Class I19,21	0.75%	0.00%	0.04%	0.00%	0.79%	0.00%	0.79%
Legg Mason Partners Variable Global High Yield Bond Portfolio—Class I20,21	0.80%	0.00%	0.19%	0.00%	0.99%	0.00%	0.99%
Legg Mason Partners Variable Small Cap Growth Portfolio—Class I2[1]	0.75%	0.00%	0.19%	0.00%	0.94%	0.00%	0.94%
MFS Growth Series—Initial Class[2][2]	0.75%	0.00%	0.08%	0.00%	0.83%	0.00%	0.83%
MFS Global Equity Series—Initial Class[2][2],2[3]	1.00%	0.00%	0.36%	0.00%	1.36%	0.21%	1.15%
MFS Investors Growth Stock Series—Initial Class[2][2]	0.75%	0.00%	0.10%	0.00%	0.85%	0.00%	0.85%
MFS Utilities Series—Initial Class[2][2]	0.72%	0.00%	0.09%	0.00%	0.81%	0.00%	0.81%
Neuberger Berman Advisers Management Trust Partners Portfolio—I Class[24]	0.84%	0.00%	0.11%	0.00%	0.95%	0.00%	0.95%
Neuberger Berman Advisers Management Trust Regency Portfolio—I Class[24]	0.85%	0.00%	0.12%	0.00%	0.97%	0.00%	0.97%
PIMCO VIT All Asset Portfolio—Institutional Class[25],26,27,28	0.42%	0.00%	0.00%	0.76%	1.18%	0.02%	1.16%
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class[29]	0.75%	0.00%	0.11%	0.00%	0.86%	0.00%	0.86%
PIMCO VIT Real Return Portfolio—Institutional Class[29]	0.50%	0.00%	0.07%	0.00%	0.57%	0.00%	0.57%
PVC Equity Income Account—Class 1	0.55%	0.00%	0.01%	0.05%	0.61%	0.00%	0.61%
PVC MidCap Stock Account—Class 1	0.75%	0.00%	0.03%	0.00%	0.78%	0.00%	0.78%
Royce Capital Fund Micro-Cap Portfolio—Investment Class	1.25%	0.00%	0.10%	0.14%	1.49%	0.00%	1.49%

Intelligent Variable Annuity Prospectus	5

Portfolio	Management Fees	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
Royce Capital Fund Small-Cap Portfolio—Investment Class	1.00%	0.00%	0.09%	0.00%	1.09%	0.00%	1.09%
Wanger International[30,33]	0.84%	0.00%	0.18%	0.00%	1.02%	0.00%	1.02%
Wanger Select[31,33]	0.80%	0.00%	0.11%	0.00%	0.91%	0.00%	0.91%
Wanger USA[32,33]	0.85%	0.00%	0.11%	0.00%	0.96%	0.00%	0.96%

[1]	Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

[2]

Each Portfolio’s investment manager pays for most of the Portfolio’s advisory and operating expenses out of the Portfolio’s management fees. However, a few categories of expenses are borne by the Portfolio directly, including independent trustee fees, interest on borrowings, taxes and extraordinary expenses, and are reflected as appropriate under “Other Expenses.”

[3]

For the first quarter ended March 31, 2009, the Portfolio incurred 0.67% (annualized) in “Other Expenses” due to a decrease in the Portfolio’s net assets. “Other Expenses” include certain expenses incurred in connection with the Portfolio’s investment in Calamos Government Money Market Fund. These expenses are less than .01%. On May 15th, 2009, the Calamos Government Money Market Fund will liquidate and the Portfolio will no longer invest in this fund.

[4]

Certain fees and expenses of the Commodity Return Strategy Portfolio are expected to be voluntarily waived or reimbursed, but may be discontinued at any time. If these waivers and reimbursements are taken into effect, the Portfolio’s management fee would be 0.39%, resulting in a total voluntary fee waiver and reimbursement of 0.11% and Net Total Annual Portfolio Operating Expenses of 0.95%.

[5]

Credit Suisse Asset Management, LLC has voluntarily agreed to waive a portion of its fees payable by the portfolio. Expected fees and expenses for the fiscal year ending December 31, 2009 (after fee waivers and expense reimbursements) are shown below. Fee waivers and expense reimbursements are voluntary and may be discontinued at any time. Credit Suisse Asset Management, LLC will not reimburse the portfolio for any expenses relating to dividends on short sales. Dividends on short sales are dividends paid to lenders on borrowed securities. These expenses relating to dividends on short sales will vary depending on whether the securities the portfolio sells short pay dividends and on the size of such dividends.

[6]

Dividends on short sales are dividends paid to lenders on borrowed securities. These expenses relating to dividends on short sales will vary depending on whether the securities the portfolio sells short pay dividends and on the size of such dividends.

[7]	The Franklin Income Securities Portfolio Fund administration fee is paid indirectly through the management fee.

[8]

Fund shares are held by a limited number of Insurers and, when applicable, Funds of Funds. Substantial withdrawals by one or more Insurers or Funds of Funds could reduce Fund assets, causing total fund expenses to become higher.

[9]

The investment manager has agreed in advance to reduce its fee from assets invested by the Portfolio in a Franklin Templeton money market fund (the Sweep Money Fund which is “the acquired fund” in this case) to the extent of the Portfolio’s fees and expenses of the acquired fund. This reduction is required by the Trust’s board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon.

[10]

Annual Fund Operating Expenses are stated both with and without contractual expense waivers by the investment manager. The investment manager has contractually agreed to waive certain Portfolios’ Total Annual Portfolio Operating Expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to acquired fund fees and expenses; and for Janus Aspen INTECH Risk-Managed Core also excluding the distribution and shareholder servicing fee) to certain limits until at least May 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the “Management Expenses” section of the Portfolio’s prospectus.

[11]	Formerly named Janus Aspen International Growth Portfolio.

[12]

“Acquired Fund” means any underlying portfolio (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period. The Portfolio’s “ratio of gross expenses to average net assets” appearing in the Financial Highlights table does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.

[13]

Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive the Portfolio’s total operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2010. The expense waiver shown reflects the application of such limit.

[1][4]

The “Management Fee” is the investment advisory fee rate paid by each Portfolio to Janus Capital as of the end of the fiscal year. For Janus Aspen Perkins Mid Cap Value Portfolio and Janus Aspen INTECH Risk-Managed Core Portfolio, this fee may go up or down monthly based on the Portfolio’s performance relative to its benchmark index over the performance measurement period.

[1][5]

Janus Aspen INTECH Risk-Managed Core Portfolio and Janus Aspen Perkins Mid Cap Value Portfolio pay an investment advisory fee that adjusts up and down based upon the Portfolio’s performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment is 0.50% for Janus Aspen INTECH Risk-Managed Core Portfolio and 0.64% for Janus Aspen Perkins Mid Cap Value Portfolio, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced January 2007 for Janus Aspen INTECH Risk-Managed Core Portfolio and February 2007 for Janus Aspen Perkins Mid Cap Value Portfolio and may increase or decrease the Management Fee. Refer to “Management Expenses” in the Portfolio’s Prospectus for additional information with further description in the Portfolio’s Statement of Additional Information (“SAI”). Janus Aspen INTECH Risk-Managed Core Portfolio and Janus Aspen Perkins Mid Cap Value Portfolio have entered into an agreement with Janus Capital to limit expense (refer to the footnote to the Total Annual Operating Expenses). Because a fee waiver will have a positive effect upon each Portfolio’s performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a

6	Prospectus Intelligent Variable Annuity

way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management Fees waived by Janus Capital.

[16]

Included in Other Expenses is an administrative services fee of 0.10% of the average daily net assets of the Service Shares of the Portfolio to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement or pension plan participants, variable contract owners, or other underlying investors investing through institutional channels

[1][7]	Other Expenses for this Portfolio includes a 0.15% administration fee.

[1][8]

Some of the Portfolios invest in other investment companies. For example, some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column “Acquired Portfolio Fees and Expenses” represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2008. When a Portfolio’s “Acquired Portfolio Fees and Expenses” are less than 0.01%, such expenses are included in the column titled “Other Expenses.” This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

[19]

The Portfolio has a fee schedule that reduces the Management Fee payable by the Portfolio on its average daily net assets in excess of $1 billion as follows: 0.750% on assets up to and including $1 billion; 0.725% on assets over $1 billion and up to and including $2 billion; 0.700% on assets over $2 billion and up to and including $5 billion; 0.675% on assets over $5 billion and up to and including $10 billion; and 0.650% on assets over $10 billion.

[20]

The Portfolio has a Management Fee schedule that reduces the management fee rate as assets increase as follows: 0.800% on average daily net assets up to and including $1 billion; 0.775% on assets over $1 billion and up to and including $2 billion; 0.750% on assets over $2 billion and up to and including $5 billion; and 0.700% on assets over $5 billion.

[21]

The amount set forth in “Other expenses” has been revised to reflect the estimated affect of additional prospectus and shareholder report printing and mailing expenses expected to be incurred by Class I shares going forward.

[22]

The Portfolio has entered into an expense offset arrangement that reduces the Portfolio’s custodian fee based upon the amount of cash maintained by the Portfolio with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, Net Total Annual Portfolio Operating Expenses would be lower.

[23]

The Portfolio’s investment manager has agreed in writing to bear the Portfolio’s expenses, such that “Other Expenses” determined without giving effect to the expense offset arrangement described in the prior footnote do not exceed 0.15% annually. This written agreement excludes Management Fees, Distribution (12b-1) and Service Fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses and will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2010.

[24]

Neuberger Berman Management LLC (“NBM”) has undertaken through December 31, 2012 to waive fees and/or reimburse certain operating expenses, including the compensation of NBM (except with respect to Partners Portfolio) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Partners Portfolio; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

[25]

Acquired Fund Fees and Expense (Underlying Fund Expenses) for the Portfolio are based upon an allocation of the Portfolio’s Assets among the Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these underlying Funds. Acquired Fund Fees and Expenses (Underlying Fund Expenses) will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above.

[26]

PIMCO has contractually agreed, for the All Asset Portfolio's current fiscal year end, to reduce its advisory fee to the extent that the Underlying Fund Expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in Underlying Funds. PIMCO may recoup these waiver in future periods, not exceeding three years, provided total expenses, including such recoupment, does not exceed the annual expense limit.

[27]

The Expense Reduction, as described in footnote 26 above, is implemented based on a calculation of Underlying Fund Expenses attributable to management fees that is different from the calculation of Acquired Fund Fees and Expenses (Underlying Fund Expenses) listed in the table above and described in footnote 25.

[28]

The Total Annual Portfolio Operating Expenses do not match the Ratio of Expense to Average Net Assets of the Portfolio, as set forth in the Financial Highlights table of the shareholder report, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include Underlying Fund Expenses.

[29]

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Portfolio’s most recent fiscal year as a result of entering into certain investment, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Portfolio for accounting purposes, but the amount of the interest expense (if any) will vary with the Portfolio’s use of those investments (like reverse repurchase agreements) as an investment strategy.

[30]

The Portfolio pays a Management Fee of 0.82%. The Portfolio’s investment manager has implemented a breakpoint schedule for the Portfolio’s Management Fee. The Management Fee charged to the Portfolio will decline as Portfolio assets grow and will continue to be based on a percentage of the Portfolio’s daily assets. The breakpoint schedule for the Portfolio is as follows: 1.10% for assets up to $100 million; 0.95% for assets in excess of $100 million and up to $250 million; 0.90% for assets in excess of $250 million and up to $500 million; 0.80% for assets in excess of $500 million and up to $1 billion; and 0.72% for assets in excess of $1 billion.

[31]

The Portfolio pays a Management Fee of 0.80%. The Portfolio’s Investment Manager has implemented a breakpoint schedule for the Portfolio’s Management Fee. The Management Fee charged to the Portfolio will decline as Portfolio assets grow and will continue to be based on a percentage of the Portfolio’s average daily assets. The breakpoint schedule for the Portfolio is as follows: 0.80% for assets up to $500 million and 0.78% for assets in excess of $500 million.

[32]

The Portfolio pays a Management Fee of 0.85%. The Portfolio’s investment manager has implemented a breakpoint schedule for the Portfolio’s Management Fee. The Management Fee charged to the Portfolio will decline as Portfolio assets grow and will continue to be based on a percentage of the Portfolio’s average daily assets. The breakpoint schedule for the Portfolio is as follows: 0.94% for assets up to $100 million; 0.89% for assets in excess of $100 million and up to $250 million; and 0.84% for assets in excess of $250 million and up to $2 billion; and 0.80% for assets in excess of $2 billion.

Intelligent Variable Annuity Prospectus	7

[33]

The Fund and the other funds of Wanger Advisors Trust (the “Trust”) pay the Administrator an administration fee based on the aggregate average daily net assets of the Trust at the following annual rates: 0.05% of net assets up to $4 billion; 0.04% of net assets from $4 billion to $6 billion; 0.03% of net assets from $6 billion to $8 billion; and 0.02% of net assets in excess of $8 billion. Based on the Trust’s average daily net assets as of December 31, 2008, the administration fee was payable at a rate of 0.05%.

The fee and expense information relating to the Portfolios was provided by the Portfolios or their investment managers or other service providers. We have not and cannot independently verify either the accuracy or completeness of such information.

Portfolio expenses are paid by each underlying Portfolio before TIAA-CREF Life is provided with the Portfolio’s daily net asset value. TIAA-CREF Life then deducts Separate Account charges from the net asset value of the corresponding Investment Account.

Examples

The next two tables provide examples that are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, Contract fees, Separate Account annual expenses, and annual Portfolio operating expenses.

These examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The examples also assume the full annual Contract maintenance fee of $25 is charged. The examples also assume that the Accumulation Value is less than $100,000, and thus the full mortality and expense risk charge of 0.40% is assessed.

The first example assumes that there is no administrative expense charge waiver (and thus the administrative expense charge is 0.30%). The second example assumes the current administrative expense charge waiver is in place for each period (and thus the administrative expense charge is 0.10%). In both examples, we show you the costs assuming either the maximum or the minimum fees and expenses of the Portfolios. We also show you the costs if the GMDB option is chosen or not chosen.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be (whether or not your surrender or annuitize your Contract at the end of the applicable time period):

EXAMPLE WITHOUT ADMINISTRATIVE EXPENSE CHARGE WAIVER	1 Year	3 Years	5 Years	10 Years
Maximum Portfolio fees & expenses—no GMDB	$376	$1,143	$1,932	$4,006
Maximum Portfolio fees & expenses—with GMDB	$113	$349	$602	$1,311
Minimum Portfolio fees & expenses—no GMDB	$103	$318	$547	$1,192
Minimum Portfolio fees & expenses—with GMDB	$113	$349	$602	$1,311

EXAMPLE WITH ADMINISTRATIVE EXPENSE CHARGE WAIVER	1 Year	3 Years	5 Years	10 Years
Maximum Portfolio fees & expenses—no GMDB	$346	$1,055	$1,789	$3,735
Maximum Portfolio fees & expenses—with GMDB	$356	$1,085	$1,837	$3,826
Minimum Portfolio fees & expenses—no GMDB	$82	$254	$438	$951
Minimum Portfolio fees & expenses—with GMDB	$92	$286	$493	$1,072

These tables are provided to help you understand the various expenses you would bear directly or indirectly as an Owner of a Contract. Remember that they don’t represent actual past or future expenses or investment performance. Actual expenses may be higher or lower. For more information, see “Charges,” below.

For Accumulation Unit Value information for each Investment Account, please refer to Appendix A.

HOW DO I PURCHASE A CONTRACT?

To purchase a Contract, you must complete an application and make an initial payment of at least $2,500 (this amount may differ for Qualified Contracts). Additional Premiums, including under an automatic investment plan using Electronic Funds Transfers (EFT), must be at least $50. For more information, see “Purchasing a Contract and Remitting Premiums.”

CAN I CANCEL MY CONTRACT?

You can examine the Contract and return it to TIAA-CREF Life for a refund, until the end of the “free look” period specified in your Contract (which is a minimum of 10 days, but varies by state). In states that permit it, we’ll refund the Accumulation Value calculated on the date that you returned the Contract and the refund request to us. (Note that the value of your initial Premium may have gone down during the period.) In states that don’t allow us to refund Accumulation Value only, we’ll refund the greater of the Accumulation Value or the Premiums you paid to the Contract. We will consider the Contract returned on the date it’s postmarked and properly addressed with postage pre-paid or, if it’s not postmarked, on the day we receive it at our Administrative Office. We will send you the refund within 7 days after we get written notice of cancellation and the returned Contract. If you live in a state that requires refund of Premiums, Premiums will be allocated to the TIAA-CREF Life Money Market Investment Account during the “free look” period. For more information, see “Purchasing a Contract and Remitting Premiums.”

CAN I TRANSFER AMONG THE INVESTMENT OPTIONS OR MAKE CASH WITHDRAWALS FROM THE CONTRACT?

Subject to limitations, you may transfer portions of your Accumulation Value among the Investment Accounts. For

8	Prospectus Intelligent Variable Annuity

more information, see “Transfers” and “Transfer Policies Regarding Market Timing and Frequent Trading.”

You may surrender your Contract or take cash withdrawals at any time before the annuity starting date. All cash withdrawals must be for at least $1,000 or your entire Accumulation Value. For more information, see “Cash Withdrawals.” Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59 1/2.

WHAT ARE MY OPTIONS FOR RECEIVING ANNUITY PAYMENTS UNDER THE CONTRACT?

Guaranteed fixed annuity payments are available under the Contract and are payable from the General Account. The Contract offers a variety of annuity options, including: One-Life Annuities, which pay income as long as the Annuitant lives or until the end of a specified guaranteed period, whichever is longer; Fixed-Period Annuities, which pay income for a period of between 2 and 30 years; and Two-Life Annuities, which pay income as long as the Annuitant lives, then continues at either the same or a reduced level for the life of the Second Annuitant or until the end of a specified guaranteed period, whichever is greater. For more information, see “The Contract—the Annuity Period.”

WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE CONTRACT?

A death benefit will be paid to your Beneficiary(ies) if either the Owner or Annuitant die during the Accumulation Period. The amount of the death benefit is the Accumulation Value on the Valuation Day we authorize payment of the death benefit. If, however, you have elected the Guaranteed Minimum Death Benefit (available for an extra charge), and this amount is greater than the Accumulation Value, we will instead pay the Guaranteed Minimum Death Benefit. For more information, see “Death Benefits.”

TIAA-CREF LIFE INSURANCE COMPANY AND TIAA

The Contracts are issued by TIAA-CREF Life Insurance Company, a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA-CREF Life is held by Teachers Insurance and Annuity Association of America (TIAA). TIAA-CREF Life’s headquarters are at 730 Third Avenue, New York, New York 10017-3206.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, serving approximately 3.6 million people, form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS

THE SEPARATE ACCOUNT

On July 27, 1998, we established TIAA-CREF Life Separate Account VA-1 under New York law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Contract. We may use the Separate Account to support other variable annuity contracts we issue. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the Securities and Exchange Commission.

We have divided the Separate Account into Investment Accounts, each of which invests in shares of one Portfolio. The Investment Accounts buy and sell Portfolio shares at net asset value. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.

The assets in the Separate Account are kept separate from our General Account and our other separate accounts. Assets equal to the reserves and contract liabilities of the Separate Account will not be charged with liabilities that arise from any other business we may conduct. We may transfer assets, in excess of the reserves and contract liabilities of the Separate Account, to our General Account. All income, gains and losses, whether or not realized, of an Investment Account will be credited to or charged against that Investment Account without regard to our other income, gains or losses. The valuation of all assets in the Separate Account will be determined in accordance with all applicable laws and regulations. The Separate Account may include other Investment Accounts that are not available under the Policies and are not discussed in this prospectus.

THE PORTFOLIOS

The Separate Account invests in shares of certain Portfolios through various Investment Accounts. The Portfolios are open-end management investment companies registered with the Securities and Exchange Commission (the “SEC”) under the 1940 Act. This registration does not involve supervision of the management or investment practices or policies of the Portfolios by the SEC.

Before investing, carefully read the Portfolios’ prospectuses that accompany this prospectus. The Portfolios’ prospectuses contain more information on each Portfolio’s investment objectives, strategies, limitations, risks, expenses and investment managers.

Intelligent Variable Annuity Prospectus	9

In addition, the Portfolios’ prospectuses may detail additional fees, limitations or restrictions that may be imposed on the Investment Accounts and that we, in turn, may enforce against a Contract. Statements of Additional Information for each Portfolio are available upon request.

Payments from Portfolios

We (and our affiliates) may receive payments, which may be significant, from some or all of the Portfolios, their investment managers, distributors or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Portfolios. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the management fee deducted from Contract assets. Contractowners, through their indirect investment in the Portfolios, bear the costs of these management fees (see the Portfolios’ prospectuses for more information). The amount of the payments we receive may be based upon a percentage of the Portfolio’s assets owned by the Investment Accounts. These percentages differ from Portfolio to Portfolio. These fees currently range up to 0.25% of the average daily assets of certain Portfolios that are attributable to the Contracts.

Some of the Portfolios have adopted distribution plans pursuant to Rule 12b-1 of the 1940 Act. Under these plans, we or our affiliates may receive some or all of a Portfolio’s 12b-1 fees. These fees currently range up to 0.25% of the average daily assets of certain Portfolios that are attributable to the Contracts. These payments are deducted from the assets of the Portfolios; therefore, they decrease the Portfolios’ investment return.

Selection of Portfolios

We select the Portfolios based on several criteria, including asset class coverage, the strength of the investment manager’s (or sub-adviser’s) reputation and record, investment performance and our ability to receive payments as described above. We review the Portfolios periodically and may remove a Portfolio or limit its availability for future transfers and allocations if we determine that the Portfolio no longer meets one or more of the selection criteria and/or if the Portfolio has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You are responsible for choosing your Investment Accounts and your allocations so that they are appropriate for your specific circumstances, including your goals, financial situation and risk tolerance. You should consult your registered representative who can provide advice on the Portfolios offered as not all of them may be suitable for long-term investment needs. You should monitor and periodically review your Investment Account selections and allocations to determine if they are still appropriate.

10	Prospectus Intelligent Variable Annuity

Portfolio Investment Managers and Investment Objectives

The following table summarizes each Portfolio’s investment objective(s). There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of risks and expenses, in the Portfolio prospectuses that accompany this prospectus. You should read these prospectuses carefully.

Portfolio	Investment Manager	Investment Objective
TIAA-CREF Life Bond Fund	Teachers Advisors, Inc.	Seeks a favorable long-term return through income as is consistent with preserving capital, primarily from fixed-income securities.
TIAA-CREF Life Growth Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.
TIAA-CREF Life Growth & Income Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.
TIAA-CREF Life International Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.
TIAA-CREF Life Large-Cap Value Fund	Teachers Advisors, Inc.	Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities of large domestic companies.
TIAA-CREF Life Money Market Fund[1]	Teachers Advisors, Inc.	Seeks high current income consistent with maintaining liquidity and preserving capital by investing in high-quality short-term money market instruments.

Portfolio	Investment Manager	Investment Objective
TIAA-CREF Life Real Estate Securities Fund	Teachers Advisors, Inc.	Seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.
TIAA-CREF Life Small-Cap Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.
TIAA-CREF Life Social Choice Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.
TIAA-CREF Life Stock Index Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.
Calamos Growth and Income Portfolio	Calamos Advisors LLC	Seeks high long-term total return through growth and current income.
Credit Suisse Trust-Commodity Return Strategy Portfolio	Credit Suisse Asset Management, LLC	Seeks total return.
Credit Suisse Trust-International Equity Flex II Portfolio	Credit Suisse Asset Management, LLC	Seeks capital appreciation.
Credit Suisse Trust-U.S. Equity Flex I Portfolio	Credit Suisse Asset Management, LLC	Seeks capital growth.
Delaware VIP Diversified Income Series—Standard Class	Delaware Management Company	Seeks maximum long-term total return consistent with reasonable risk.
Delaware VIP International Value Equity Series—Standard Class	Delaware Management Company	Seeks to provide long-term growth without undue risk to principal.
Delaware VIP Small Cap Value Series—Standard Class	Delaware Management Company	Seeks capital appreciation.
Franklin Income Securities Fund—Class 1	Franklin Advisers, Inc.	Seeks to maximize income while maintaining prospects for capital appreciation.
Franklin Small-Mid Cap Growth Securities Fund—Class 1	Franklin Advisers, Inc.	Seeks long-term capital growth.
Mutual Shares Securities Fund—Class 1	Franklin Mutual Advisers, LLC	Seeks capital appreciation, with income as a secondary goal.
Templeton Developing Markets Securities Fund—Class 1	Templeton Asset Management Ltd.	Seeks long-term capital appreciation.
Janus Aspen Forty Portfolio—Institutional Shares	Janus Capital Management LLC	Seeks long-term growth of capital.
Janus Aspen Overseas Portfolio—Institutional Shares	Janus Capital Management LLC	Seeks long-term growth of capital.
Janus Aspen Perkins Mid Cap Value Portfolio— Institutional Shares	Janus Capital Management LLC Perkins Investment Management, LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC (sub-adviser)	Seeks capital appreciation.
Janus Aspen INTECH Risk-Managed Core Portfolio—Service Shares	Janus Capital Management LLC INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC) (sub-adviser)	Seeks long-term growth of capital.
Jennison 20/20 Focus Portfolio—Class II	Jennison Associates LLC	Seeks long-term growth of capital.
Natural Resources Portfolio—Class II	Jennison Associates LLC	Seeks long-term growth of capital.
Value Portfolio—Class II	Jennison Associates LLC	Seeks capital appreciation.
Legg Mason Partners Variable Aggressive Growth Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC ClearBridge Advisors, LLC (sub-advisor)	Seeks capital appreciation.

Intelligent Variable Annuity Prospectus	11

Portfolio	Investment Manager	Investment Objective
Legg Mason Partners Variable Global High Yield Bond Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC Western Asset Management Company, (sub-advisor)	Seeks to maximize total return.
Legg Mason Partners Variable Small Cap Growth Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC ClearBridge Advisors, LLC (sub-advisor)	Seeks long-term growth of capital.
MFS Growth Series—Initial Class	Massachusetts Financial Services Company	Seeks capital appreciation.
MFS Global Equity Series—Initial Class	Massachusetts Financial Services Company	Seeks capital appreciation.
MFS Investors Growth Stock Series—Initial Class	Massachusetts Financial Services Company	Seeks capital appreciation.
MFS Utilities Series—Initial Class	Massachusetts Financial Services Company	Seeks total return.
Neuberger Berman Advisers Management Trust Partners Portfolio—I Class	Neuberger Berman Management Inc. Neuberger Berman, LLC (sub-adviser)	Seeks growth of capital.
Neuberger Berman Advisers Management Trust Regency Portfolio—I Class	Neuberger Berman Management Inc. Neuberger Berman, LLC (sub-adviser)	Seeks growth of capital.
PIMCO VIT All Asset Portfolio—Institutional Class	Pacific Investment Management Company LLC Research Affiliates, LLC (sub-adviser)	Seeks maximum real return, consistent with preservation of real capital and prudent investment managements.
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class	Pacific Investment Management Company LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Real Return Portfolio—Institutional Class	Pacific Investment Management Company LLC	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.
PVC Equity Income Account I—Class 1	Principal Management Corporation Edge Asset Management, Inc. (sub-advisor)	Seeks to provide a relatively high level of current income and long-term growth of income and capital.
PVC MidCap Stock Account—Class 1	Principal Management Corporation Edge Asset Management, Inc. (sub-advisor)	Seeks to provide long-term capital appreciation.
Royce Capital Fund Micro-Cap Portfolio—Investment Class	Royce & Associates, LLC	Seeks long-term growth of capital.
Royce Capital Fund Small-Cap Portfolio—Investment Class	Royce & Associates, LLC	Seeks long-term growth of capital.
Wanger International	Columbia Wanger Asset Management, L.P.	Seeks long-term capital appreciation.
Wanger Select	Columbia Wanger Asset Management, L.P.	Seeks long-term capital appreciation.
Wanger USA	Columbia Wanger Asset Management, L.P.	Seeks long-term capital appreciation.
[1]

There is no assurance that this Portfolio will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based insurance charges, the yield on this Investment Account may become low and possibly negative.

Note that the accompanying prospectuses for the Portfolios may provide information for other portfolios that are not available through the Policies. When you consult the accompanying prospectuses, you should be careful to refer only to the information regarding the Portfolios listed above.

These Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Portfolios available under the Contract may be very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment manager. Nevertheless, the investment performance of the Portfolios available under the Contract may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and we make no representation, that the investment performance of any of the Portfolios available under the Contract will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment manager, the same investment objectives and policies, and/or a very similar or nearly identical name.

Please read the accompanying prospectuses to obtain more complete information regarding the Portfolios. Keep this prospectus and the Portfolios’ prospectuses for future reference.

CHANGES TO THE SEPARATE ACCOUNT

Where permitted by applicable law, we reserve the right to take certain actions that we deem necessary to serve your best interests and appropriate to carry out the purposes of

12	Prospectus Intelligent Variable Annuity

this Contract. When required by law, we will obtain approval by you, the Securities and Exchange Commission, and/or any appropriate regulatory authority. The actions that we may take include:

•	deregistering the Separate Account under the 1940 Act;

•	operating the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law;

•	taking any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

•	adding, combining or removing Investment Accounts in the Separate Account;

•

substituting, for the Portfolio shares held in any Investment Account, the shares of another class issued by the Portfolio, or the shares of another investment company or any other investment permitted by law;

•	change the way we deduct or collect charges under the Contract, but without increasing the charges unless and to the extent permitted by other provisions of this Contract;

•	making any other necessary technical changes in this Contract in order to conform with any action this provision permits us to take; and

•	adding to, eliminating, or suspending your ability to allocate Premiums or transfer Accumulation Value into any Investment Option.

We can add new Investment Accounts in the future that would invest in other Portfolios, funds or other investment vehicles. We don’t guarantee that the Separate Account, any existing Investment Account, or any Investment Account added in the future will always be available. We reserve the right to add or close Investment Accounts, substitute another Portfolio, fund or other investment vehicle without your consent, or combine Investment Accounts or Portfolios. A substituted Portfolio, fund or investment vehicle may have different fees and expenses. Substitutions and Investment Account closings may be made with respect to existing investments or the investment of future Premiums, or both. However, no substitution will be made without any necessary approval of the Securities and Exchange Commission. A Portfolio also may discontinue offering its shares to the Investment Accounts. In addition, we reserve the right to make other structural and operational changes affecting the Separate Account and the Contract.

We will notify you if any of these changes result in a material change in the underlying investments of an Investment Account of the Separate Account to which any part of your Accumulation Value is allocated. Information about any such change will be filed with any regulatory authority where required and will be subject to any required approval.

If you object to a material change and a portion of your Accumulation Value is attributable to the affected Investment Account, then you may transfer that value into another Investment Account.

To effect such transfers, we must receive your acceptable request at our Administrative Office within 60 days of the postmarked notice of material change. We will not deduct a transfer charge for this transaction.

VOTING PORTFOLIO SHARES

The Separate Account is the legal owner of the shares of the Portfolios being offered through the Investment Accounts in your Contract. It therefore has the right to vote its shares at any meeting of the Portfolios’ shareholders. Generally, open-end investment companies, such as the Portfolios, do not hold annual meetings of shareholders. However, if and when shareholder meetings are held, we will give you the right to instruct us how to vote the shares attributable to your Contract. If we don’t receive timely instructions from you, we will vote your shares in the same proportion as the voting instructions received on all outstanding Contracts. Please note that the effect of proportional voting is that a small number of Contractowners may control the outcome of a vote. We may vote the shares of the Portfolios in our own right in some cases, if we determine that we may legally do so.

The number of Portfolio shares attributable to you is determined by dividing your interest in the applicable Investment Account by the net asset value of the underlying Portfolio.

THE CONTRACT—THE ACCUMULATION PERIOD

The Contract is an individual flexible-premium (you can contribute varying amounts) deferred annuity that accepts after-tax dollars for Non-Qualified and pre-tax dollars for Qualified Contracts. The rights and benefits of the Contract are summarized below. However, the descriptions you read here are qualified entirely by the Contract itself. We offer the Contract in most states and the District of Columbia, although the Contract may not be available to residents in every state.

PURCHASING A CONTRACT AND REMITTING PREMIUMS

Minimum Initial and Maximum Additional Premiums. We will issue you a Non-Qualified Contract as soon as we receive your completed application and your initial Premium at our Administrative Office. Initial Premiums must be for at least $2,500.

For Qualified Contracts you may not make Premium payments in excess of the applicable annual contribution limit as specified in the IRC. For advice on making contributions to a Qualified Contract, please consult your investment or tax advisor.

Please send your check, payable to TIAA-CREF Life Insurance Company, along with the application to:

TIAA-CREF

P.O. Box 724508

Atlanta, GA 31139

Intelligent Variable Annuity Prospectus	13

Note that we cannot accept money orders, travelers checks, or cash. In addition, we will not accept a third-party check where the relationship of the payor to the Contractowner cannot be identified from the face of the check. We will credit your initial Premium within two Business Days after we receive all necessary information or the Premium itself, whichever is later. If we don’t have the necessary information within five Business Days, we’ll return your initial Premium unless you instruct us otherwise upon being contacted.

Additional Premiums. Subsequent Premiums must be for at least $50. We reserve the right to limit Premiums to no more than $1,000,000 a year. Send a check, payable to TIAA-CREF Life Insurance Company, including your Contract number, to:

TC-Life VA Collections

P.O. Box 933866

Atlanta, GA 31139-3866

These Premiums will be credited as of the Business Day we receive them, and allocated in the same way as your investment instructions currently on file, unless you instruct otherwise. Currently, TIAA-CREF Life will accept Premiums at any time both the Contractowner(s) and the Annuitant(s) are living and your Contract is in the Accumulation Period. However, we reserve the right not to accept Premiums under this Contract after you have been given three months’ notice.

Electronic Payment. You may make initial or subsequent investments by electronic payment. You may also establish an automatic investment plan using Electronic Funds Transfers (EFT) by completing an authorization form. If the automatic investment plan is used for a Qualified Contract, you should consult your tax advisor for advice regarding maximum contributions. A federal wire is usually received the same day and an ACH is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although ACH is usually less expensive than a federal wire. Here’s what you need to do:

1.	If you are sending in an initial Premium, send us your application;

2.	Instruct your bank to wire money to:

Wachovia Bank, N.A.

ABA Number 031201467

Avondale, PA

Account of: TIAA-CREF Life Insurance Company

Account Number: 2000035305820

3.	Specify on the wire:

•	Your name, address and Social Security Number(s) or Taxpayer Identification Number
•	Indicate if this is for a new application or existing Contract (provide Contract number if existing)

More About Remitting Premiums. We will not be deemed to have received any Premiums sent to the addresses designated in this prospectus for remitting Premiums until the third party service administrator has received such Premiums along with any necessary information.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

If we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

Certain Restrictions. You may only open one Contract in any calendar year. Except as otherwise described in this prospectus, the Contract doesn’t restrict how large your Premiums are or how often you send them, although we reserve the right to impose restrictions in the future.

We reserve the right to reject any Premium payment or to place dollar limitations on the amount of a Premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, we may be required to reject a Premium payment. We may also be required to block a Contractowner’s account and refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Investment Account Accumulation

At the end of any Business Day, the Accumulation Value in each Investment Account is equal to the number of Accumulation Units in each Investment Account multiplied by the Accumulation Unit value for that Investment Account.

The Number of Accumulation Units in any Investment Account at the end of the day will be increased by:

•	Premiums allocated to that Investment Account; and

•	Transfers from another Investment Account;

And will be decreased by:

•	Deductions of Premium taxes incurred for the Investment Account; and

•	Withdrawals from Accumulation Value in the Investment Account; and

•	Transfers to another Investment Account; and

•	Any portion of the death benefit paid; and

14	Prospectus Intelligent Variable Annuity

•	Annual maintenance fee that has been deducted from the Investment Account; and

•	Redemption charges imposed by a Portfolio underlying an Investment Account.

Every time you allocate or transfer money to or from an Investment Account, we convert that dollar amount into Accumulation Units. We determine the number of Accumulation Units we credit to, or subtract from, your Contract by dividing the dollar amount of the transaction by the Accumulation Unit value for that Investment Account at the end of the Business Day.

ACCUMULATION UNIT VALUE

We determine an Accumulation Unit value for each Investment Account to reflect how investment performance affects the Accumulation Value. Unit values will vary among Investment Accounts. The Unit value may increase or decrease from one Business Day to the next.

The Accumulation Unit value of any Investment Account at the end of any Business Day equals:

•	The Accumulation Unit value of the Investment Account on the immediately preceding Business Day; multiplied by

•	The net investment factor for that Investment Account on that Investment Day.

The net investment factor:

•	Measures the investment performance of an Investment Account from one Business Day to the next;

•	Increases to reflect investment income and capital gains (realized and unrealized) for the shares of the underlying Portfolio;

•	Decreases to reflect any capital losses (realized and unrealized) for the shares of the underlying Portfolio, as well as the underlying Portfolio expenses; and

•	Decreases to reflect the mortality and expense risk charge which is based upon the following annual rates applied to total value in all Investment Accounts:

•	0.40% if the value of Accumulation Units in all Investment Accounts is less than $100,000;

•	0.25% if the value of Accumulation Units in all Investment Accounts is from $100,000 to $500,000; and

•	0.15% if the value of Accumulation Units in all Investment Accounts is more than $500,000.

•	In contract years 11 and later, the annual rate is 0% regardless of the value of Accumulation Units in all Investment Accounts

•	Decreases to reflect an Administrative Expense charge of 0.10% (0.30% before waiver) for all contract years; and

•	If applicable, decreases to reflect the Guaranteed Minimum Death Benefit (GMDB) charge of 0.10%.

Accumulation Unit values on any non-Business Day are determined using the Unit values as of the most recent prior Business Day.

We deduct the mortality and expense risk charge to compensate us for certain mortality and expense risks we assume, and for certain expenses we incur. The mortality risk is the risk that an Annuitant will live for a longer time than we project. The expense risk is the risk that the expenses that we incur will exceed the Contract charges.

In order to accommodate the varying mortality and expense risk charges, as well as the application of the GMDB charge on certain contacts, separate Accumulation Unit values will be maintained via different charge bands. On the last Business Day of each month, we will transfer Accumulation Units between bands if your Accumulation Value on that day increases above or decreases below a particular band breakpoint. In addition, on any Business Day in which you make a Premium or withdrawal, we also will transfer Accumulation Units between bands if the Premium or withdrawal causes your Accumulation Value on that day to increase above or decrease below a particular band breakpoint.

GENERAL CONSIDERATIONS FOR ALL TRANSFERS AND CASH WITHDRAWALS

You can tell us how much you want to transfer or withdraw in dollars, Accumulation Units, or as a percentage of your Accumulation Value.

Transfers and cash withdrawals are effective at the end of the Business Day we receive your request and any required information and documentation. Transfers and cash withdrawals made at any time other than during a Business Day will be effective at the end of the next Business Day. You can also defer the effective date of a transfer or cash withdrawal to a future Business Day acceptable to us.

TRANSFERS

You can transfer some (at least $250 at a time) or all of the amount you accumulate under your Contract among the Separate Account’s Investment Accounts. Currently, we limit the number of transfers you may make among the Investment Account options. Please see “Transfer Policies Regarding Market Timing and Frequent Trading.” We do not assess a transfer charge.

To request a transfer, write to or call our Administrative Office, or go to our Web Center’s account access feature at www.tiaa-cref.org. If you make a telephone or Internet transfer at any time other than during a Business Day, it will be effective at the close of the next Business Day. We can suspend or terminate your ability to transfer by telephone, fax, or over the Internet at any time for any reason.

TRANSFER POLICIES REGARDING MARKET TIMING AND FREQUENT TRADING

There are Contractowners who may try to profit from transferring money back and forth among Investment

Intelligent Variable Annuity Prospectus	15

Accounts in an effort to “time” the market or for other reasons. As money is shifted in and out of these Accounts, we incur transaction costs and the underlying Portfolios incur expenses for buying and selling securities. In addition, excessive trading can interfere with efficient portfolio management and cause dilution, if traders are able to take advantage of pricing inefficiencies. These costs are borne by all Contractowners, including long-term investors who do not generate the costs. The Contract is not designed for market timing or frequent trading.

The risk of pricing inefficiencies may be increased for Portfolios invested primarily in foreign securities. To discourage market-timing activity and control certain transfer activity, TIAA-CREF Life has adopted the following policies and procedures.

•

We reserve the right to allow you to make only one transfer from any one Investment Account to one or more other Investment Accounts within a 90-day period. We will count as “one transfer” all transfers effected on the same Valuation Day from any one Investment Account to one or more other Investment Accounts.

•

If we regard the transfer activity as disruptive to the Portfolios’ efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a Contractowner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar transfer activity could be handled differently because of the surrounding circumstances.

•

We seek to apply our market timing and other transfer policies uniformly to all Contractowners. No exceptions are made with respect to the policies. The Contract is not appropriate for market timing. You should not invest in the Contract if you want to engage in market timing activity.

•	We do not include transfers made pursuant to the dollar cost averaging and automatic account rebalancing programs when applying our market timing policies or transfer privileges at any time.

•	We reserve the right to modify or terminate our market timing policies or transfer privileges at any time.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA-CREF Life or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term Owners, increased transaction costs, and interference with the efficient portfolio management of the affected Investment Account.

Additionally, the Portfolios may have their own policies and procedures to deter market timing and excessive trading, which may include, but are not limited to, trading restrictions and prohibitions, and redemption and other fees. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the Portfolios. However, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contractowners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Contractowners who violate the market timing and excessive trading policies established by the Portfolio. Please see the Portfolios’ prospectuses for more information on their various market timing policies and procedures.

In addition, some Portfolios may impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of Business Days after purchase). The Portfolios determine the amount of the redemption charge and the charge is retained by or paid to the Portfolio and not by us. The redemption charge may affect the number and value of Accumulation Units transferred out of the Investment Account that invests in that Portfolio and, therefore, may affect the Accumulation Value in that Investment Account. We reserve the right to administer and collect any such redemption fees from your Accumulation Value on behalf of the Portfolios.

CASH WITHDRAWALS

You can withdraw some or all of your Accumulation Value in the Investment Accounts. Cash withdrawals must be for at least $1,000 (or your entire Accumulation Value, if less). Any withdrawal that would reduce your entire Accumulation Value below $1,000 will be considered a request for a full surrender. Surrenders from Qualified Contracts may be restricted or prohibited. There’s no charge for cash withdrawals.

If you withdraw your entire Accumulation Value in the Separate Account, we’ll cancel your Contract and all of our obligations to you under the Contract will end. We will deduct the annual maintenance fee from any surrender proceeds.

Withdrawals are subject to income tax, and a 10% penalty tax may apply if you are under age 59 1/2. (See “Federal Income Taxes.”)

SYSTEMATIC WITHDRAWALS

If your Accumulation Value is at least $10,000, you may have withdrawals made from one or more of the Investment Accounts on a systematic basis. Systematic withdrawals can be made monthly, quarterly, semi-annually or annually, from the first to the twenty-eighth day of the month. If the scheduled date of a systematic withdrawal is not a Business

16	Prospectus Intelligent Variable Annuity

Day, the withdrawal will be deemed as a redemption request made on the previous Business Day and priced accordingly.

The starting date for systematic withdrawals must be at least seven calendar days after we receive all required forms. Systematic withdrawals will continue until the earliest of the following:

•	the date you tell us to stop, or

•	your Accumulation Value in any Investment Account is insufficient, or

•	a withdrawal would cause your Accumulation Value to fall below $1,000, or

•	your death, or

•	the Annuitant’s death.

A periodic withdrawal amount must be either in dollars, or in percentage of Accumulation Value, or in numbers of Accumulation Units. The initial periodic withdrawal amount must be at least $100. Systematic withdrawals paid by check may be subject to a fee of up to $5 per payment. You may not have more than one systematic withdrawal program in effect at any one time.

Systematic withdrawals are not available to you while you own any other deferred annuities issued by us that:

•	accept only after-tax contributions, and

•	were issued during the calendar year in which the Contract was issued, and

•	have an Accumulation Value greater than zero.

Systematic withdrawals are subject to all provisions applicable to withdrawals, except as otherwise provided herein. We may restrict the availability of systematic withdrawals from any new Investment Accounts that are added to your Contract after the issue date of the Contract. We may suspend future systematic withdrawals with ninety days’ written notice to you.

DOLLAR COST AVERAGING

If your Accumulation Value is at least $10,000, you may elect to participate in a dollar cost averaging program by providing us with acceptable notice. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Premium into the Investment Accounts over a period of time by systematically and automatically transferring, on a periodic basis, specified dollar amounts from the TIAA-CREF Life Money Market Account to any Investment Account(s). This allows you to potentially reduce the risk of investing most of your Premium into the Investment Accounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase Accumulation Units when their value is low as well as when it is high.

You choose whether transfers will be made on a monthly or a quarterly basis on the 1st through the 28th day of the month. If you don’t select a timing basis, we will make monthly transfers. Equal amounts (minimum $100) are automatically transferred from the TIAA-CREF Life Money Market Investment Account to your designated “target Investment Options” in the percentages selected. You may have multiple target Investment Options.

The starting date of a dollar cost averaging program must be at least seven calendar days after we receive all required forms, and a dollar cost averaging program can not begin during the “free look” period. We reserve the right to allow you to start only one dollar cost averaging program in any contract year or successive 12 month period. If an automatic account rebalancing program is in effect, a dollar cost averaging program cannot be initiated.

Dollar cost averaging will end if we receive an acceptable request to cancel the participation, the value of the TIAA-CREF Life Money Market Investment Account is insufficient to make the transfer, or the specified number of transfers has been completed. We may suspend dollar cost averaging program transfers with ninety days written notice to you. We reserve the right to terminate the dollar cost averaging program.

This program is excluded from our Transfer Policies Regarding Market Timing and Frequent Trading. See “Transfer Policies Regarding Market Timing and Frequent Trading.”

AUTOMATIC ACCOUNT REBALANCING PROGRAM

You may elect to participate in an automatic account rebalancing program by providing us with acceptable notice. Automatic account rebalancing will allow you to maintain your specified allocation mix among the Investment Options. You direct us to readjust your allocations on a monthly, quarterly, semi-annual or annual basis on the 1st through the 28th day of the month.

We reserve the right to allow you to start only one automatic account rebalancing program in any contract year or successive 12-month period. If a dollar cost averaging program is in effect, an automatic account rebalancing program cannot be initiated.

Automatic account rebalancing will end if we receive an acceptable request to cancel your participation. We reserve the right to terminate the automatic account rebalancing program for a particular Contract.

This program is excluded from our Transfer Policies Regarding Market Timing and Frequent Trading. See “Transfer Policies Regarding Market Timing and Frequent Trading.”

WITHDRAWALS TO PAY ADVISORY FEES

In certain situations, as agreed to between you and a registered investment adviser, you can set up a program to have money withdrawn directly from your Contract to pay your advisor. You will be required to complete and return

Intelligent Variable Annuity Prospectus	17

certain forms to effect these cash withdrawals, indicating how you want the money to be withdrawn. If you do not specify how you want the money withdrawn, we will make the withdrawal from each of your Investment Accounts on a pro rata basis. As a Non-Qualified Contract, the withdrawal will be treated like any other distribution; it may be included in gross income for federal tax purposes and, if the Owner is under age 59 1/2, it may be subject to a 10% penalty tax. You should consult a tax advisor regarding the tax treatment of the payment of advisor fees from your Contract.

You may use systematic withdrawals to pay these advisory fees. Such withdrawals must be quarterly, not earlier than the seventh Business Day after the end of a calendar quarter. The amount withdrawn must be specified in dollars or in percentage of your Accumulation Value as of the end of the quarter. The financial advisor may request that we stop making withdrawals. We may determine the eligibility of financial advisors for systematic withdrawal payments.

These fees will go to individual registered investment advisers who are not affiliated with us or the Separate Account investment adviser. These fees are not Contract charges retained by us. These fees also are not the investment advisory fees paid by the underlying Portfolios. We will not assess any charge for the withdrawal of these fees.

TAX ISSUES

Make sure you understand the possible federal and other income tax consequences of transfers and cash withdrawals. Cash withdrawals are taxed at the rates for ordinary income—i.e., they are not treated as capital gains. Withdrawals before age 59 1/2 may subject you to early-distribution taxes as well. For more information, see “Federal Income Taxes.”

CHARGES

SEPARATE ACCOUNT CHARGES

We deduct charges each Business Day from the assets of each Investment Account for various services required to administer the Separate Account and the Contracts and to cover certain insurance risks borne by TIAA-CREF Life. While TIAA-CREF Life reserves the right to increase the Separate Account charges at any time, we will provide at least three months’ notice before any raise.

Administrative Expense Charge. This charge is for administration and operations, such as allocating Premiums and administering Accumulation Value. The daily deduction is equivalent to 0.30% of Accumulation Value annually. We deduct the charge daily from the net investment factor when calculating the Accumulation Unit values for the Investment Accounts.

We currently waive a portion of the Administrative Expense Charge, so that the current Administrative Expense Charge is 0.10%. While we reserve the right to increase this charge at any time, we will provide at least three months’ notice before we raise the Administrative Expense Charge above 0.10%.

Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the Contracts. We deduct the charge daily from the net investment factor when calculating the Accumulation Unit values for the Investment Accounts.

The daily deduction is equivalent to the following percentages of Accumulation Value annually:

During the First 10 Contract Years:
If Accumulation Value is less than $100,000:	0.40%
If Accumulation Value is between $100,000–$500,000:	0.25%
If Accumulation Value is greater than $500,000:	0.15%
After the First 10 Contract Years:	0.00%

On the last Business Day of each month, we will transfer Accumulation Units between bands if your Accumulation Value on that day increases above or decreases below a particular band breakpoint. In addition, on any Business Day in which you make a Premium or withdrawal, we also will transfer Accumulation Units between bands if the Premium or withdrawal causes your Accumulation Value on that day to increase above or decrease below a particular band breakpoint.

Our mortality risks come from our obligations under the Contracts to make annuity payments under the One-Life Annuity and the Two-Life Annuity and to pay death benefits before the Annuity Period begins. We assume the risk of making annuity payments regardless of how long the Annuitant(s) may live or whether the mortality experience of Annuitants as a group is better than expected. We also bear a risk in connection with our Guaranteed Minimum Death Benefit guarantee, since this death benefit may be more than your Accumulation Value.

Our expense risk is the possibility that our actual expenses for administering and marketing the Contract and for operating the Separate Account will be higher than the amount recovered through the administrative expense charge.

If the mortality and expense risk charge isn’t enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our General Account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (TPIS), the principal underwriter of the Contract.

Guaranteed Minimum Death Benefit Charge. If you elect the Guaranteed Minimum Death Benefit, we will assess an additional charge of 0.10% of Accumulation Value, on an annual basis, as compensation for providing this guaranteed benefit. We deduct the charge daily from the net investment factor when calculating the Accumulation Unit values for the Investment Accounts.

18	Prospectus Intelligent Variable Annuity

OTHER CHARGES AND EXPENSES

Portfolio Expenses. Each Investment Account purchases shares of the corresponding Portfolio at net asset value. Certain deductions and expenses of the underlying Portfolios are paid out of the assets of the Portfolios. These expenses may include charges for portfolio accounting, custody, and other services provided to the Portfolio. The Portfolios’ investment advisers also are entitled to an annual management fee based on a percentage of the average daily net assets of each Portfolio. Portfolio expenses are not fixed or specified under the terms of the Contract, and may change periodically. For further information, consult the Portfolios’ prospectuses and the Annual Operating Expense table included in the summary of this prospectus.

No Deductions from Premiums. The Contract provides for no front-end charges.

Premium Taxes. Currently, residents of several states may be subject to premium taxes on their Contract. We normally will deduct any charges for premium taxes from your Accumulation Value when it’s applied to provide annuity payments. However, if a jurisdiction requires that premium taxes be paid at other times, such as when Premiums are paid or when cash withdrawals are taken, we’ll deduct premium taxes then. State premium taxes currently range from 0.50 percent to 3.50 percent of Premium payments.

Annual Maintenance Fee. Your Contract will be subject to an annual maintenance fee of $25 to compensate us for the expenses associated with administering your Contract. We will assess this fee on every annual anniversary of your Contract and on surrender of your Contract. We will waive the annual maintenance fee if your Accumulation Value exceeds $25,000 on the anniversary date of your Contract or the day you surrender your Contract. If your Accumulation Value in the TIAA-CREF Life Money Market Investment Account is greater than the amount of the maintenance fee, we will deduct the fee from the TIAA-CREF Life Money Market Investment Account. Otherwise, we will deduct the fee from the Investment Accounts in proportion the Accumulation Value in each Investment Account. We do not deduct this charge during the Annuity Period.

Transfer Charge. We do not charge you for transfers.

Surrender Charge. We do not deduct any surrender charges if you withdraw all Accumulation Value from the Contract, although we will assess the annual maintenance fee.

THE CONTRACT—THE ANNUITY PERIOD

You can apply your Accumulation Value to provide annuity payments from a fixed account that is part of our General Account. Annuity payments will be based, among other things, on the amount of your Accumulation Value, your choice of Income Option, and your choice among the payout options. You may elect to receive monthly, quarterly, semi-annual or annual payments. If your annuity payments would be less than $100 under the payment option you choose, we may make annuity payments less frequently than that. The total value of annuity payments made to you may be more or less than the total Premiums you paid under the Contract.

WHEN ANNUITY PAYMENTS BEGIN

Generally you pick the date when you want annuity payments to begin when you first apply for a Contract. The date you choose cannot be later than the Annuitant’s 90th birthday. You can choose or change this annuity starting date at any time before annuity payments begin. In any case, the annuity starting date will be the first day of a month and can not be earlier than fourteen months after the day your Contract is issued (twelve months for Contracts issued in Florida). Your first annuity check may be delayed while we process your choice of Income Options and calculate the amount of your initial payment.

For payments to begin on the annuity starting date you chose, we must have received all information and documentation necessary for the Income Option you’ve picked. If we haven’t received all the necessary information, we’ll defer the annuity starting date until the first day of the month after the information has reached us, but not beyond the Annuitant’s 90th birthday. If you haven’t picked an Income Option by then or if we have not otherwise received all the necessary information, we will begin payments under a One-Life Annuity with, if allowed under federal tax law, a ten year guaranteed period. The payments will be made out of the fixed account.

We’ll send your annuity payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments changes, it’s your responsibility to let us know. We can send payments to your residence or most banks abroad.

INCOME PAYMENTS

Your payments are based on your Accumulation Value determined on the last Business Day before the annuity starting date. At the annuity starting date, the dollar amount of each annuity payment resulting from your Accumulation Value is fixed, based upon:

•	the annuity option you choose

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the ages of the Annuitant and any Second Annuitant, and

•	the current annuity rates, not to be less than those specified in your Contract’s rate schedule.

Payments are not variable—they won’t change based on the investment experience of any Investment Account.

Intelligent Variable Annuity Prospectus	19

ANNUITY OPTIONS

You have a number of different annuity options. The current options are:

•

One-Life Annuities with or without Guaranteed Period. Pays income as long as the Annuitant lives. If you opt for a guaranteed period (10, 15 or 20 years) and your Annuitant dies before it’s over, income payments will continue to you or your Beneficiary until the end of the period. If you don’t opt for a guaranteed period, all payments end at the Annuitant’s death—so that it’s possible for you to receive only one payment if your Annuitant dies less than a month after payments start.

•

Fixed-Period Annuities. Pays income for a stipulated period of not less than two nor more than thirty years. At the end of the period you’ve chosen, payments stop. If you die before the period is up, your Beneficiary becomes the Contractowner.

•

Two-Life Annuities with or without Guaranteed Period. Pays income to you as long as the Annuitant or Second Annuitant lives, then continues at either the same or a reduced level for the life of the survivor, or until the end of the specified guaranteed period, whichever period is longer. There are three types of two-life annuity options, all available with or without a guaranteed period—Full Benefit While Either the Annuitant or the Second Annuitant is Alive, Two-Thirds Benefit After the Death of Either the Annuitant or the Second Annuitant, and a Half-Benefit After the Death of the Annuitant.

Your Beneficiary has the right to receive in a lump sum the commuted value of any periodic payments or other amounts remaining due under a Fixed-Period Annuity or Life Annuity with a Guaranteed Period. The commuted value, which is the present value of annuity payments used when an annuity will be paid in a lump sum instead of a series of payments, is equal to the sum of payments less the interest that would have been earned from the effective date of the commuted value calculation to the date each payment would have been made. The interest rate used is the same as that used to determine the guaranteed amount of the annuity payments.

DEATH BENEFITS

AVAILABILITY; CHOOSING BENEFICIARIES

Unless the “Special Option For Spouses” described immediately below applies, the death benefit will be paid if either the Owner or Annuitant dies during the Accumulation Period. When you fill out an application for a Contract, you name one or more Beneficiaries to receive the death benefit if you die. You can change your Beneficiary at any time during the Accumulation Period. For more information on designating Beneficiaries, contact TIAA-CREF Life or your legal adviser.

SPECIAL OPTION FOR SPOUSES

If the surviving spouse is the sole Beneficiary when the Owner dies, the spouse can choose to become the Contractowner and continue the Contract, or receive the death benefit. If the surviving spouse does not make a choice within 60 days after we receive proof of death, the spouse will automatically become the Contractowner, and no death benefit will be paid to the surviving spouse. Your spouse will also become the Annuitant if you were the Annuitant.

AMOUNT OF DEATH BENEFIT

The amount of the death benefit is your Accumulation Value on the Valuation Day we authorize payment of the death benefit. We will authorize payment of a Beneficiary’s portion of the death benefit on the date we receive due proof of death of an Owner or Annuitant and all information required to be furnished for payment of that Beneficiary’s portion of the death benefit.

If you have elected the Guaranteed Minimum Death Benefit (for an additional charge), and this amount is greater than the Accumulation Value, we will instead pay the Guaranteed Minimum Death Benefit (see below).

GUARANTEED MINIMUM DEATH BENEFIT OPTION

If you elected the Guaranteed Minimum Death Benefit option (for an additional charge) and, on the Business Day we authorize payment of the death benefit, this amount is greater than the Contract death benefit (which is equal to the Accumulation Value), then we will pay the Guaranteed Minimum Death Benefit instead of the Contract death benefit.

The Guaranteed Minimum Death Benefit on any Business Day is equal to the sum of all Premiums credited under the Contract less the “adjusted sum” of each withdrawal made.

The adjusted sum of each withdrawal made is equal to the sum of each withdrawal multiplied by the greater of 1 or the following:

•	the value of the Guaranteed Minimum Death Benefit on the Business Day preceding the withdrawal, divided by

•	the Accumulation Value on the Business Day of the withdrawal, excluding the effect of any transactions on that day.

Multiple withdrawals made on any single day will be aggregated for the purpose of this calculation.

The following example is intended to illustrate how we calculate the Guaranteed Minimum Death Benefit. Assume:

•	On July 16th, an initial Premium of $10,000 is received by us and the Contract is issued.

•	The Accumulation Value equals $10,000.

•	The Contract death benefit, which is equal to the Accumulation Value, is also $10,000.

•	The Guaranteed Minimum Death Benefit, which is equal to the sum of all Premiums ($10,000) less the “adjusted sum” of each withdrawal ($0), also equals $10,000.

20	Prospectus Intelligent Variable Annuity

If a death benefit were to be paid on this date, it would be equal to the Contract death benefit of $10,000. Because the Guaranteed Minimum Death Benefit is not greater than the Contract death benefit, we will not instead pay the Guaranteed Minimum Death Benefit.

•	On August 21st, a withdrawal of $2,000 is made from the Contract.

•	Assume that prior to the withdrawal, the Accumulation Value equals $8,500. After the withdrawal, the Accumulation Value equals $6,500.

•	The Contract death benefit, which is equal to the Accumulation Value after the withdrawal, is $6,500.

•	The Guaranteed Minimum Death Benefit is equal to the sum of all Premiums less the “adjusted sum” of each withdrawal.

•	The “adjusted sum” of the $2,000 withdrawal is equal to the withdrawal ($2,000) multiplied by the greater of:

1.	1; or

2.	the prior Business Day’s Guaranteed Minimum Death Benefit ($10,000) divided by the current Accumulation Value excluding the effect of any transactions on that day ($8,500). This equals 1.1764706 ($10,000/$8,500).

•	Because 1.176 is greater than 1, the withdrawal ($2,000) is multiplied by 1.1764706 to equal $2,352.94.

•	The Guaranteed Minimum Death Benefit, which is equal to the sum of all Premiums ($10,000) less the “adjusted sum” of each withdrawal ($2,352.94), equals $7,647.06.

If a death benefit were to be paid on this date, it would be equal to the Guaranteed Minimum Death Benefit of $7,647.06, because this amount is greater than the Contract death benefit of $6,500.

•	On September 1st, a subsequent Premium of $20,000 is received by us.

•	Assume that prior to receipt of the Premium, the Accumulation Value equals $9,000. After the Premium is received, the Accumulation Value equals $29,000.

•	The Contract death benefit, which is equal to the Accumulation Value after the Premium is received, is $29,000.
•	The Guaranteed Minimum Death Benefit, which is equal to the sum of all Premiums ($30,000=$10,000+$20,000) less the “adjusted sum” of each withdrawal ($2,352.94), equals $27,647.06 ($30,000–$2,352.94).

If a death benefit were to be paid on this date, it would be equal to the Contract death benefit of $29,000, which is greater than the Guaranteed Minimum Death Benefit of $27,647.06.

•	On September 28th, a withdrawal of $5,000 is made from the Contract.
•	Assume that prior to the withdrawal, the Accumulation Value equals $31,500. After the withdrawal, the Accumulation Value equals $26,500.

•	The Contract death benefit, which is equal to the Accumulation Value after the withdrawal, is $26,500.

•	The Guaranteed Minimum Death Benefit is equal to the sum of all Premiums less the “adjusted sum” of each withdrawal.

•	The “adjusted sum” of the $5,000 withdrawal is equal to the withdrawal ($5,000) multiplied by the greater of:

1.	1; or

2.	the prior Business Day’s Guaranteed Minimum Death Benefit ($27,647.06) divided by the current Accumulation Value excluding the effect of any transactions on that day ($31,500). This equals 0.877684 ($27,647.06/$31,500).

•	Because 1 is greater than 0.877684, the withdrawal ($5,000) is multiplied by 1 to equal $5,000.

•	The Guaranteed Minimum Death Benefit, which is equal to the sum of all Premiums ($30,000=$10,000+$20,000) less the “adjusted sum” of each withdrawal ($7,352.94=$2,352.94+$5,000), equals $22,647.06.

If a death benefit were to be paid on this date, it would be equal to the Contract death benefit of $26,500, which is greater than the Guaranteed Minimum Death Benefit of $22,647.06.

The Guaranteed Minimum Death Benefit is a guaranteed minimum, which means that we will only pay this amount if it is greater than the Contract death benefit.

The daily charge for the Guaranteed Minimum Death Benefit is shown in the “Separate Account Charges” section of this Prospectus. You may not elect the Guaranteed Minimum Death Benefit after we issue your Contract, and may not cancel it after we issue your Contract.

METHODS OF PAYMENT OF DEATH BENEFITS

The sole method of payment for death benefits is a single-sum payment. The entire death benefit is paid at once. If there is more than one Beneficiary, we will pay each Beneficiary, in a single-sum payment, his or her portion of the death benefit as determined on the Valuation Day we receive all information required to be furnished for payment of that Beneficiary’s portion of the death benefit. Because Beneficiaries may provide the required information to us on different days, Beneficiaries may receive differing amounts, even where all Beneficiaries have been designated so as to share equally in the death benefit proceeds.

Death benefit payments must be made within five years of your death. Upon payment of the entire death benefit, the Contract will terminate.

Intelligent Variable Annuity Prospectus	21

In all events, the death benefit and the termination provisions of the Contract will be administered in accordance with the requirements of Sections 72(s) or 401(a)(9), as applicable to your Contract.

DELAYS IN PAYMENTS

We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, or transfer from the Investment Accounts within 7 days after we receive all applicable acceptable notices, and/or due proofs of death. However, we can postpone these payments if:

•

the New York Stock Exchange is closed for trading, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; or

•

an emergency exists, as a result of which the Securities and Exchange Commission determines that (A) the disposal of shares in an Investment Account or its corresponding Portfolio is not reasonably practicable, or (B) it is not reasonably practicable to fairly determine the value of the net assets of an Investment Account or its corresponding Portfolio; or

•	an Investment Account or its corresponding Portfolio otherwise suspends payment or redemption of its shares pursuant to an order of the Securities and Exchange Commission; or

•	you have submitted a check or draft to our Administrative Office, in which case we have the right to defer payment until the check or draft has been honored.

FEDERAL INCOME TAXES

The following discussion is based on our understanding of current federal income tax law, and is subject to change. For complete information on your personal tax situation, check with a qualified tax adviser.

TAXATION OF ANNUITIES

The following discussion assumes the Contracts qualify as annuity Contracts for federal income tax purposes:

In General. Internal Revenue Code (IRC) Section 72 governs annuity taxation generally. We believe an Owner who is a natural person usually won’t be taxed on increases in the value of a Contract until there is a distribution (i.e., the Owner withdraws all or part of the Accumulation Value or takes annuity payments). Since transfers among Investment Accounts under the Contract aren’t considered distributions, they won’t be taxed. Assigning, pledging, or agreeing to assign or pledge any part of the Accumulation Value usually will be considered a distribution.

Withdrawals of accumulated investment earnings are taxable as ordinary income. The IRC generally requires Non-Qualified Contract withdrawals to be first allocated to investment earnings.

The Owner of any annuity Contract who is not a natural person (such as a trust) generally must include in income any increases in the value of the Contract during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person should discuss these with a tax adviser.

Qualified and Non-Qualified Contracts. The Contract can only be purchased as an individual, and is referred to as a Non-Qualified Contract. Annuity contracts purchased as part of an IRA, Roth IRA, SEP or SIMPLE plan are referred to as a Qualified Contract.

The following discussion applies generally to Contracts owned by a natural person:

Withdrawals—Non-Qualified Contracts. If you make a withdrawal from your Non-Qualified Contract, the IRC generally treats such a withdrawal as first coming from earnings and then from your Premiums. Such withdrawn earnings are includible in income.

Diversification Requirements. The IRC requires that the investments of each Investment Account of the Separate Account underlying the Contracts be “adequately diversified” in order for the Non-Qualified Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each Investment Account, through the Portfolio in which it invests, will satisfy these diversification requirements.

Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contractowners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of a Contractowner to allocate Premiums and transfer amounts among the Investment Accounts of the Separate Account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent a Contractowner from being treated as the Owner of the Separate Account assets supporting the Contract.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the IRC requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract. Specifically, Section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and (b) if any Owner dies prior to the annuity starting date,

22	Prospectus Intelligent Variable Annuity

the entire interest in the Contract will be distributed within five years after the date of such Owner’s death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Annuity endorsement contains provisions that are intended to comply with these IRC requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified contracts.

The IRC also provides that any amount received under an annuity contract that is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)	paid on or after the taxpayer reaches age 59 1/2;

(2)	paid after you die;

(3)	paid if the taxpayer becomes totally disabled (as that term is defined in the IRC);

(4)	paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

(5)	paid under an immediate annuity; or

(6)	that come from purchase payments made prior to August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception plus interest for the tax years in which the exception was used.

Partial 1035 Exchanges. Section 1035 of the IRC provides that a non-qualified annuity contract may be exchanged in a tax-free transaction for another annuity contract. The Internal Revenue Service (IRS) has also ruled that a partial exchange of an annuity contract, whereby a portion of an annuity contract is directly transferred into another annuity contract, would also generally qualify as a non-taxable exchange. The IRS recently issued additional guidance which provides that a distribution from either of the contracts involved in the direct partial exchange within 12 months of the exchange would result in the exchange being treated as a taxable distribution from the first contract, followed by a payment for the second contract, except in limited circumstances, including a lifetime event such as divorce, disability or loss of employment which occurred between the date of the partial direct exchange and the withdrawal. Contractowners should consult their own tax advisers prior to entering into a partial exchange of an annuity contract.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

Transferring Contract ownership, pledging the Contract as security for a loan, designating an Annuitant, payee or other Beneficiary who is not also the Owner, or exchanging a Contract can have other tax consequences that we don’t discuss here. If you’re thinking about any of those transactions, contact a tax adviser.

ANNUITY PAYMENTS

Although the tax consequences may vary depending on the annuity payment option you select, in general, for Non-Qualified and certain Qualified Contracts, only a portion of the annuity payments you receive will be includable in your gross income. In general, the excludable portion of each annuity payment you receive will be determined as follows: by dividing the “investment in the contract” on the annuity commencement date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income.

If, after the annuity commencement date, annuity payments stop because an Annuitant died, the excess (if any) of the “investment in the contract” as of the annuity commencement date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction in your tax return. You should consult a tax advisor before electing the Initial Payment Guarantee or a feature with stabilized payments.

WITHHOLDING

Annuity distributions are usually subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, recipients can usually choose not to have tax withheld from distributions.

MULTIPLE CONTRACTS

In determining gross income, Section 72(e) will treat as one contract all TIAA-CREF Life and TIAA Non-Qualified deferred annuity Contracts issued to the same Owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10 percent penalty tax (see above). Consult a tax adviser before buying more than one annuity Contract for the purpose of gaining a tax advantage.

POSSIBLE CHARGE FOR TIAA-CREF LIFE’S TAXES

Currently we don’t charge the Separate Account for any federal, state, or local taxes on it or its Contracts (other than premium taxes—see “Charges”), but we reserve the right to charge the Separate Account or the Contracts for any tax or

Intelligent Variable Annuity Prospectus	23

other cost resulting from the tax laws that we believe should be attributed to them.

OTHER TAX ISSUES

Federal Estate Taxes. While no attempt is being made to discuss the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity Contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.

Generation-skipping transfer tax. Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of an annuity Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the IRC may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Annuity purchases by residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

TAX ADVICE

What we tell you here about federal and other taxes isn’t comprehensive and is for general information only. It doesn’t cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

GENERAL MATTERS

FINANCIAL CONDITION OF TIAA-CREF LIFE

Many financial services companies, including insurance companies, have been facing challenges in the recent economic and market environment. We are providing important information to help you understand how your Contract works and how our ability to meet our obligations affects your Contract.

Assets in the Separate Account. You assume all of the investment risk for Accumulation Value allocated to the Investment Accounts. Your Accumulation Value in the Investment Accounts is part of the assets of the Separate Account. These assets are segregated and insulated from our General Account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your Accumulation Value allocated to the Separate Account should generally not be adversely affected by the financial condition of our general account. See “SEPARATE ACCOUNT.”

Assets in the General Account. Any guarantees under the Contract that exceed your Accumulation Value, such as those associated with the death benefit, are paid from our General Account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Accumulated Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it. We issue other types of insurance policies and financial products as well, and some of these products are supported by the assets in our General Account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state law to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

24	Prospectus Intelligent Variable Annuity

How to Obtain More Information. Our financial statements are located in the Statement of Additional Information (“SAI”). For information on how to obtain a copy of the SAI, see the cover page of this Prospectus. For more information about TIAA-CREF Life, our Annual Report on Form 10-K is available on our website at www.tiaa-cref.org.

TELEPHONE AND INTERNET TRANSACTIONS

To speak with a customer service representative to make requests related to your Contract or to obtain more information, you can call the Administrative Office at 877 694-0305.

You can also use the TIAA-CREF Web Center’s account access feature to check your Accumulation Value and current allocation percentages, and make transfers. You will be asked to enter your Contract number and last four digits of your Social Security number. You will be led through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. All transactions made through the Web Center are electronically recorded. To use the Web Center’s account access feature, access the TIAA-CREF Internet home page at www.tiaa-cref.org.

Computer systems may not always be available. Any computer system, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

You should protect your Contract number and social security number, because automated transaction options will be available to anyone who provides your Contract number and social security number. We may not be able to verify that you are the person providing instructions through the Web Center, or that you have authorized any such person to act for you.

We can suspend or terminate your ability to transact by telephone, fax, or over the Internet at any time for any reason.

CONTACTING TIAA-CREF LIFE

We won’t consider any notice, form, request, or payment to have been received by TIAA-CREF Life until it reaches our Administrative Office. You can ask questions by calling toll-free 877 694-0305.

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please call 877 694-0305, and we will send it to you.

HOUSEHOLDING

To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one Contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 877 694-0305, or write us.

SIGNATURE REQUIREMENTS

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

ERRORS OR OMISSIONS

We reserve the right to correct any errors or omissions on any form, report or account statement that we send you.

DISTRIBUTING THE CONTRACTS

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

The Contracts are offered by Teachers Personal Investors Services, Inc. (TPIS) and, in some instances, TIAA-CREF Individual & Institutional Services, LLC (Services), subsidiaries of TIAA which are both registered with the SEC as broker-dealers and are members of the NASD. TPIS may also enter into selling agreements with third parties to distribute the Contracts. TPIS is considered the “principal underwriter” for interests in the Contract. Anyone distributing the Contract must be a registered representative of either TPIS or Services or an entity that has entered into a selling agreement with TPIS. The main offices of TPIS and Services are at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the Contracts, although we pay TPIS a fee from our General Account assets for sales of the Contracts. During fiscal year 2008, we paid TPIS $225,815 for distribution of the Contracts and TPIS retained this amount. We intend to recoup payments made to TPIS through fees and charges imposed under the Contract.

LEGAL PROCEEDINGS

Neither the Separate Account, TIAA-CREF Life, nor TPIS is involved in any legal action that we consider material to the Separate Account.

We intend to rely on the exemptions provided by Rule 12h-7 under the Securities Exchange Act of 1934 (the “1934 Act”) to the extent the requirement to file financial reports under the 1934 Act is determined to be applicable to depositors of variable contracts.

STATEMENTS AND REPORTS

You will receive a confirmation statement each time you remit Premiums, or make a cash withdrawal or transfer

Intelligent Variable Annuity Prospectus	25

among the Investment Accounts. The statement will show the date and amount of each transaction. However, if you’re using an automatic investment plan, you’ll receive a statement confirming those transactions immediately following the end of each calendar quarter.

You will be sent a statement each quarter which sets forth the following:

(1)	Premiums paid during the quarter;

(2)	the number and dollar value of Accumulation Units in the Investment Accounts credited during the quarter and in total;
(3)	cash withdrawals during the quarter; and

(4)	any transfers among the Investment Accounts during the quarter.

You will also receive, at least semi-annually, reports containing the financial statements of the Portfolios and a schedule of investments held by the Portfolios.

26	Prospectus Intelligent Variable Annuity

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

B-2	General Matters
B-3	State Regulation
B-3	Legal Matters
B-3	Experts
B-3	Additional Information
B-3	Financial Statements
B-4	Index to Financial Statements

Intelligent Variable Annuity Prospectus	27

APPENDIX A—CONDENSED FINANCIAL INFORMATION

	Bond Sub-Account	Growth Equity Sub-Account	Growth & Income Sub-Account	International Equity Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

ACCUMULATION UNIT VALUE:
Beginning of period	$29.48 to $29.51	$16.06 to $16.07	$27.93 to $27.95	$27.40 to $27.42
End of period	$28.88 to $28.98	$10.79 to $10.83	$20.12 to $20.20	$15.88 to $15.94

TOTAL RETURN (b)(f)	(.21)% to .14%	(41.06)% to (40.86)%	(35.19)% to (34.96)%	(50.31)% to (50.14)%

RATIOS TO AVERAGE NET ASSETS
Expenses (a)(c)(e)	0.25% to 0.60%	0.25% to 0.60%	0.25% to 0.60%	0.25% to 0.60%
Investment income (c)(d)	9.46%	1.72%	3.04%	0.11%
Thousands of Accumulation Units outstanding at end of period	157	77	56	98
Net assets at end of period (in thousands)	$4,538	$830	$1,133	$1,549

	Large-Cap Value Sub-Account	Money Market Sub-Account	Real Estate Securities Sub-Account	Small-Cap Equity Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

ACCUMULATION UNIT VALUE:
Beginning of period	$46.14 to $46.18	$11.38	$52.38 to $52.42	$45.78 to $45.82
End of period	$29.62 to $29.73	$11.59 to $11.63	$33.17 to $33.29	$33.52 to $33.65

TOTAL RETURN (b)(f)	(41.10)% to (40.89)%	2.25% to 2.60%	(38.65)% to (38.43)%	(32.83)% to (32.60)%

RATIOS TO AVERAGE NET ASSETS
Expenses (a)(c)(e)	0.25% to 0.60%	0.25% to 0.60%	0.25% to 0.60%	0.25% to 0.60%
Investment income (c)(d)	3.00%	1.82%	9.55%	2.52%
Thousands of Accumulation Units outstanding at end of period	45	2,128	21	16
Net assets at end of period (in thousands)	$1,330	$24,724	$713	$511

(a)	Does not include expenses of underlying TIAA-CREF Life Fund.
(b)	The percentages shown for this period are not annualized.
(c)	Annualized for periods less than one year.
(d)	These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fee assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(e)	These amounts represent the annualized expenses of the Sub-Account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only these expenses that result in a direct reduction to unit values. Charges made directly to contractowner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(f)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual total returns are not within the ranges presented.

28	Prospectus Intelligent Variable Annuity

continued

	Social Choice Equity Sub-Account	Stock Index Sub-Account	Calamos Growth & Income Portfolio Sub-Account	Credit Suisse Commodity Return Strategy Portfolio Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

ACCUMULATION UNIT VALUE:
Beginning of period	$27.74 to $27.76	$33.76 to $33.79	$14.24 to $14.25	$12.08 to $12.09
End of period	$19.27 to $19.32	$23.11 to $23.20	$10.57 to $10.61	$7.69 to $7.72

TOTAL RETURN (b)(f)	(36.47)% to (36.31)%	(37.46)% to (37.24)%	(32.14)% to (31.91)%	(34.11)% to (33.88)%

RATIOS TO AVERAGE NET ASSETS
Expenses (c)(e)	0.35% to 0.60%	0.25% to 0.60%	0.25% to 0.60%	0.25% to 0.60%
Investment income (c)(d)	3.06%	5.97%	0.34%	1.03%
Thousands of Accumulation Units outstanding at end of period	15	109	58	49
Net assets at end of period (in thousands)	$290	$2,520	$611	$377

	Credit Suisse Global Small Cap Portfolio Sub-Account	Credit Suisse Small Cap Core I Portfolio Sub-Account	Delaware VIP Diversified Income Series-Standard Class Sub-Account	Delaware VIP International Value Equity Series-Standard Class Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

ACCUMULATION UNIT VALUE:
Beginning of period	$12.49 to $12.50	$14.15 to $14.16	$10.40 to $10.41	$13.23 to $13.24
End of period	$7.45 to $7.48	$10.05 to $10.09	$9.69 to $9.73	$8.41 to $8.44

TOTAL RETURN (b)(f)	(47.07)% to (46.89)%	(34.99)% to (34.76)%	(5.11)% to (4.78)%	(42.77)% to (42.57)%

RATIOS TO AVERAGE NET ASSETS
Expenses (c)(e)	0.25% to 0.60%	0.25% to 0.60%	0.25% to 0.60%	0.25% to 0.60%
Investment income (c)(d)	1.22%	0.02%	0.00%	0.00%
Thousands of Accumulation Units outstanding at end of period	11	10	121	25
Net assets at end of period (in thousands)	$85	$98	$1,181	$210

Intelligent Variable Annuity Prospectus	29

CONDENSED FINANCIAL INFORMATION

	Delaware VIP Small Cap Value Series-Standard Class Sub-Account	Franklin Income Securities Fund–Class 1 Sub-Account	Franklin Small-Mid Cap Growth Securities Fund–Class 1 Sub-Account	Mutual Shares Securities Fund–Class 1 Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

ACCUMULATION UNIT VALUE:
Beginning of period	$27.29 to $27.32	$17.11 to $17.13	$20.59 to $20.61	$18.88 to $18.90
End of period	$19.96 to $20.04	$12.37 to $12.41	$13.40 to $13.45	$12.80 to $12.84

TOTAL RETURN (b)(f)	(30.30)% to (30.05)%	(29.83)% to (29.59)%	(42.69)% to (42.49)%	(37.31)% to (37.09)%

RATIOS TO AVERAGE NET ASSETS
Expenses (c)(e)	0.25% to 0.60%	0.25% to 0.60%	0.25% to 0.60%	0.25% to 0.60%
Investment income (c)(d)	0.00%	2.67%	0.00%	3.65%
Thousands of Accumulation Units outstanding at end of period	14	53	10	29
Net assets at end of period (in thousands)	$287	$652	$137	$376

	Templeton Developing Markets Securities Fund–Class 1 Sub-Account	Janus Aspen Forty Portfolio–Institutional Shares Sub-Account	Janus Aspen International Growth Portfolio–Institutional Shares Sub-Account	Janus Aspen Mid Cap Value Portfolio–Institutional Shares Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

ACCUMULATION UNIT VALUE:
Beginning of period	$14.04 to $14.05	$36.87 to $36.90	$60.86 to $60.91	$16.37 to $16.39
End of period	$7.61 to $7.63	$22.89 to $22.98	$31.15 to $31.27	$12.16 to $12.21

TOTAL RETURN (b)(f)	(52.90)% to (52.78)%	(44.49)% to (44.29)%	(52.40)% to (52.23)%	(28.20)% to (27.95)%

RATIOS TO AVERAGE NET ASSETS
Expenses (c)(e)	0.35% to 0.60%	0.25% to 0.60%	0.25% to 0.60%	0.25% to 0.60%
Investment income (c)(d)	0.60%	0.08%	(0.03)%	1.67%
Thousands of Accumulation Units outstanding at end of period	18	20	8	40
Net assets at end of period (in thousands)	$137	$450	$242	$483

30	Prospectus Intelligent Variable Annuity

continued

	Janus Aspen INTECH Risk-Managed Core Portfolio–Service Shares Sub-Account	Jennison 20/20 Focus Portfolio–Class II Sub-Account	Natural Resources Portfolio–Class II Sub-Account	Value Portfolio–Class II Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

ACCUMULATION UNIT VALUE:
Beginning of period	$12.03 to $12.04	$15.71 to $15.72	$62.09 to $62.14	$24.84 to $24.86
End of period	$8.45 to $8.47	$10.48 to $10.54	$31.29 to $31.46	$15.41 to $15.47

TOTAL RETURN (b)(f)	(36.56)% to (36.46)%	(39.76)% to (39.55)%	(53.47)% to (53.30)%	(42.90)% to (42.70)%

RATIOS TO AVERAGE NET ASSETS
Expenses (c)(e)	0.35% to 0.50%	0.25% to 0.60%	0.25% to 0.60%	0.25% to 0.60%
Investment income (c)(d)	0.76%	0.00%	0.03%	0.00%
Thousands of Accumulation Units outstanding at end of period	3	23	8	22
Net assets at end of period (in thousands)	$27	$240	$251	$343

	Legg Mason Partners Variable Aggressive Growth Portfolio–Class I Sub-Account	Legg Mason Partners Variable Global High Yield Bond Portfolio–Class I Sub-Account	Legg Mason Partners Variable Small Cap Growth Portfolio–Class I Sub-Account	MFS Growth Series–Initial Class Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

ACCUMULATION UNIT VALUE:
Beginning of period	$15.30 to $15.31	$9.56 to $9.57	$14.36 to $14.37	$10.69 to $10.70
End of period	$9.72	$6.74 to $6.77	$9.43 to $9.45	$15.55 to $15.59

TOTAL RETURN (b)(f)	(40.70)%	(31.24)% to (30.99)%	(37.64)% to (37.48)%	(37.79)% to (37.63)%

RATIOS TO AVERAGE NET ASSETS
Expenses (c)(e)	0.50%	0.25% to 0.60%	0.35% to 0.60%	0.35% to 0.60%
Investment income (c)(d)	0.00%	10.94%	0.00%	0.00%
Thousands of Accumulation Units outstanding at end of period	2	57	3	4
Net assets at end of period (in thousands)	$17	$387	$27	$66

Intelligent Variable Annuity Prospectus	31

CONDENSED FINANCIAL INFORMATION

	MFS Global Equity Series–Initial Class Sub-Account	MFS Investors Growth Stock Series–Initial Class Sub-Account	MFS Utilities Series–Initial Class Sub-Account	Neuberger Berman Advisers Management Trust Partners Portfolio–I Class Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

ACCUMULATION UNIT VALUE:
Beginning of period	$13.93 to $13.94	$22.34 to $22.36	$31.54 to $31.56	$18.76 to $18.78
End of period	$10.18 to $10.22	$7.41 to $7.44	$21.38 to $21.43	$9.82 to $9.86

TOTAL RETURN (b)(f)	(34.17)% to (33.94)%	(37.25)% to (37.03)%	(37.98)% to (37.82)%	(52.68)% to (52.51)%

RATIOS TO AVERAGE NET ASSETS
Expenses (c)(e)	0.25% to 0.60%	0.25% to 0.60%	0.25% to 0.50%	0.25% to 0.50%
Investment income (c)(d)	0.00%	0.00%	0.00%	0.82%
Thousands of Accumulation Units outstanding at end of period	33	27	5	21
Net assets at end of period (in thousands)	$340	$198	$105	$205

	Neuberger Berman Advisers Management Trust Regency Portfolio–I Class Sub-Account	PIMCO VIT All Asset Portfolio–Institutional Class Sub-Account	PIMCO VIT Global Bond Portfolio (Unhedged)–Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio–Institutional Class Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

ACCUMULATION UNIT VALUE:
Beginning of period	$14.81 to $14.82	$12.31 to $12.32	$13.38 to $13.39	$13.19 to $13.21
End of period	$8.74 to $8.76	$10.22 to $10.25	$12.67 to $12.72	$11.69 to $11.74

TOTAL RETURN (b)(f)	(46.14)% to (46.01)%	(16.21)% to (16.00)%	(1.28)% to (0.94)%	(7.47)% to (7.15)%

RATIOS TO AVERAGE NET ASSETS
Expenses (c)(e)	0.35% to 0.50%	0.35% to 0.60%	0.25% to 0.60%	0.25% to 0.60%
Investment income (c)(d)	0.51%	7.84%	2.31%	2.18%
Thousands of Accumulation Units outstanding at end of period	6	19	83	167
Net assets at end of period (in thousands)	$52	$190	$1,049	$1,952

32	Prospectus Intelligent Variable Annuity

concluded

	PVC Equity Income Account Sub-Account	PVC MidCap Stock Account–Class 1 Sub-Account	Royce Capital Fund Micro-Cap Portfolio–Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio–Investment Class Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

ACCUMULATION UNIT VALUE:
Beginning of period	$17.63 to $17.65	$14.61 to $14.62	$13.75 to $13.76	$10.01 to $10.02
End of period	$12.68 to $12.71	$10.65 to $10.69	$8.44 to $8.47	$7.55 to $7.58

TOTAL RETURN (b)(f)	(34.34)% to (34.17)%	(29.99)% to (29.75)%	(43.61)% to (43.41)%	(27.62)% to (27.36)%

RATIOS TO AVERAGE NET ASSETS
Expenses (c)(e)	0.35% to 0.60%	0.25% to 0.60%	0.25% to 0.60%	0.25% to 0.60%
Investment income (c)(d)	0.00%	0.12%	4.97%	1.31%
Thousands of Accumulation Units outstanding at end of period	14	29	19	38
Net assets at end of period (in thousands)	$181	$310	$156	$286

	Wanger International Sub-Account	Wanger Select Sub-Account	Wanger USA Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

ACCUMULATION UNIT VALUE:
Beginning of period	$39.08 to $39.11	$25.59 to $25.62	$33.07 to $33.09
End of period	$23.80 to $23.87	$14.21 to $14.25	$21.73 to $21.81

TOTAL RETURN (b)(f)	(45.93)% to (45.79)%	(49.39)% to (49.25)%	(40.05)% to (39.84)%

RATIOS TO AVERAGE NET ASSETS
Expenses (c)(e)	0.35% to 0.60%	0.35% to 0.60%	0.25% to 0.60%
Investment income (c)(d)	0.00%	0.00%	0.00%
Thousands of Accumulation Units outstanding at end of period	4	5	2
Net assets at end of period (in thousands)	$85	$67	$43

Intelligent Variable Annuity Prospectus	33

For more information about Intelligent Variable Annuity

How to reach us

TIAA-CREF website

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa-cref.org

24 hours a day, 7 days a week

Administrative Office

877 694-0305

8:00 a.m. to 6:00 p.m. ET Monday–Friday

Investment Company Act of 1940

Registration File No. 811-08963

A10926

5/09

Dear Client:

You can receive this document electronically. Discover how convenient it is to receive documents from TIAA-CREF Life online and be able to save a tree.

What are the benefits of e-delivery?

•	Frees you of paper clutter at your home or office.

•	Helps TIAA-CREF keep expenses low, by helping us keep a tight lid on steadily increasing printing and postage costs.

•	The flexibility to change your preference any time you wish.

What is available through electronic delivery?

You can have prospectuses, annual reports, and semiannual reports sent to you. If you have not already requested electronic delivery of these materials, be sure to sign up today at http:// www.tiaa-cref.org/support/help/features/e-delivery.html.

Have questions or need more information?

Call us at 877 694-0305 Monday through Friday from 8 a.m. to 6 p.m. (ET) or you can contact us at http://www.tiaa-cref.org/about/contact.

TIAA-CREF Individual & Institutional Services, LLC and Teachers Personal Investors Services, Inc. distribute securities products.

©2009 TIAA-CREF Life Insurance Company (TIAA-CREF Life), 730 Third Avenue, New York, NY 10017

www.tiaa-cref.org	730 Third Avenue, New York, NY 10017-3206

STATEMENT OF ADDITIONAL INFORMATION

INTELLIGENT VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Life Insurance Company

MAY 1, 2009

This Statement of Additional Information (“SAI”) contains additional information regarding the Intelligent Variable Annuity—an individual flexible premium deferred variable annuity contract (the “Contract”) offered by TIAA-CREF Life Insurance Company (the “Company” or “TIAA-CREF Life”). This SAI is not a prospectus, and should be read together with the prospectus for the Contract dated May 1, 2009 and the prospectuses for the mutual funds that serve as investment options for the Contract. You may obtain a copy of these prospectuses at no charge by writing us at: TIAA-CREF Life Insurance Company, P.O. Box 724508 Atlanta, GA 31139 or calling us toll-free at 877 694-0305. Capitalized terms in this SAI have the same meanings as in the prospectus for the Contract.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

B-2	General Matters
B-3	State Regulation
B-3	Legal Matters
B-3	Experts

B-3	Additional Information
B-3	Financial Statements
B-4	Index to Financial Statements

GENERAL MATTERS

THE CONTRACT

The Contract and the application are the entire contractual agreement between you and TIAA-CREF Life. We have issued the Contract in return for your completed application and the first Premium. Any endorsement to or amendment of the Contract or waiver of any of its provisions will be valid only if in writing and signed by an executive officer or a registrar of TIAA-CREF Life. All benefits are payable at our home office in New York, NY or at an administrative office designated by us. The Contract is incontestable.

ASSIGNMENT OF CONTRACTS

You may assign a Non-Qualified Contract prior to the annuity starting date. We assume no responsibility for the validity of any such assignment, nor will we be charged with notice of any assignment unless it is in writing and has been received by us. The rights of the Owners, Annuitant, any Second Annuitant, any Beneficiaries and any other person to receive benefits under the Non-Qualified Contract will be subject to the terms of any assignment. You should consult your tax advisor before making any assignment of the Contract. You may not assign the Contract on or after the annuity starting date.

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA-CREF Life nor the Separate Account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

BENEFITS BASED ON INCORRECT INFORMATION

If the amounts of benefits provided under a Contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the Separate Account, appropriate adjustments will be made. Any amounts so paid or charged will include compound interest at the effective rate of 6% per year.

PROOF OF SURVIVAL

We reserve the right to require satisfactory proof that anyone named to receive benefits under a Contract is living on the date payment is due. If this proof is not received after a request in writing, the Separate Account will have the right to make reduced payments or to withhold payments entirely until such proof is received. If under a two-life annuity we have overpaid benefits because we were not notified of a death, we will reduce or withhold subsequent payments until the amount of the overpayment, plus compound interest at the rate of 6% per year, has been recovered.

PROTECTION AGAINST CLAIMS OF CREDITORS

The benefits and rights accruing to you or any other persons under the Contract are exempt from the claims of creditors or legal process to the fullest extent permitted by law.

PROCEDURES FOR ELECTIONS AND CHANGE

You have to make any choice or change available under the Contract in a form acceptable to us at our home office in New York, NY or an administrative office designated by us. If you send us a notice changing your Beneficiaries or other persons named to receive payments, it will take effect as of the date it was signed even if you then die before the notice actually reaches us. Any other notice will take effect as of the date we receive it. If we take any action in good faith before receiving the notice, we will not be subject to liability even if our acts were contrary to what you told us in the notice. If a joint Owner has been named and both Owners are living, authorization from both Owners is required for changes and transactions other than transfers and allocation of Premiums.

FINANCIAL SUPPORT AGREEMENT

The Contracts are issued by TIAA-CREF Life. All of the stock of TIAA-CREF Life is held by Teachers Insurance and Annuity Association of America (TIAA).

TIAA-CREF Life has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any Contractowner of TIAA-CREF Life with recourse to TIAA.

MANAGEMENT RELATED SERVICE CONTRACTS

Pursuant to an administrative service agreement with our parent company, TIAA, McCamish Systems LLC, a Georgia Limited Liability Company, provides product administration to TIAA-CREF Life. We also have an agreement with State Street Bank and Trust Company, a trust company established under the laws of the Commonwealth of Massachusetts, to perform investment accounting and recordkeeping functions for the investment securities, other non-cash investment properties, and/or monies in the

B-2	Statement of Additional Information ■ Intelligent Variable Annuity

Separate Account of TIAA-CREF Life. TIAA-CREF Life on behalf of the Separate Account has entered an agreement whereby JPMorgan will provide certain custodial settlement and other associated services to the Separate Account.

STATE REGULATION

TIAA-CREF Life and the Separate Account are subject to regulation by the State of New York Superintendent of Insurance (“Superintendent”) as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA-CREF Life and the Separate Account must file with the Superintendent periodic statements on forms promulgated by the State of New York Insurance Department. The Separate Account books and assets are subject to review and examination by the Superintendent and the Superintendent’s agents at all times, and a full examination into the affairs of the Separate Account is made at least every five years. In addition, a full examination of the Separate Account’s operations is usually conducted periodically by some other states.

LEGAL MATTERS

All matters of applicable state law pertaining to the contracts, including TIAA-CREF Life’s right to issue the contracts, have been passed upon by Meredith Kornriech, General Counsel of TIAA-CREF Life.

EXPERTS

The statements of assets and liabilities of the TIAA-CREF Life Separate Account VA-1 as of December 31, 2008, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the statutory basis financial statements of TIAA-CREF Life as of December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, included in this Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The audited Teachers Insurance and Annuity Association of America’s Statutory-Basis Financial Statements as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008, included in this prospectus, have been so included in reliance on the report of PwC, independent auditors, given on the authority of said firm as experts in auditing and accounting.

The principal business address of PwC is 300 Madison Avenue, New York, NY 10017-6204.

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission (“SEC”), under the 1933 Act, with respect to the Contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the registration statement, and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Information. Statements contained in this registration statement concerning the contents of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

FINANCIAL STATEMENTS

Audited financial statements of the Separate Account, TIAA-CREF Life, and Teachers Insurance and Annuity Association of America (TIAA) follow.

TIAA-CREF Life’s financial statements should be considered only as bearing upon TIAA-CREF Life’s ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

TIAA financial statements should be considered only as bearing upon TIAA’s ability to meet its obligations under the financial support agreement with TIAA-CREF Life. They should not be considered as bearing on the ability of TIAA-CREF Life’s ability to meet its obligations under the Contracts nor on the investment performance of the assets held in the Separate Account.

Intelligent Variable Annuity ■ Statement of Additional Information	B-3

INDEX TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 Audited Financial Statements For the Fiscal Year Ended December 31, 200*:
Page
B-5	Report of Independent Registered Public Accounting Firm
B-6	Statements of Assets and Liabilities
B-6	Statements of Operations
B-16	Statements of Changes in Net Assets
B-31	Notes to Financial Statements

B-4	Statement of Additional Information ■ Intelligent Variable Annuity

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners of TIAA-CREF Life Separate Account VA-1 and the Board of Directors of TIAA-CREF Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 1 of TIAA-CREF Life Separate Account VA-1 at December 31, 2008, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the TIAA-CREF Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which include confirmation of fund shares owned at December 31, 2008 with the transfer agent of the investee mutual funds, provides a reasonable basis of our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 2, 2009

Intelligent Variable Annuity ■ Statement of Additional Information	B-5

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  DECEMBER 31, 2008

	Growth Equity Sub-Account	Growth & Income Sub-Account	International Equity Sub-Account	Large-Cap Value Sub-Account	Small Cap Equity Sub-Account

ASSETS
Investments, at cost	$31,008,471	$51,284,161	$97,298,129	$44,022,918	$30,576,906
Shares held in corresponding Funds	2,204,195	2,297,311	4,321,232	1,341,161	1,053,490
Investments, at value	$23,254,249	$42,500,144	$49,391,690	$23,966,490	$18,952,113
Amounts due from/(to) TIAA	6,668	12,945	18,080	9,647	11,446
Total assets	$23,260,917	$42,513,089	$49,409,770	$23,976,137	$18,963,559

NET ASSETS
Accumulation fund	22,571,804	41,306,631	48,542,037	23,387,411	18,666,098
Annuity fund	689,113	1,206,458	867,733	588,726	297,461

Net assets	$23,260,917	$42,513,089	$49,409,770	$23,976,137	$18,963,559

STATEMENT OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  FOR THE YEAR ENDED DECEMBER 31, 2008

	Growth Equity Sub-Account	Growth & Income Sub-Account	International Equity Sub-Account	Large-Cap Value Sub-Account	Small Cap Equity Sub-Account

INVESTMENT INCOME
Income
Dividends	$288,823	$983,659	$32,514	$549,010	$373,001

Expense
Administrative expenses	64,969	111,699	168,895	67,235	49,118
Mortality and expense risk charges	130,306	223,813	338,352	134,858	98,442
Total expenses	195,275	335,512	507,247	202,093	147,560
Net investment income (loss)	93,548	648,147	(474,733)	346,917	225,441

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	685,779	2,783,322	(2,431,758)	(3,771,807)	(3,494,290)
Capital gain distributions	—	—	2,298,152	308,665	—
Net realized gain (loss)	685,779	2,783,322	(133,606)	(3,463,142)	(3,494,290)
Net change unrealized appreciation (depreciation) on investments	(17,151,415)	(26,681,770)	(55,515,880)	(14,467,286)	(6,356,429)
Net realized and unrealized gain (loss) on investments	(16,465,636)	(23,898,448)	(55,649,486)	(17,930,428)	(9,850,719)
Net increase (decrease) in net assets resulting from operations	$(16,372,088)	$(23,250,301)	$(56,124,219)	$(17,583,511)	$(9,625,278)

B-6	Statement of Additional Information ■ Intelligent Variable Annuity	See notes to financial statements

continued

	Stock Index Sub-Account	Social Choice Equity Sub-Account	Real Estate Securities Sub-Account	Bond Sub-Account	Money Market Sub-Account

ASSETS
Investments, at cost	$143,167,036	$21,478,282	$47,274,976	$34,355,942	$110,338,102
Shares held in corresponding Funds	5,675,642	918,296	1,501,079	1,391,835	110,338,102
Investments, at value	$110,050,774	$15,528,331	$22,875,216	$32,541,004	$110,338,102
Amounts due from/(to) TIAA	20,474	21,517	5,966	(69)	58
Total assets	$110,071,248	$15,549,848	$22,881,182	$32,540,935	$110,338,160

NET ASSETS
Accumulation fund	106,718,398	15,152,809	22,139,911	32,540,935	110,338,160
Annuity fund	3,352,850	397,039	741,271	—	—

Net assets	$110,071,248	$15,549,848	$22,881,182	$32,540,935	$110,338,160

	Stock Index Sub-Account	Social Choice Equity Sub-Account	Real Estate Securities Sub-Account	Bond Sub-Account	Money Market Sub-Account

INVESTMENT INCOME
Income
Dividends	$2,796,132	$289,683	$1,527,222	$1,674,062	$2,890,285

Expense
Administrative expenses	299,131	41,793	69,108	60,605	198,058
Mortality and expense risk charges	598,686	83,834	138,371	122,365	401,886
Total expenses	897,817	125,627	207,479	182,970	599,944
Net investment income (loss)	1,898,315	164,056	1,319,743	1,491,092	2,290,341

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	481,658	474,412	(5,142,366)	(193,682)	—
Capital gain distributions	215,916	81,047	—	—	—
Net realized gain (loss)	697,574	555,459	(5,142,366)	(193,682)	—
Net change unrealized appreciation (depreciation) on investments	(69,314,802)	(9,695,314)	(11,079,894)	(1,408,121)	—
Net realized and unrealized gain (loss) on investments	(68,617,228)	(9,139,855)	(16,222,260)	(1,601,803)	—
Net increase (decrease) in net assets resulting from operations	$(66,718,913)	$(8,975,799)	$(14,902,517)	$(110,711)	$2,290,341

See notes to financial statements	Intelligent Variable Annuity ■ Statement of Additional Information	B-7

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  DECEMBER 31, 2008

	Calamos Growth & Income Portfolio Sub-Account	Credit Suisse Commodity Return Strategy Portfolio Sub-Account	Credit Suisse Global Small Cap Portfolio Sub-Account	Credit Suisse Small Cap Core I Portfolio Sub-Account	Delaware VIP Diversified Income Series— Standard Class Sub-Account

ASSETS
Investments, at cost	$647,763	$541,741	$93,629	$122,277	$1,227,600
Shares held in corresponding Funds	65,234	53,059	11,495	9,687	127,638
Investments, at value	$611,245	$377,248	$84,600	$97,925	$1,180,649
Amounts due from/(to) TIAA	—	1	5	7	—
Total assets	$611,245	$377,249	$84,605	$97,932	$1,180,649

NET ASSETS
Accumulation fund	611,245	377,249	84,605	97,932	1,180,649
Annuity fund	—	—	—	—	—

Net assets	$611,245	$377,249	$84,605	$97,932	$1,180,649

STATEMENT OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  For the Year ended December 31, 2008

	Calamos Growth & Income Portfolio Sub-Account	Credit Suisse Commodity Return Strategy Portfolio Sub-Account	Credit Suisse Global Small Cap Portfolio Sub-Account	Credit Suisse Small Cap Core I Portfolio Sub-Account	Delaware VIP Diversified Income Series—Standard Class Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

INVESTMENT INCOME
Income
Dividends	$1,184	$2,835	$653	$14	$—

Expense
Administrative expenses	152	160	22	28	475
Mortality and expense risk charges	439	375	64	53	1,070
Total expenses	591	535	86	81	1,545
Net investment income (loss)	593	2,300	567	(67)	(1,545)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(7,047)	(52,236)	(15,884)	(7,580)	(6,871)
Capital gain distributions	1,106	18,302	—	—	—
Net realized gain (loss)	(5,941)	(33,934)	(15,884)	(7,580)	(6,871)
Net change unrealized appreciation (depreciation) on investments	(36,518)	(164,493)	(9,030)	(24,352)	(46,951)
Net realized and unrealized gain (loss) on investments	(42,459)	(198,427)	(24,914)	(31,932)	(53,822)
Net increase (decrease) in net assets resulting from operations	$(41,866)	$(196,127)	$(24,347)	$(31,999)	$(55,367)

B-8	Statement of Additional Information ■ Intelligent Variable Annuity	See notes to financial statements

continued

	Delaware VIP International Value Equity Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	Franklin Income Securities Fund— Class 1 Sub-Account	Franklin Small- Mid Cap Growth Securities Fund— Class 1 Sub-Account	Mutual Shares Securities Fund— Class 1 Sub-Account

ASSETS
Investments, at cost	$242,529	$316,562	$785,399	$190,980	$501,291
Shares held in corresponding Funds	27,450	15,396	56,291	11,380	31,505
Investments, at value	$209,721	$286,978	$651,849	$137,244	$375,544
Amounts due from/(to) TIAA	—	6	3	2	—
Total assets	$209,721	$286,984	$651,852	$137,246	$375,544

NET ASSETS
Accumulation fund	209,721	286,984	651,852	137,246	375,544
Annuity fund	—	—	—	—	—

Net assets	$209,721	$286,984	$651,852	$137,246	$375,544

	Delaware VIP International Value Equity Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	Franklin Income Securities Fund— Class 1 Sub-Account	Franklin Small- Mid Cap Growth Securities Fund— Class 1 Sub-Account	Mutual Shares Securities Fund— Class 1 Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

INVESTMENT INCOME
Income
Dividends	$—	$—	$9,961	$—	$11,852

Expense
Administrative expenses	49	76	234	64	184
Mortality and expense risk charges	111	174	609	185	511
Total expenses	160	250	843	249	695
Net investment income (loss)	(160)	(250)	9,118	(249)	11,157

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(3,859)	(21,055)	(27,984)	(10,657)	(37,399)
Capital gain distributions	—	—	3,990	3,225	15,263
Net realized gain (loss)	(3,859)	(21,055)	(23,994)	(7,432)	(22,136)
Net change unrealized appreciation (depreciation) on investments	(32,807)	(29,584)	(133,550)	(53,736)	(125,747)
Net realized and unrealized gain (loss) on investments	(36,666)	(50,639)	(157,544)	(61,168)	(147,883)
Net increase (decrease) in net assets resulting from operations	$(36,826)	$(50,889)	$(148,426)	$(61,417)	$(136,726)

See notes to financial statements	Intelligent Variable Annuity ■ Statement of Additional Information	B-9

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  DECEMBER 31, 2008

	Templeton Developing Markets Securities Fund— Class 1 Sub-Account	Janus Aspen Forty Portfolio—Institutional Shares Sub-Account	Janus Aspen International Growth Portfolio—Institutional Shares Sub-Account	Janus Aspen Mid Cap Value Portfolio— Institutional Shares Sub-Account	Janus Aspen INTECH Risk-Managed Core Portfolio—Service Shares Sub-Account

ASSETS
Investments, at cost	$172,305	$551,603	$380,968	$584,046	$32,444
Shares held in corresponding Funds	22,467	19,606	9,148	45,097	3,432
Investments, at value	$137,269	$450,349	$241,772	$482,984	$27,180
Amounts due from/(to) TIAA	2	—	(2)	—	—
Total assets	$137,271	$450,349	$241,770	$482,984	$27,180

NET ASSETS
Accumulation fund	137,271	450,349	241,770	482,984	27,180
Annuity fund	—	—	—	—	—

Net assets	$137,271	$450,349	$241,770	$482,984	$27,180

STATEMENT OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  For the Year ended December 31, 2008

	Templeton Developing Markets Securities Fund— Class 1 Sub-Account	Janus Aspen Forty Portfolio—Institutional Shares Sub-Account	Janus Aspen International Growth Portfolio—Institutional Shares Sub-Account	Janus Aspen Mid Cap Value Portfolio— Institutional Shares Sub-Account	Janus Aspen INTECH Risk-Managed Core Portfolio—Service Shares Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

INVESTMENT INCOME
Income
Dividends	$466	$200	$56	$4,359	$133

Expense
Administrative expenses	50	171	97	160	5
Mortality and expense risk charges	171	452	250	411	12
Total expenses	221	623	347	571	17
Net investment income (loss)	245	(423)	(291)	3,788	116

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(25,805)	(82,195)	(24,409)	(23,009)	(5)
Capital gain distributions	3,093	—	286	5,788	—
Net realized gain (loss)	(22,712)	(82,195)	(24,123)	(17,221)	(5)
Net change unrealized appreciation (depreciation) on investments	(35,035)	(101,253)	(139,196)	(101,062)	(5,264)
Net realized and unrealized gain (loss) on investments	(57,747)	(183,448)	(163,319)	(118,283)	(5,269)
Net increase (decrease) in net assets resulting from operations	$(57,502)	$(183,871)	$(163,610)	$(114,495)	$(5,153)

B-10	Statement of Additional Information ■ Intelligent Variable Annuity	See notes to financial statements

continued

	Jennison 20/20 Focus Portfolio— Class II Sub-Account	Natural Resources Portfolio—Class II Sub-Account	Value Portfolio— Class II Sub-Account	Legg Mason Partners Variable Aggressive Growth Portfolio—Class I Sub-Account	Legg Mason Partners Variable Global High Yield Bond Portfolio—Class I Sub-Account

ASSETS
Investments, at cost	$286,439	$328,049	$355,635	$19,098	$472,490
Shares held in corresponding Funds	26,497	10,674	31,423	1,715	73,011
Investments, at value	$240,065	$251,271	$342,510	$16,667	$386,956
Amounts due from/(to) TIAA	—	6	(1)	4	3
Total assets	$240,065	$251,277	$342,509	$16,671	$386,959

NET ASSETS
Accumulation fund	240,065	251,277	342,509	16,671	386,959
Annuity fund	—	—	—	—	—

Net assets	$240,065	$251,277	$342,509	$16,671	$386,959

	Jennison 20/ 20 Focus Portfolio— Class II Sub-Account	Natural Resources Portfolio—Class II Sub-Account	Value Portfolio— Class II Sub-Account	Legg Mason Partners Variable Aggressive Growth Portfolio—Class I Sub-Account	Legg Mason Partners Variable Global High Yield Bond Portfolio— Class I Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

INVESTMENT INCOME
Income
Dividends	$—	$36	$—	$—	$35,599

Expense
Administrative expenses	97	81	70	4	133
Mortality and expense risk charges	285	236	139	17	353
Total expenses	382	317	209	21	486
Net investment income (loss)	(382)	(281)	(209)	(21)	35,113

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(52,534)	(52,889)	(11,885)	(1,527)	(39,810)
Capital gain distributions	3,412	1,961	—	—	—
Net realized gain (loss)	(49,122)	(50,928)	(11,885)	(1,527)	(39,810)
Net change unrealized appreciation (depreciation) on investments	(46,374)	(76,778)	(13,125)	(2,431)	(85,533)
Net realized and unrealized gain (loss) on investments	(95,496)	(127,706)	(25,010)	(3,958)	(125,343)
Net increase (decrease) in net assets resulting from operations	$(95,878)	$(127,987)	$(25,219)	$(3,979)	$(90,230)

See notes to financial statements	Intelligent Variable Annuity ■ Statement of Additional Information	B-11

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  DECEMBER 31, 2008

	Legg Mason Partners Variable Small Cap Growth Portfolio—Class I Sub-Account	MFS Growth Series—Initial Class Sub-Account	MFS Global Equity Series— Initial Class Sub-Account	MFS Investors Growth Stock Series—Initial Class Sub-Account	MFS Utilities Series—Initial Class Sub-Account

ASSETS
Investments, at cost	$35,083	$91,406	$370,658	$274,460	$116,435
Shares held in corresponding Funds	3,142	4,227	36,297	27,923	5,762
Investments, at value	$27,175	$66,017	$339,740	$198,253	$105,091
Amounts due from/(to) TIAA	5	7	(1)	4	3
Total assets	$27,180	$66,024	$339,739	$198,257	$105,094

NET ASSETS
Accumulation fund	27,180	66,024	339,739	198,257	105,094
Annuity fund	—	—	—	—	—

Net assets	$27,180	$66,024	$339,739	$198,257	$105,094

STATEMENT OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  For the Year ended December 31, 2008

	Legg Mason Partners Variable Small Cap Growth Portfolio—Class I Sub-Account	MFS Growth Series—Initial Class Sub-Account	MFS Global Equity Series—Initial Class Sub-Account	MFS Investors Growth Stock Series—Initial Class Sub-Account	MFS Utilities Series—Initial Class Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

INVESTMENT INCOME
Income
Dividends	$—	$—	$—	$—	$—

Expense
Administrative expenses	12	37	73	75	38
Mortality and expense risk charges	34	98	207	243	110
Total expenses	46	135	280	318	148
Net investment income (loss)	(46)	(135)	(280)	(318)	(148)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(8,492)	(8,907)	(15,144)	(5,687)	(19,425)
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	(8,492)	(8,907)	(15,144)	(5,687)	(19,425)
Net change unrealized appreciation (depreciation) on investments	(7,909)	(25,389)	(30,918)	(76,207)	(11,344)
Net realized and unrealized gain (loss) on investments	(16,401)	(34,296)	(46,062)	(81,894)	(30,769)
Net increase (decrease) in net assets resulting from operations	$(16,447)	$(34,431)	$(46,342)	$(82,212)	$(30,917)

B-12	Statement of Additional Information ■ Intelligent Variable Annuity	See notes to financial statements

continued

	Neuberger Berman Advisers Management Trust Partners Portfolio—I Class Sub-Account	Neuberger Berman Advisers Management Trust Regency Portfolio—I Class Sub-Account	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account

ASSETS
Investments, at cost	$380,280	$56,247	$204,154	$1,076,379	$2,068,604
Shares held in corresponding Funds	28,769	6,063	20,575	85,628	173,368
Investments, at value	$204,547	$52,140	$189,898	$1,048,945	$1,952,129
Amounts due from/(to) TIAA	1	2	5	105	(70)
Total assets	$204,548	$52,142	$189,903	$1,049,050	$1,952,059

NET ASSETS
Accumulation fund	204,548	52,142	189,903	1,049,050	1,952,059
Annuity fund	—	—	—	—	—

Net assets	$204,548	$52,142	$189,903	$1,049,050	$1,952,059

	Neuberger Berman Advisers Management Trust Partners Portfolio— I Class Sub-Account	Neuberger Berman Advisers Management Trust Regency Portfolio— I Class Sub-Account	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

INVESTMENT INCOME
Income
Dividends	$1,539	$238	$8,312	$16,389	$23,445

Expense
Administrative expenses	87	13	61	435	664
Mortality and expense risk charges	190	35	192	1,160	1,924
Total expenses	277	48	253	1,595	2,588
Net investment income (loss)	1,262	190	8,059	14,794	20,857

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(16,293)	(3,252)	(13,162)	(26,700)	(72,679)
Capital gain distributions	48,567	44	596	—	2,717
Net realized gain (loss)	32,274	(3,208)	(12,566)	(26,700)	(69,962)
Net change unrealized appreciation (depreciation) on investments	(175,733)	(4,107)	(14,256)	(27,433)	(116,475)
Net realized and unrealized gain (loss) on investments	(143,459)	(7,315)	(26,822)	(54,133)	(186,437)
Net increase (decrease) in net assets resulting from operations	$(142,197)	$(7,125)	$(18,763)	$(39,339)	$(165,580)

See notes to financial statements	Intelligent Variable Annuity ■ Statement of Additional Information	B-13

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  DECEMBER 31, 2008

	PVC Equity Income Account Sub-Account	PVC MidCap Stock Account— Class 1 Sub-Account	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account	Wanger International Sub-Account

ASSETS
Investments, at cost	$207,195	$355,003	$243,811	$345,539	$99,162
Shares held in corresponding Funds	15,570	38,349	25,953	44,540	4,129
Investments, at value	$180,610	$309,859	$156,495	$285,950	$85,425
Amounts due from/(to) TIAA	1	—	3	(2)	—
Total assets	$180,611	$309,859	$156,498	$285,948	$85,425

NET ASSETS
Accumulation fund	180,611	309,859	156,498	285,948	85,425
Annuity fund	—	—	—	—	—

Net assets	$180,611	$309,859	$156,498	$285,948	$85,425

STATEMENT OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  For the Year ended December 31, 2008

	PVC Equity Income Account Sub-Account	PVC MidCap Stock Account—Class 1 Sub-Account	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account	Wanger International Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

INVESTMENT INCOME
Income
Dividends	$—	$231	$6,220	$1,833	$—

Expense
Administrative expenses	48	111	62	75	34
Mortality and expense risk charges	157	299	166	204	110
Total expenses	205	410	228	279	144
Net investment income (loss)	(205)	(179)	5,992	1,554	(144)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(3,893)	(32,879)	(17,177)	(22,509)	(18,315)
Capital gain distributions	—	3,621	26,063	23,567	—
Net realized gain (loss)	(3,893)	(29,258)	8,886	1,058	(18,315)
Net change unrealized appreciation (depreciation) on investments	(26,585)	(45,144)	(87,316)	(59,590)	(13,736)
Net realized and unrealized gain (loss) on investments	(30,478)	(74,402)	(78,430)	(58,532)	(32,051)
Net increase (decrease) in net assets resulting from operations	$(30,683)	$(74,581)	$(72,438)	$(56,978)	$(32,195)

B-14	Statement of Additional Information ■ Intelligent Variable Annuity	See notes to financial statements

concluded

	Wanger Select Sub-Account	Wanger USA Sub-Account

ASSETS
Investments, at cost	$90,363	$57,132
Shares held in corresponding Funds	4,837	2,230
Investments, at value	$67,084	$43,027
Amounts due from/(to) TIAA	1	9
Total assets	$67,085	$43,036

NET ASSETS
Accumulation fund	67,085	43,036
Annuity fund	—	—

Net assets	$67,085	$43,036

	Wanger Select Sub-Account	Wanger USA Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

INVESTMENT INCOME
Income
Dividends	$—	$—

Expense
Administrative expenses	23	20
Mortality and expense risk charges	58	63
Total expenses	81	83
Net investment income (loss)	(81)	(83)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(6,755)	(1,522)
Capital gain distributions	—	—
Net realized gain (loss)	(6,755)	(1,522)
Net change unrealized appreciation (depreciation) on investments	(23,279)	(14,106)
Net realized and unrealized gain (loss) on investments	(30,034)	(15,628)
Net increase (decrease) in net assets resulting from operations	$(30,115)	$(15,711)

See notes to financial statements	Intelligent Variable Annuity ■ Statement of Additional Information	B-15

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Growth Equity Sub-Account		Growth & Income Sub-Account
	For the year ended December 31, 2008	For the year ended December 31, 2007	For the year ended December 31, 2008	For the year ended December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$93,548	$82,328	$648,147	$581,173
Net realized gain (loss)	685,779	2,413,505	2,783,322	1,544,015
Net change in unrealized appreciation (depreciation) on investments	(17,151,415)	3,489,697	(26,681,770)	6,866,292
Net increase (decrease) in net assets resulting from operations	(16,372,088)	5,985,530	(23,250,301)	8,991,480

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	1,971,898	2,191,380	3,695,117	3,922,661
Net contractowner transfers (to) from fixed account	(1,171,046)	6,535,265	(2,425,747)	10,856,194
Annuity payments	(142,859)	(71,270)	(283,561)	(202,570)
Withdrawals and death benefits (b)	(1,760,672)	(1,429,137)	(3,415,686)	(2,424,880)
Net increase (decrease) in net assets resulting from contractowner transactions	(1,102,679)	7,226,238	(2,429,877)	12,151,405
Net increase (decrease) in net assets	(17,474,767)	13,211,768	(25,680,178)	21,142,885

NET ASSETS
Beginning of year	40,735,684	27,523,916	68,193,267	47,050,382
End of year	$23,260,917	$40,735,684	$42,513,089	$68,193,267

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	2,162,708	1,774,017	2,126,358	1,733,589
Credited for premiums	145,785	144,410	144,270	141,931
Credited (cancelled) for transfers and disbursements	(215,870)	244,281	(218,217)	250,838
End of year	2,092,623	2,162,708	2,052,411	2,126,358

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

B-16	Statement of Additional Information ■ Intelligent Variable Annuity	See notes to financial statements

continued

	International Equity Sub-Account		Large-Cap Value Sub-Account
	For the year ended December 31, 2008	For the year ended December 31, 2007	For the year ended December 31, 2008	For the year ended December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$(474,733)	$22,676,673	$346,917	$5,898,812
Net realized gain (loss)	(133,606)	6,039,618	(3,463,142)	1,190,524
Net change in unrealized appreciation (depreciation) on investments	(55,515,880)	(12,401,749)	(14,467,286)	(7,314,842)
Net increase (decrease) in net assets resulting from operations	(56,124,219)	16,314,542	(17,583,511)	(225,506)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	3,904,388	10,410,343	2,432,858	4,612,654
Net contractowner transfers (to) from fixed account	(14,462,625)	20,983,707	(1,482,767)	1,575,064
Annuity payments	(310,514)	(177,083)	(280,074)	(110,468)
Withdrawals and death benefits (b)	(6,807,333)	(5,834,418)	(3,262,284)	(2,327,484)
Net increase (decrease) in net assets resulting from contractowner transactions	(17,676,084)	25,382,549	(2,592,267)	3,749,766
Net increase (decrease) in net assets	(73,800,303)	41,697,091	(20,175,778)	3,524,260

NET ASSETS
Beginning of year	123,210,073	81,512,982	44,151,915	40,627,655
End of year	$49,409,770	$123,210,073	$23,976,137	$44,151,915

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	3,797,289	2,990,265	852,532	799,189
Credited for premiums	178,145	347,908	65,988	87,284
Credited (cancelled) for transfers and disbursements	(919,669)	459,116	(129,258)	(33,941)
End of year	3,055,765	3,797,289	789,262	852,532

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ■ Statement of Additional Information	B-17

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Small-Cap Equity Sub-Account		Stock Index Sub-Account
	For the year ended December 31, 2008	For the year ended December 31, 2007	For the year ended December 31, 2008	For the year ended December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$225,441	$2,825,307	$1,898,315	$3,611,862
Net realized gain (loss)	(3,494,290)	(334,013)	697,574	6,213,326
Net change in unrealized appreciation (depreciation) on investments	(6,356,429)	(4,409,026)	(69,314,802)	(1,987,545)
Net increase (decrease) in net assets resulting from operations	(9,625,278)	(1,917,732)	(66,718,913)	7,837,643

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	1,885,580	2,958,273	7,522,453	14,353,020
Net contractowner transfers (to) from fixed account	8,310	(3,296,931)	(3,964,552)	(161,766)
Annuity payments	(145,612)	(81,866)	(1,286,140)	(623,152)
Withdrawals and death benefits (b)	(2,022,101)	(1,929,756)	(6,393,741)	(9,662,458)
Net increase (decrease) in net assets resulting from contractowner transactions	(273,823)	(2,350,280)	(4,121,980)	3,905,644
Net increase (decrease) in net assets	(9,899,101)	(4,268,012)	(70,840,893)	11,743,287

NET ASSETS
Beginning of year	28,862,660	33,130,672	180,912,141	169,168,854
End of year	$18,963,559	$28,862,660	$110,071,248	$180,912,141

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	564,251	612,678	4,736,222	4,658,007
Credited for premiums	44,323	55,183	269,713	385,006
Credited (cancelled) for transfers and disbursements	(51,957)	(103,610)	(389,318)	(306,791)
End of year	556,617	564,251	4,616,617	4,736,222

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

B-18	Statement of Additional Information ■ Intelligent Variable Annuity	See notes to financial statements

continued

	Social Choice Equity Sub-Account		Real Estate Securities Sub-Account
	For the year ended December 31, 2008	For the year ended December 31, 2007	For the year ended December 31, 2008	For the year ended December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$164,056	$719,947	$1,319,743	$6,785,369
Net realized gain (loss)	555,459	(1,140,918)	(5,142,366)	2,205,325
Net change in unrealized appreciation (depreciation) on investments	(9,695,314)	1,284,557	(11,079,894)	(18,672,718)
Net increase (decrease) in net assets resulting from operations	(8,975,799)	863,586	(14,902,517)	(9,682,024)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	1,105,368	1,847,414	2,175,960	5,343,931
Net contractowner transfers (to) from fixed account	(667,915)	(198,069)	(2,781,060)	(16,930,475)
Annuity payments	(73,588)	(60,648)	(277,203)	(164,750)
Withdrawals and death benefits (b)	(695,073)	(1,237,161)	(2,787,557)	(2,530,805)
Net increase (decrease) in net assets resulting from contractowner transactions	(331,208)	351,536	(3,669,860)	(14,282,099)
Net increase (decrease) in net assets	(9,307,007)	1,215,122	(18,572,377)	(23,964,123)

NET ASSETS
Beginning of year	24,856,855	23,641,733	41,453,559	65,417,682
End of year	$15,549,848	$24,856,855	$22,881,182	$41,453,559

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	792,139	788,952	737,713	989,534
Credited for premiums	40,947	61,351	49,712	81,446
Credited (cancelled) for transfers and disbursements	(47,982)	(58,164)	(120,229)	(333,267)
End of year	785,104	792,139	667,196	737,713

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ■ Statement of Additional Information	B-19

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Bond Market Sub-Account		Money Market Sub-Account
	For the year ended December 31, 2008	For the year ended December 31, 2007	For the year ended December 31, 2008	For the year ended December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$1,491,092	$1,167,933	$2,290,341	$3,460,757
Net realized gain (loss)	(193,682)	29,476	—	(19)
Net change in unrealized appreciation (depreciation) on investments	(1,408,121)	(88,060)	—	19
Net increase (decrease) in net assets resulting from operations	(110,711)	1,109,349	2,290,341	3,460,757

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	4,112,599	6,043,261	54,544,207	67,796,353
Net contractowner transfers (to) from fixed account	5,407,436	5,005,271	(15,831,318)	(15,820,868)
Annuity payments	—	—	(1,819,015)	—
Withdrawals and death benefits (b)	(4,335,766)	(1,029,057)	(26,818,493)	(10,163,017)
Net increase (decrease) in net assets resulting from contractowner transactions	5,184,269	10,019,475	10,075,381	41,812,468
Net increase (decrease) in net assets	5,073,558	11,128,824	12,365,722	45,273,225

NET ASSETS
Beginning of year	27,467,377	16,338,553	97,972,438	52,699,213
End of year	$32,540,935	$27,467,377	$110,338,160	$97,972,438

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	948,898	592,742	8,650,801	4,872,063
Credited for premiums	151,637	215,214	5,771,496	6,115,082
Credited (cancelled) for transfers and disbursements	26,113	140,942	(4,898,993)	(2,336,344)
End of year	1,126,648	948,898	9,523,304	8,650,801

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

B-20	Statement of Additional Information ■ Intelligent Variable Annuity	See notes to financial statements

continued

	Calamos Growth & Income Portfolio Sub-Account	Credit Suisse Commodity Return Strategy Portfolio Sub-Account	Credit Suisse Global Small Cap Portfolio Sub-Account	Credit Suisse Small Cap Core I Portfolio Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$593	$2,300	$567	$(67)
Net realized gain (loss)	(5,941)	(33,934)	(15,884)	(7,580)
Net change in unrealized appreciation (depreciation) on investments	(36,518)	(164,493)	(9,030)	(24,352)
Net increase (decrease) in net assets resulting from operations	(41,866)	(196,127)	(24,347)	(31,999)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	261,977	341,802	90,615	16,444
Net contractowner transfers (to) from fixed account	393,975	233,536	18,337	113,487
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(2,841)	(1,962)	—	—
Net increase (decrease) in net assets resulting from contractowner transactions	653,111	573,376	108,952	129,931
Net increase (decrease) in net assets	611,245	377,249	84,605	97,932

NET ASSETS
Beginning of year	—	—	—	—
End of year	$611,245	$377,249	$84,605	$97,932

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	—	—	—	—
Credited for premiums	22,386	31,513	8,526	6,136
Credited (cancelled) for transfers and disbursements	35,342	17,397	2,806	3,572
End of year	57,728	48,910	11,332	9,708

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ■ Statement of Additional Information	B-21

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Delaware VIP Diversified Income Series— Standard Class Sub-Account	Delaware VIP International Value Equity Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	Franklin Income Securities Fund— Class 1 Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$(1,545)	$(160)	$(250)	$9,118
Net realized gain (loss)	(6,871)	(3,859)	(21,055)	(23,994)
Net change in unrealized appreciation (depreciation) on investments	(46,951)	(32,807)	(29,584)	(133,550)
Net increase (decrease) in net assets resulting from operations	(55,367)	(36,826)	(50,889)	(148,426)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	664,454	225,282	197,126	247,390
Net contractowner transfers (to) from fixed account	578,839	21,265	141,569	556,853
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(7,277)	—	(822)	(3,965)
Net increase (decrease) in net assets resulting from contractowner transactions	1,236,016	246,547	337,873	800,278
Net increase (decrease) in net assets	1,180,649	209,721	286,984	651,852

NET ASSETS
Beginning of year	—	—	—	—
End of year	$1,180,649	$209,721	$286,984	$651,852

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	—	—	—	—
Credited for premiums	71,992	24,542	8,614	19,134
Credited (cancelled) for transfers and disbursements	49,453	331	5,726	33,451
End of year	121,445	24,873	14,340	52,585

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

B-22	Statement of Additional Information ■ Intelligent Variable Annuity	See notes to financial statements

continued

	Franklin Small-Mid Cap Growth Securities Fund— Class 1 Sub-Account	Mutual Shares Securities Fund— Class 1 Sub-Account	Templeton Developing Markets Securities Fund— Class 1 Sub-Account	Janus Aspen Forty Portfolio— Institutional Shares Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$(249)	$11,157	$245	$(423)
Net realized gain (loss)	(7,432)	(22,136)	(22,712)	(82,195)
Net change in unrealized appreciation (depreciation) on investments	(53,736)	(125,747)	(35,035)	(101,253)
Net increase (decrease) in net assets resulting from operations	(61,417)	(136,726)	(57,502)	(183,871)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	166,530	80,280	116,021	181,629
Net contractowner transfers (to) from fixed account	32,133	437,762	78,752	455,246
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	—	(5,772)	—	(2,655)
Net increase (decrease) in net assets resulting from contractowner transactions	198,663	512,270	194,773	634,220
Net increase (decrease) in net assets	137,246	375,544	137,271	450,349

NET ASSETS
Beginning of year	—	—	—	—
End of year	$137,246	$375,544	$137,271	$450,349

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	—	—	—	—
Credited for premiums	8,829	4,533	13,098	6,550
Credited (cancelled) for transfers and disbursements	1,393	24,748	4,904	13,071
End of year	10,222	29,281	18,002	19,621

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ■ Statement of Additional Information	B-23

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Janus Aspen International Growth Portfolio— Institutional Shares Sub-Account	Janus Aspen Mid Cap Value Portfolio— Institutional Shares Sub-Account	Janus Aspen INTECH Risk-Managed Core Portfolio— Service Shares Sub-Account	Jennison 20/20 Focus Portfolio— Class II Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$(291)	$3,788	$116	$(382)
Net realized gain (loss)	(24,123)	(17,221)	(5)	(49,122)
Net change in unrealized appreciation (depreciation) on investments	(139,196)	(101,062)	(5,264)	(46,374)
Net increase (decrease) in net assets resulting from operations	(163,610)	(114,495)	(5,153)	(95,878)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	198,944	187,544	32,177	203,782
Net contractowner transfers (to) from fixed account	208,136	409,935	156	134,808
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(1,700)	—	—	(2,647)
Net increase (decrease) in net assets resulting from contractowner transactions	405,380	597,479	32,333	335,943
Net increase (decrease) in net assets	241,770	482,984	27,180	240,065

NET ASSETS
Beginning of year	—	—	—	—
End of year	$241,770	$482,984	$27,180	$240,065

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	—	—	—	—
Credited for premiums	3,424	19,893	3,237	19,650
Credited (cancelled) for transfers and disbursements	4,319	19,724	(28)	3,201
End of year	7,743	39,617	3,209	22,851

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

B-24	Statement of Additional Information ■ Intelligent Variable Annuity	See notes to financial statements

continued

	Natural Resources Portfolio—Class II Sub-Account	Value Portfolio— Class II Sub-Account	Legg Mason Partners Variable Aggressive Growth Portfolio—Class I Sub-Account	Legg Mason Partners Variable Global High Yield Bond Portfolio— Class I Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$(281)	$(209)	$(21)	$35,113
Net realized gain (loss)	(50,928)	(11,885)	(1,527)	(39,810)
Net change in unrealized appreciation (depreciation) on investments	(76,778)	(13,125)	(2,431)	(85,533)
Net increase (decrease) in net assets resulting from operations	(127,987)	(25,219)	(3,979)	(90,230)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	162,919	87,399	11,359	325,305
Net contractowner transfers (to) from fixed account	216,814	280,329	9,291	151,884
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(469)	—	—	—
Net increase (decrease) in net assets resulting from contractowner transactions	379,264	367,728	20,650	477,189
Net increase (decrease) in net assets	251,277	342,509	16,671	386,959

NET ASSETS
Beginning of year	—	—	—	—
End of year	$251,277	$342,509	$16,671	$386,959

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	—	—	—	—
Credited for premiums	3,700	3,936	1,633	44,602
Credited (cancelled) for transfers and disbursements	4,313	18,218	81	12,669
End of year	8,013	22,154	1,714	57,271

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ■ Statement of Additional Information	B-25

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Legg Mason Partners Variable Small Cap Growth Portfolio—Class I Sub-Account	MFS Growth Series— Initial Class Sub-Account	MFS Global Equity Series— Initial Class Sub-Account	MFS Investors Growth Stock Series— Initial Class Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$(46)	$(135)	$(280)	$(318)
Net realized gain (loss)	(8,492)	(8,907)	(15,144)	(5,687)
Net change in unrealized appreciation (depreciation) on investments	(7,909)	(25,389)	(30,918)	(76,207)
Net increase (decrease) in net assets resulting from operations	(16,447)	(34,431)	(46,342)	(82,212)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	29,708	18,738	93,155	56,395
Net contractowner transfers (to) from fixed account	13,919	83,122	294,424	224,074
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	—	(1,405)	(1,498)	—
Net increase (decrease) in net assets resulting from contractowner transactions	43,627	100,455	386,081	280,469
Net increase (decrease) in net assets	27,180	66,024	339,739	198,257

NET ASSETS
Beginning of year	—	—	—	—
End of year	$27,180	$66,024	$339,739	$198,257

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	—	—	—	—
Credited for premiums	3,127	1,511	7,181	7,190
Credited (cancelled) for transfers and disbursements	(251)	2,723	26,101	19,504
End of year	2,876	4,234	33,282	26,694

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

B-26	Statement of Additional Information ■ Intelligent Variable Annuity	See notes to financial statements

continued

	MFS Utilities Series— Initial Class Sub-Account	Neuberger Berman Advisers Management Trust Partners Portfolio— I Class Sub-Account	Neuberger Berman Advisers Management Trust Regency Portfolio— I Class Sub-Account	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$(148)	$1,262	$190	$8,059
Net realized gain (loss)	(19,425)	32,274	(3,208)	(12,566)
Net change in unrealized appreciation (depreciation) on investments	(11,344)	(175,733)	(4,107)	(14,256)
Net increase (decrease) in net assets resulting from operations	(30,917)	(142,197)	(7,125)	(18,763)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	84,169	187,970	15,768	45,559
Net contractowner transfers (to) from fixed account	51,842	163,715	43,499	165,546
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	—	(4,940)	—	(2,439)
Net increase (decrease) in net assets resulting from contractowner transactions	136,011	346,745	59,267	208,666
Net increase (decrease) in net assets	105,094	204,548	52,142	189,903

NET ASSETS
Beginning of year	—	—	—	—
End of year	$105,094	$204,548	$52,142	$189,903

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	—	—	—	—
Credited for premiums	3,061	11,044	998	3,322
Credited (cancelled) for transfers and disbursements	1,851	9,718	4,955	15,223
End of year	4,912	20,762	5,953	18,545

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ■ Statement of Additional Information	B-27

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account Sub-Account	PVC MidCap Stock Account— Class 1 Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$14,794	$20,857	$(205)	$(179)
Net realized gain (loss)	(26,700)	(69,962)	(3,893)	(29,258)
Net change in unrealized appreciation (depreciation) on investments	(27,433)	(116,475)	(26,585)	(45,144)
Net increase (decrease) in net assets resulting from operations	(39,339)	(165,580)	(30,683)	(74,581)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	426,404	1,308,623	73,737	151,077
Net contractowner transfers (to) from fixed account	666,175	809,955	137,557	233,363
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(4,190)	(939)	—	—
Net increase (decrease) in net assets resulting from contractowner transactions	1,088,389	2,117,639	211,294	384,440
Net increase (decrease) in net assets	1,049,050	1,952,059	180,611	309,859

NET ASSETS
Beginning of year	—	—	—	—
End of year	$1,049,050	$1,952,059	$180,611	$309,859

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	—	—	—	—
Credited for premiums	41,267	119,974	8,548	16,318
Credited (cancelled) for transfers and disbursements	41,326	46,634	5,671	12,700
End of year	82,593	166,608	14,219	29,018

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

B-28	Statement of Additional Information ■ Intelligent Variable Annuity	See notes to financial statements

continued

	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account	Wanger International Sub-Account	Wanger Select Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$5,992	$1,554	$(144)	$(81)
Net realized gain (loss)	8,886	1,058	(18,315)	(6,755)
Net change in unrealized appreciation (depreciation) on investments	(87,316)	(59,590)	(13,736)	(23,279)
Net increase (decrease) in net assets resulting from operations	(72,438)	(56,978)	(32,195)	(30,115)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	107,936	123,016	47,277	28,920
Net contractowner transfers (to) from fixed account	121,000	219,910	70,343	68,280
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)		—	—	—
Net increase (decrease) in net assets resulting from contractowner transactions	228,936	342,926	117,620	97,200
Net increase (decrease) in net assets	156,498	285,948	85,425	67,085

NET ASSETS
Beginning of year	—	—	—	—
End of year	$156,498	$285,948	$85,425	$67,085

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	—	—	—	—
Credited for premiums	8,544	17,649	1,719	1,396
Credited (cancelled) for transfers and disbursements	9,956	20,113	1,864	3,312
End of year	18,500	37,762	3,583	4,708

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ■ Statement of Additional Information	B-29

STATEMENT OF CHANGES IN NET ASSETS TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	concluded

Wanger USA Sub-Account
For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$(83)
Net realized gain (loss)	(1,522)
Net change in unrealized appreciation (depreciation) on investments	(14,106)
Net increase (decrease) in net assets resulting from operations	(15,711)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	—
Net contractowner transfers (to) from fixed account	58,747
Annuity payments	—
Withdrawals and death benefits (b)	—
Net increase (decrease) in net assets resulting from contractowner transactions	58,747
Net increase (decrease) in net assets	43,036

NET ASSETS
Beginning of year	—
End of year	$43,036

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	—
Credited for premiums	—
Credited (cancelled) for transfers and disbursements	1,977
End of year	1,977

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

B-30	Statement of Additional Information ■ Intelligent Variable Annuity	See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

Note 1—significant accounting policies

TIAA-CREF Life Separate Account VA-1 (the “Separate Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on July 27, 1998 and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940. TIAA-CREF Life, which commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, is a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), a legal reserve life insurance company which was established under the insurance laws of the State of New York in 1918.

Investors participate in the Separate Account by purchasing one of 3 different variable annuity contracts: the PA Select and Single Premium Immediate Annuity (the “Original Contract”), the Lifetime Variable Select Annuity (the “Lifetime Contract”) and the Intelligent Variable Annuity (the “Intelligent VA”). Premiums received from the contracts are allocated to investment accounts, the (“Sub-Accounts”) of which some invest in the TIAA-CREF Life Funds (the “Funds”), an open end management investment company registered with the Commission and managed by Teachers Advisors, Inc., an indirect subsidiary of TIAA. The Original Contract currently offers 8 investment Sub-Account options, Lifetime Contract currently offers 10 investment Sub-Account options and the Intelligent VA offers 47 investment Sub-Account options. Accumulation unit values are calculated daily for each investment account.

On November 1, 2007, Intelligent VA was launched as an additional variable annuity contract funded through the Separate Account. Intelligent VA allows individual investors to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

The Sub-Accounts commenced operations as follows:

Commencement Date
Sub-Accounts	Intelligent Variable Annuity	Personal Annuity Select & Lifetime Variable Select
Growth Equity	2/05/2008	4/03/2000
Growth & Income	2/05/2008	4/03/2000
International Equity	2/05/2008	4/03/2000
Large Cap Value	2/05/2008	10/28/2002
Small Cap Equity	2/05/2008	10/28/2002
Stock Index	2/05/2008	1/04/1999
Social Choice	2/05/2008	4/03/2000
Real Estate	2/05/2008	10/28/2002
Bond*	2/05/2008	7/08/2003
Money Market*	2/05/2008	7/08/2003
Calamos Growth & Income Portfolio	2/05/2008	N/A
Credit Suisse Commodity Return Strategy Portfolio	2/05/2008	N/A
Credit Suisse Global Small Cap Portfolio	2/05/2008	N/A
Credit Suisse Small Cap Core I Portfolio	2/05/2008	N/A
Delaware VIP Diversified Income Series—Standard Class	2/05/2008	N/A
Delaware VIP International Value Equity Series—Standard Class	2/05/2008	N/A

Commencement Date
Sub-Accounts	Intelligent Variable Annuity	Personal Annuity Select & Lifetime Variable Select
Delaware VIP Small Cap Value Series—Standard Class	2/05/2008	N/A
Franklin Income Securities Fund—Class 1	2/05/2008	N/A
Franklin Small-Mid Cap Growth Securities Fund—Class 1	2/05/2008	N/A
Mutual Shares Securities Fund—Class 1	2/05/2008	N/A
Templeton Developing Markets Securities Fund—Class 1	2/05/2008	N/A
Janus Aspen Forty Portfolio—Institutional Shares	2/05/2008	N/A
Janus Aspen International Growth Portfolio—Institutional Shares	2/05/2008	N/A
Janus Aspen Mid Cap Value Portfolio—Institutional Shares	2/05/2008	N/A
Janus Aspen INTECH Risk-Managed Core Portfolio—Service Shares	2/05/2008	N/A
Jennison 20/20 Focus Portfolio—Class II	2/05/2008	N/A
Natural Resources Portfolio—Class II	2/05/2008	N/A
Value Portfolio—Class II	2/05/2008	N/A
Legg Mason Partners Variable Aggressive Growth Portfolio—Class I	2/05/2008	N/A
Legg Mason Partners Variable Global High Yield Bond Portfolio—Class I	2/05/2008	N/A
Legg Mason Partners Variable Small Cap Growth Portfolio—Class I	2/05/2008	N/A
MFS Growth Series—Initial Class	2/05/2008	N/A
MFS Global Equity Series—Initial Class	2/05/2008	N/A
MFS Investors Growth Stock Series—Initial Class	2/05/2008	N/A
MFS Utilities Series—Initial Class	2/05/2008	N/A
Neuberger Berman Advisers Management Trust Partners Portfolio—I Class	2/05/2008	N/A
Neuberger Berman Advisers Management Trust Regency Portfolio—I Class	2/05/2008	N/A
PIMCO VIT All Asset Portfolio—Institutional Class	2/05/2008	N/A
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class	2/05/2008	N/A
PIMCO VIT Real Return Portfolio—Institutional Class	2/05/2008	N/A
PVC Equity Income Account	2/05/2008	N/A
PVC MidCap Stock Account—Class 1	2/05/2008	N/A
Royce Capital Fund Micro-Cap Portfolio—Investment Class	2/05/2008	N/A
Royce Capital Fund Small-Cap Portfolio—Investment Class	2/05/2008	N/A
Wanger International	2/05/2008	N/A
Wanger Select	2/05/2008	N/A
Wanger USA	2/05/2008	N/A

*	Bond & Money Market not held in Personal Annuity Select.

Net assets allocated to contracts in the payout period are computed according to the A2000 Mortality Table with 3 year setbacks. The assumed investment return is fixed at 4%. The mortality risk is fully borne by TIAA-CREF Life and may result in additional amounts being transferred into the variable annuity account by TIAA-CREF Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Intelligent Variable Annuity ■ Statement of Additional Information	B-31

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results may differ from those estimates. The Sub-Accounts enter into contracts that contain various indemnification provisions. No claims or losses related to such indemnity provisions have been made against the account since inception and management believes the risk of loss is remote. However, the Sub-Account’s maximum potential exposure under these arrangements is unknown.

The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Valuation of Investments: The market value of the investments in the Sub-Accounts is based on the net asset value of the Underlying Funds as of the close of business on the valuation date.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Account Standards No. 157, “Fair Value Measurement” (“SFAS 157”). SFAS 157 defines fair value, establishes a frame work for measuring fair value under U.S. generally accepted accounting principles (“GAAP”) and expands disclosure about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. SFAS 157 was adopted by the Sub-Accounts January 1, 2008.

Various inputs are used in determining the value of the Sub-Account’s investments. These inputs are summarized in the three broad levels below:

•	Level 1—quoted prices in active markets for identical securities (including underlying mutual funds which are traded daily at net asset value)

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Separate Account’s own assumptions in determining the fair value of investments)

All investments are considered Level 1 assets. These investments consist of mutual funds which trade daily in active markets at the net asset value as described earlier.

Accounting for Investments: Security transactions are accounted for as of trade date. Dividend income and capital gains distributions are recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Federal Income Taxes: The Separate Account is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. Based on provisions of the Internal Revenue Code, no federal taxes are attributable to the net investment experience of the Sub-Accounts.

There are no unrecognized tax benefits in the accompanying Financial Statements.

Note 2—expense charges

Daily charges are deducted from the net assets of the Sub-Accounts for services required to administer the Separate

Account and the contracts, and to cover certain insurance risks borne by TIAA-CREF Life. The administrative expense charge is currently set at an annual rate of 0.20% of the net assets of the Sub-Accounts. TIAA-CREF Life imposes a daily charge for bearing certain mortality and expense risks in connection with the contracts equivalent to an annual rate of 0.40% of the net assets of the Sub-Accounts.

There are other daily, monthly and annual fees and expenses that a contractowner will pay when buying, owning and surrendering the policy. These fees and expenses are as follows:

Additional expense charges	Intelligent Variable Annuity	Personal Annuity Select	Lifetime Variable Select
Annual contract fees	$25	$—	$25
Optional guaranteed minimum death benefit charge	0.10%	None	None
Premium taxes	0.50% to 3.50%	1.00% to 3.50%	1.00% to 3.50%
Transfer fee	$—	$—	$25

TIAA-CREF Life provides all administrative services for the Sub-Accounts. Teachers Personal Investors Services, Inc. (“TPIS”), a subsidiary of TIAA, which is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc., performs distribution functions for the contracts pursuant to a Principal Underwriting and Administrative Services Agreement.

Note 3—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2008 were as follows:

Sub-Accounts	Purchases	Sales
Growth Equity	$10,868,822	$11,875,751
Growth & Income	9,842,730	11,608,897
International Equity	17,763,949	33,590,955
Large-Cap Value	9,479,481	11,419,056
Small-Cap Equity	8,327,087	8,378,564
Stock Index	16,984,118	18,930,140
Social Choice Equity	2,892,090	2,992,790
Real Estate Securities	9,665,035	12,077,290
Bond	17,200,489	10,524,165
Money Market	73,622,277	61,217,764
Calamos Growth & Income Portfolio	728,712	73,903
Credit Suisse Commodity Return Strategy Portfolio	708,768	114,791
Credit Suisse Global Small Cap Portfolio	157,550	48,036
Credit Suisse Small Cap Core I Portfolio	231,664	101,807
Delaware VIP Diversified Income Series—Standard Class	1,333,390	98,919
Delaware VIP International Value Equity Series—Standard Class	260,624	14,235
Delaware VIP Small Cap Value Series—Standard Class	394,146	56,527
Franklin Income Securities Fund—Class 1	913,979	100,595
Franklin Small-Mid Cap Growth Securities Fund—Class I	259,416	57,778
Mutual Shares Securities Fund—Class I	627,967	89,278
Templeton Developing Markets Securities Fund—Class 1	294,833	96,724
Janus Aspen Forty Portfolio—Inst. Shares	830,563	196,761
Janus Aspen International Growth Portfolio—Inst. Shares	497,764	92,388

B-32	Statement of Additional Information ■ Intelligent Variable Annuity

continued

Sub-Accounts	Purchases	Sales
Janus Aspen Mid Cap Value Portfolio—Inst. Shares	$795,933	$188,877
Janus Aspen INTECH Risk Managed Core Portfolio—Service Shares	32,467	17
Jennison 20/20 Focus Portfolio—Class II	491,935	152,962
Natural Resources Portfolio—Class II	503,564	122,627
Value Portfolio—Class II	434,951	67,432
Legg Mason Partners Variable Aggressive Growth Portfolio—Class I	23,595	2,970
Legg Mason Partners Variable Global High Yield Bond Portfolio—Class I	647,089	134,789
Legg Mason Partners Variable Small Cap Growth Portfolio—Class I	61,610	18,036
MFS Growth Series—Initial Class	129,239	28,926
MFS Global Equity Series—Initial Class	464,556	78,754
MFS Investors Growth Stock Series—Initial Class	328,596	48,449
MFS Utilities Series—Initial Class	216,484	80,624
Neuberger Berman Advisers Management Trust Partners Portfolio—I Class	467,859	71,286
Neuberger Berman Advisers Management Trust Regency Portfolio—I Class	78,191	18,692
PIMCO VIT All Asset Portfolio—Inst. Class	277,674	60,358
PIMCO VIT Global Bond Portfolio (Unhedged)— Inst. Class	1,386,326	283,248
PIMCO VIT Real Return Portfolio—Inst. Class	2,987,407	846,123
PVC Equity Income Account	279,695	68,607
PVC MidCap Stock Account—Class 1	555,109	167,227
Royce Capital Fund Micro-Cap Portfolio— Investment Class	301,519	40,530
Royce Capital Fund Small-Cap Portfolio— Investment Class	442,497	74,449
Wanger International	192,156	74,678
Wanger Select	129,694	32,577
Wanger USA	91,671	33,013

Intelligent Variable Annuity ■ Statement of Additional Information	B-33

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

Note 4—condensed financial information

	Growth Equity Sub-Account
	For the Years Ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2008		2007		2006		2005		2004

Total Return Lowest to Highest (h)	(41.05)%, (41.04)%		21.03%, 20.95%	(b)	4.98%, 5.03%	(b)	4.80%, 4.79%	(b)	5.75%		(41.06)% to (40.86)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$10.78 to $10.79		$18.30		$15.12, $15.13	(b)	$14.41		$13.75		$10.79 to $10.83
Net Assets, End of Year (000’s)	$22,431		$40,736		$27,524		$28,880		$28,072		$830
Accumulation Units Outstanding, End of Year (000’s)	2,016		2,163		1,774		1,961		1,999		77
Ratio of Expenses to Average Net Assets (a)(g)	0.60%		0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.87%	(f)	0.86%	(f)	0.76%, 0.87%	(b)(e)	0.65%, 0.76%	(b)(e)	0.89%, 1.58%	(b)(e)	1.72%	(d)(f)

	Growth & Income Sub-Account
	For the Years Ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2008		2007		2006		2005		2004

Total Return Lowest to Highest (h)	(35.19)%, (35.16)%		18.02%		16.15%, 16.16%	(b)	5.93%		9.28%		(35.19)% to (34.96)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$20.12 to $20.13		$31.05		$26.31		$22.65		$21.39		$20.12 to $20.20
Net Assets, End of Year (000’s)	$41,380		$68,193		$47,050		$40,908		$38,309		$1,133
Accumulation Units Outstanding, End of Year (000’s)	1,996		2,126		1,733		1,748		1,755		56
Ratio of Expenses to Average Net Assets (a)(g)	0.60%		0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	1.73%	(f)	1.63%	(f)	1.59%, 1.80%	(b)(e)	1.35%, 1.76%	(b)(e)	1.62%, 2.61%	(b)(e)	3.04%	(d)(f)

(a)	Does not include expenses of underlying TIAA-CREF Life Fund.
(b)	The values shown represent PA Select/SPIA and Lifetime Variable Select Accounts respectively.
(c)	The percentages shown for this period are not annualized.
(d)	Annualized for periods less than one year.
(e)	Prior to 2007, Investment Income included capital gains distributions.
(f)	These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(g)	These amounts represent the annualized expenses of the Sub-Account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only these expenses that result in a direct reduction to unit values. Charges made directly to contractowner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(h)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual total returns are not within the ranges presented.

B-34	Statement of Additional Information ■ Intelligent Variable Annuity

continued

	International Equity Sub-Account
	For the Years Ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2008		2007		2006		2005		2004

Total Return Lowest to Highest (h)	(50.29)%, (50.28)%		18.60%		29.17%		14.32%		17.01%		(50.31)% to (50.14)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$15.88 to $15.89		$31.95		$26.94		$20.85		$18.24		$15.88 to $15.94
Net Assets, End of Year (000’s)	$47,861		$123,210		$81,513		$50,150		$33,028		$1,549
Accumulation Units Outstanding, End of Year (000’s)	2,958		3,797		2,991		2,374		1,789		98
Ratio of Expenses to Average Net Assets (a)(g)	0.60%		0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.04%	(f)	2.10%	(f)	1.78%, 1.96%	(b)(e)	1.81%, 2.70%	(b)(e)	2.17%, 3.88%	(b)(e)	0.11%	(d)(f)

	Large-Cap Value Sub-Account
	For the Years Ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2008		2007		2006		2005		2004

Total Return Lowest to Highest (h)	(41.07)%		0.31%, 0.30%	(b)	20.85%, 20.86%	(b)	4.31%		20.03%		(41.10)% to (40.89)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$29.63		$50.28		$50.12, $50.13	(b)	$41.47, $41.48	(b)	$39.76		$29.62 to $29.73
Net Assets, End of Year (000’s)	$22,646		$44,152		$40,627		$27,413		$21,913		$1,330
Accumulation Units Outstanding, End of Year (000’s)	744		852		800		651		539		45
Ratio of Expenses to Average Net Assets (a)(g)	0.60%		0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	1.57%	(f)	1.99%	(f)	9.24%, 9.62%	(b)(e)	8.18%, 8.96%	(b)(e)	19.92%, 31.84%	(b)(e)	3.00%	(d)(f)

Intelligent Variable Annuity ■ Statement of Additional Information	B-35

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Small-Cap Equity Sub-Account
	For the Years Ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2008		2007		2006		2005		2004

Total Return Lowest to Highest (h)	(32.79)%, (32.78)%		(6.17%), (6.19%)	(b)	17.13%, 17.14%	(b)	3.94%, 3.96%	(b)	19.11%, 19.12%	(b)	(32.83)% to (32.60)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$33.53 to $33.54		$49.89		$53.17, $53.18	(b)	$45.39, $45.40	(b)	$43.67		$33.52 to $33.65
Net Assets, End of Year (000’s)	$18,452		$28,863		$33,131		$24,941		$22,708		$511
Accumulation Units Outstanding, End of Year (000’s)	541		564		613		540		512		16
Ratio of Expenses to Average Net Assets (a)(g)	0.60%		0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	1.49%	(f)	1.47%	(f)	9.56%, 10.68%	(b)(e)	14.65%, 14.01%	(b)(e)	17.94%, 30.45%	(b)(e)	2.52%	(d)(f)

	Stock Index Sub-Account
	For the Years Ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2008		2007		2006		2005		2004

Total Return Lowest to Highest (h)	(37.44)%, (37.47)%		4.53%		14.92%		5.41%		11.22%		(37.46)% to (37.24)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$23.11 to $23.12		$36.95		$35.35		$30.76		$29.18		$23.11 to $23.20
Net Assets, End of Year (000’s)	$107,551		$180,912		$169,169		$151,750		$142,727		$2,520
Accumulation Units Outstanding, End of Year (000’s)	4,508		4,736		4,658		4,810		4,784		109
Ratio of Expenses to Average Net Assets (a)(g)	0.60%		0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	1.84%	(f)	1.84%	(f)	2.66%, 2.89%	(b)(e)	1.69%, 2.07%	(b)(e)	1.86%, 3.67%	(b)(e)	5.97%	(d)(f)

B-36	Statement of Additional Information ■ Intelligent Variable Annuity

continued

	Social Choice Equity Sub-Account
	For the Years Ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2008		2007		2006		2005		2004

Total Return Lowest to Highest (h)	(36.45)%, (36.23)%		3.62%		13.95%		6.47%, 6.46%	(b)	11.71%		(36.47)% to (36.31)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$19.28 to $19.35		$30.34		$29.28		$25.70		$24.13		$19.27 to $19.32
Net Assets, End of Year (000’s)	$15,260		$24,856		$23,641		$21,960		$17,868		$290
Accumulation Units Outstanding, End of Year (000’s)	770		792		789		839		738		15
Ratio of Expenses to Average Net Assets (a)(g)	0.60%		0.60%		0.60%		0.60%		0.60%		0.35% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	1.37%	(f)	1.82%	(f)	2.25%, 2.50%	(b)(e)	1.61%, 1.93%	(b)(e)	1.88%, 2.83%	(b)(e)	3.06%	(d)(f)

	Real Estate Securities Sub-Account
	For the Years Ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2008		2007		2006		2005		2004

Total Return Lowest to Highest (h)	(38.64)%, (38.60)%		(16.61%)		33.24%, 33.25%	(b)	6.56%, 6.55%	(b)	32.18%		(38.65)% to (38.43)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$33.17 to $33.20		$54.07		$64.84		$48.67, $48.66	(b)	$45.67		$33.17 to $33.29
Net Assets, End of Year (000’s)	$22,168		$41,454		$65,418		$41,431		$36,592		$713
Accumulation Units Outstanding, End of Year (000’s)	646		738		990		833		787		21
Ratio of Expenses to Average Net Assets (a)(g)	0.60%		0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	4.32%	(f)	2.89%	(f)	10.27%, 10.52%	(b)(e)	15.47%, 16.16%	(b)(e)	22.68%, 35.87%	(b)(e)	9.55%	(d)(f)

Intelligent Variable Annuity ■ Statement of Additional Information	B-37

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Bond Sub-Account
											For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	For the Years Ended
	2008		2007		2006		2005		2004

Total Return Lowest to Highest (h)	(0.21)%		4.97%		4.07%		1.89%		3.04%		(0.21)% to 0.14%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$28.87		$28.93		$27.56		$26.49		$25.99		$28.88 to $28.98
Net Assets, End of Year (000’s)	$28,003		$27,467		$16,339		$13,495		$6,806		$4,538
Accumulation Units Outstanding, End of Year (000’s)	970		949		593		510		262		157
Ratio of Expenses to Average Net Assets (a)(g)	0.60%		0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	4.91%	(f)	6.02%	(f)	5.03%	(e)	5.30%	(e)	6.08%	(e)	9.46%	(d)(f)

	Money Market Sub-Account
											For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	For the Years Ended
	2008		2007		2006		2005		2004

Total Return Lowest to Highest (h)	2.24%		4.62%		4.44%		2.63%		0.71%		2.25% to 2.60%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$11.58		$11.32		$10.82		$10.36		$10.09		$11.59 to $11.63
Net Assets, End of Year (000’s)	$85,614		$97,972		$52,699		$17,173		$6,371		$24,724
Accumulation Units Outstanding, End of Year (000’s)	7,395		8,651		4,872		1,658		631		2,128
Ratio of Expenses to Average Net Assets (a)(g)	0.60%		0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	2.84%	(f)	5.16%	(f)	5.03%	(e)	3.28%	(e)	1.40%	(e)	1.82%	(d)(f)

B-38	Statement of Additional Information ■ Intelligent Variable Annuity

continued

	Calamos Growth & Income Portfolio Sub-Account		Credit Suisse Commodity Return Strategy Portfolio Sub-Account		Credit Suisse Global Small Cap Portfolio Sub-Account		Credit Suisse Small Cap Core I Portfolio Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	(32.14)% to (31.91)%	(c)	(34.11)% to (33.88)%	(c)	(47.07)% to (46.89)%	(c)	(34.99)% to (34.76)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$10.57 to $10.61		$7.69 to $7.72		$7.45 to $7.48		$10.05 to $10.09
Net Assets, End of Year	$611,245		$377,249		$84,605		$97,932
Accumulation Units Outstanding, End of Year	57,728		48,910		11,332		9,708
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%	(d)	0.25% to 0.60%	(d)	0.25% to 0.60%	(d)	0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.34%	(d)(f)	1.03%	(d)(f)	1.22%	(d)(f)	0.02%	(d)(f)

	Delaware VIP Diversified Income Series— Standard Class Sub-Account		Delaware VIP International Value Equity Series— Standard Class Sub-Account		Delaware VIP Small Cap Value Series— Standard Class Sub-Account		Franklin Income Securities Fund— Class 1 Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	(5.11)% to (4.78)%	(c)	(42.77)% to (42.57)%	(c)	(30.30)% to (30.05)%	(c)	(29.83)% to (29.59)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$9.69 to $9.73		$8.41 to $8.44		$19.96 to $20.04		$12.37 to $12.41
Net Assets, End of Year	$1,180,649		$209,721		$286,984		$651,852
Accumulation Units Outstanding, End of Year	121,445		24,873		14,340		52,585
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%	(d)	0.25% to 0.60%	(d)	0.25% to 0.60%	(d)	0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.00%	(d)(f)	0.00%	(d)(f)	0.00%	(d)(f)	2.67%	(d)(f)

	Franklin Small-Mid Cap Growth Securities Fund— Class 1 Sub-Account		Mutual Shares Securities Fund— Class 1 Sub-Account		Templeton Developing Markets Securities Fund— Class 1 Sub-Account		Janus Aspen Forty Portfolio— Institutional Shares Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	(42.69)% to (42.49)%	(c)	(37.31)% to (37.09)%	(c)	(52.90)% to (52.78)%	(c)	(44.49)% to (44.29)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$13.40 to $13.45		$12.80 to $12.84		$7.61 to $7.63		$22.89 to 22.98
Net Assets, End of Year	$137,246		$375,544		$137,271		$450,349
Accumulation Units Outstanding, End of Year	10,222		29,281		18,002		19,621
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%	(d)	0.25% to 0.60%	(d)	0.35% to 0.60%	(d)	0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.00%	(d)(f)	3.65%	(d)(f)	0.60%	(d)(f)	0.08%	(d)(f)

Intelligent Variable Annuity ■ Statement of Additional Information	B-39

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Janus Aspen International Growth Portfolio— Institutional Shares Sub-Account		Janus Aspen Mid Cap Value Portfolio— Institutional Shares Sub-Account		Janus Aspen INTECH Risk-Managed Core Portfolio— Service Shares Sub-Account		Jennison 20/20 Focus Portfolio— Class II Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	(52.40)% to (52.23)%	(c)	(28.20)% to (27.95)%	(c)	(36.56)% to (36.46)%	(c)	(39.76)% to (39.55)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$31.15 to $31.27		$12.16 to $12.21		$8.45 to $8.47		$10.48 to $10.54
Net Assets, End of Year	$241,770		$482,984		$27,180		$240,065
Accumulation Units Outstanding, End of Year	7,743		39,617		3,209		22,851
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%	(d)	0.25% to 0.60%	(d)	0.35% to 0.50%	(d)	0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	(0.03)%	(d)(f)	1.67%	(d)(f)	0.76%	(d)(f)	0.00%	(d)(f)

	Natural Resources Portfolio— Class II Sub-Account		Value Portfolio— Class II Sub-Account		Legg Mason Partners Variable Aggressive Growth Portfolio— Class I Sub-Account		Legg Mason Partners Variable Global High Yield Bond Portfolio— Class I Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	(53.47)% to (53.30)%	(c)	(42.90)% to (42.70)%	(c)	(40.70)%	(c)	(31.24)% to (30.99)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$31.29 to $31.46		$15.41 to $15.47		$9.72		$6.74 to $6.77
Net Assets, End of Year	$251,277		$342,509		$16,671		$386,959
Accumulation Units Outstanding, End of Year	8,013		22,154		1,714		57,271
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%	(d)	0.25% to 0.60%	(d)	0.50%	(d)	0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.03%	(d)(f)	0.00%	(d)(f)	0.00%	(d)(f)	10.94%	(d)(f)

	Legg Mason Partners Variable Small Cap Growth Portfolio— Class I Sub-Account		MFS Growth Series— Initial Class Sub-Account		MFS Global Equity Series— Initial Class Sub-Account		MFS Investors Growth Stock Series— Initial Class Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	(37.64)% to (37.48)%	(c)	(37.79)% to (37.63)%	(c)	(34.17)% to (33.94)%	(c)	(37.25)% to (37.03)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$9.43 to $9.45		$15.55 to $15.59		$10.18 to $10.22		$7.41 to $7.44
Net Assets, End of Year	$27,180		$66,024		$339,739		$198,257
Accumulation Units Outstanding, End of Year	2,876		4,234		33,282		26,694
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.35% to 0.60%	(d)	0.35% to 0.60%	(d)	0.25% to 0.60%	(d)	0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.00%	(d)(f)	0.00%	(d)(f)	0.00%	(d)(f)	0.00%	(d)(f)

B-40	Statement of Additional Information ■ Intelligent Variable Annuity

continued

	MFS Utilities Series— Initial Class Sub-Account		Neuberger Berman Advisers Management Trust Partners Portfolio— I Class Sub-Account		Neuberger Berman Advisers Management Trust Regency Portfolio— I Class Sub-Account		PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	(37.98)% to (37.82)%	(c)	(52.68)% to (52.51)%	(c)	(46.14)% to (46.01)%	(c)	(16.21)% to (16.00)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$21.38 to $21.43		$9.82 to $9.86		$8.74 to $8.76		$10.22 to $10.25
Net Assets, End of Year	$105,094		$204,548		$52,142		$189,903
Accumulation Units Outstanding, End of Year	4,912		20,762		5,953		18,545
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.50%	(d)	0.25% to 0.50%	(d)	0.35% to 0.50%	(d)	0.35% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.00%	(d)(f)	0.82%	(d)(f)	0.51%	(d)(f)	7.84%	(d)(f)

	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account		PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account		PVC Equity Income Account Sub-Account		PVC MidCap Stock Account— Class 1 Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	(1.28)% to (0.94)%	(c)	(7.47)% to (7.15)%	(c)	(34.34)% to (34.17)%	(c)	(29.99)% to (29.75)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$12.67 to $12.72		$11.69 to $11.74		$12.68 to $12.71		$10.65 to $10.69
Net Assets, End of Year	$1,049,050		$1,952,059		$180,611		$309,859
Accumulation Units Outstanding, End of Year	82,593		166,608		14,219		29,018
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%	(d)	0.25% to 0.60%	(d)	0.35% to 0.60%	(d)	0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	2.31%	(d)(f)	2.18%	(d)(f)	0.00%	(d)(f)	0.12%	(d)(f)

	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account		Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account		Wanger International Sub-Account		Wanger Select Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	(43.61)% to (43.41)%	(c)	(27.62)% to (27.36)%	(c)	(45.93)% to (45.79)%	(c)	(49.39)% to (49.25)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$8.44 to $8.47		$7.55 to $7.58		$23.80 to $23.87		$14.21 to $14.25
Net Assets, End of Year	$156,498		$285,948		$85,425		$67,085
Accumulation Units Outstanding, End of Year	18,500		37,762		3,583		4,708
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%	(d)	0.25% to 0.60%	(d)	0.35% to 0.60%	(d)	0.35% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	4.97%	(d)(f)	1.31%	(d)(f)	0.00%	(d)(f)	0.00%	(d)(f)

Intelligent Variable Annuity ■ Statement of Additional Information	B-41

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	concluded

	Wanger USA Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	(40.05)% to (39.84)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$21.73 to $21.81
Net Assets, End of Year	$43,036
Accumulation Units Outstanding, End of Year	1,977
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.00%	(d)(f)

B-42	Statement of Additional Information ■ Intelligent Variable Annuity

INDEX TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY December 31, 2008

B-44	Report of Independent Auditors
Statutory—Basis Financial Statements:
B-45	Statements of Admitted Assets, Liabilities and Capital and Surplus
B-46	Statements of Operations
B-46	Statements of Changes in Capital and Surplus
B-47	Statements of Cash Flows
B-48	Notes to Financial Statements

Intelligent Variable Annuity ■ Statement of Additional Information	B-43

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of TIAA-CREF Life Insurance Company:

We have audited the accompanying statutory-basis statements of admitted assets, liabilities and capital and surplus of TIAA-CREF Life Insurance Company (the “Company”) as of December 31, 2008 and 2007, and the related statutory-basis statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2008 and 2007, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2008.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008, on the basis of accounting described in Note 2.

As discussed in Note 2 to the financial statements, on January 1, 2008, the Company adopted Statement of Statutory Accounting Principles No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43 - Loan-backed and Structured Securities.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 2, 2009

B-44	Statement of Additional Information ■ Intelligent Variable Annuity

STATUTORY–BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL

AND SURPLUS

TIAA-CREF LIFE INSURANCE COMPANY

	December 31,
(In thousands)	2008	2007

ADMITTED ASSETS
Bonds	$2,130,765	$2,164,565
Preferred stocks	43,899	62,836
Mortgages	80,822	87,120
Other long term investments	2,170	1,863
Cash, cash equivalents and short-term investments	104,993	61,566
Investment income due and accrued	28,000	28,225
Separate account assets	513,568	695,507
Federal income tax recoverable from TIAA	206	755
Net deferred federal income tax asset	2,196	2,506
Other assets	10,966	10,407
Total admitted assets	$2,917,585	$3,115,350

LIABILITIES, CAPITAL AND SURPLUS
Liabilities
Reserves for life and health, annuities and deposit-type contracts	$2,125,092	$2,043,643
Asset valuation reserve	908	10,326
Interest maintenance reserve	2,161	1,229
Separate account liabilities	493,427	694,131
Other liabilities	15,666	33,891
Total liabilities	2,637,254	2,783,220

Capital and Surplus
Capital (2,500 shares of $1,000 par value common stock issued and outstanding)	2,500	2,500
Additional paid-in capital	287,500	287,500
Surplus (Deficit)	(9,669)	42,130
Total capital and surplus	280,331	332,130
Total liabilities, capital and surplus	$2,917,585	$3,115,350

See notes to statutory–basis financial statements	Intelligent Variable Annuity ■ Statement of Additional Information	B-45

STATUTORY–BASIS STATEMENTS OF OPERATIONS

TIAA-CREF LIFE INSURANCE COMPANY

	For the Years Ended December 31,
(In thousands)	2008	2007	2006

REVENUES
Insurance and annuity premiums and other considerations	$169,340	$171,025	$138,588
Net investment income	123,083	128,431	141,208
Total revenues	$292,423	$299,456	$279,796

EXPENSES
Policy and contract benefits	$155,949	$227,863	$391,443
Increase / (decrease) in policy and contract reserves	36,718	(121,111)	(276,425)
Operating expenses	40,429	43,988	49,299
Transfers to separate accounts, net	20,880	97,470	66,209
Other, net	22,878	26,649	24,934
Total expenses	$276,854	$274,859	$255,460

Income before federal income tax and net realized capital losses	15,569	24,597	24,336
Federal income tax expense	4,005	6,173	6,246
Net realized capital losses less capital gains taxes, after transfers to interest maintenance reserve	(73,040)	(8,326)	(811)
Net (loss) income	$(61,476)	$10,098	$17,279

STATUTORY–BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

TIAA-CREF LIFE INSURANCE COMPANY

(In thousands)	Capital Stock	Additional Paid-In Capital	Surplus (Deficit)	Total
Balance, December 31, 2005	$2,500	$287,500	$34,430	$324,430
Net income	—	—	17,279	17,279
Net unrealized capital losses on investments	—	—	(299)	(299)
Change in the asset valuation reserve	—	—	(1,205)	(1,205)
Change in value of seed money in separate account	—	—	228	228
Change in net deferred income tax	—	—	(139)	(139)
Change in non-admitted assets:
Deferred federal income tax asset	—	—	259	259
Balance, December 31, 2006	$2,500	$287,500	$50,553	$340,553

Net income	—	—	10,098	10,098
Net unrealized capital losses on investments	—	—	(566)	(566)
Change in asset valuation reserve	—	—	5,453	5,453
Change in value of seed money in separate account	—	—	14	14
Change in net deferred income tax	—	—	1,692	1,692
Change in non-admitted assets:
Deferred federal income tax asset	—	—	(1,215)	(1,215)
Deferred premium asset limitation	—	—	(23,899)	(23,899)
Balance, December 31, 2007	$2,500	$287,500	$42,130	$332,130

Net loss	—	—	(61,476)	(61,476)
Net unrealized capital gains on investments	—	—	759	759
Change in asset valuation reserve	—	—	9,418	9,418
Change in value of seed money in separate account	—	—	(3)	(3)
Change in net deferred income tax	—	—	24,289	24,289
Change in non-admitted assets:
Deferred federal income tax asset	—	—	(24,599)	(24,599)
Deferred premium asset limitation	—	—	(540)	(540)
Other	—	—	(152)	(152)
Prior year income adjustment			505	505
Balance, December 31, 2008	$2,500	$287,500	$(9,669)	$280,331

B-46	Statement of Additional Information ■ Intelligent Variable Annuity	See notes to statutory–basis financial statements

STATUTORY–BASIS STATEMENTS OF CASH FLOWS

TIAA-CREF LIFE INSURANCE COMPANY

	For the Years Ended December 31,
(In thousands)	2008	2007	2006

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$167,633	$168,219	$133,899
Miscellaneous income	11,086	10,447	9,632
Net investment income	159,979	175,187	198,618
Total Receipts	338,698	353,853	342,149
Policy and contract benefits	155,756	227,960	388,870
Operating expenses	43,853	50,352	59,480
Federal income tax expense	3,457	3,062	8,357
Net transfers to Separate Accounts	38,763	98,701	58,926
Total Disbursements	241,829	380,075	515,633
Net cash from operations	96,869	(26,222)	(173,484)

CASH FROM INVESTMENTS
Proceeds from long-term investments sold, matured, or repaid:
Bonds	692,794	657,595	667,523
Stocks	3,853	17,166	7,515
Mortgages	9,511	19,419	67,372
Miscellaneous proceeds	75	30	(2)
Cost of investments acquired:
Bonds	752,219	553,737	375,728
Stocks	2,800	46,656	3,346
Mortgages	—	—	40,614
Miscellaneous applications	3,093	1,779	—
Net increase in contract loans and premium notes	276	311	368
Net cash from investments	(52,155)	91,727	322,352

CASH FROM FINANCING AND OTHER
Net deposits on deposit-type contracts funds	13,995	(104,539)	(69,975)
Other cash (applied) provided	(15,282)	(12,578)	33,246
Net cash from financing and other	(1,287)	(117,117)	(36,729)
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	43,427	(51,612)	112,139
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	61,566	113,178	1,039

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$104,993	$61,566	$113,178

See notes to statutory–basis financial statements	Intelligent Variable Annuity ■ Statement of Additional Information	B-47

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY  ■  DECEMBER 31, 2008

Note 1—organization and operations

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company and changed its name to TIAA-CREF Life Insurance Company (“TIAA-CREF Life” or the “Company”) on May 1, 1998. TIAA-CREF Life is a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA” or the “Parent”), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918. As of December 31, 2008, the Company was licensed in 51 jurisdictions.

The Company issues non-qualified annuity contracts with fixed and variable components, fixed and variable universal life contracts, funding agreements, term insurance and single premium immediate annuities.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

The Company’s statutory-basis financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Insurance Department (the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and surplus between NAIC SAP and the New York SAP annual statement filed with the Department. The additional reserves arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of contractually guaranteed interest rates and mortality tables. The deferred premium asset limitation results from the Department requiring that any deferred premium asset established along with the corresponding mean reserve should be reduced by the proportionate amount reinsured on a coinsurance basis. The deferred premium asset for reinsurance is adjusted based upon the premium mode of the direct policy.

In thousands	2008	2007	2006
Net (Loss) Income, New York SAP	$(61,476)	$10,098	$17,279
Difference in Reserves for:
Term Conversions	80	105	175
Deferred and Payout Annuities issued after 2000	(2)	(2)	8
Net (Loss) Income, NAIC SAP	$(61,398)	$10,201	$17,462
Capital and Surplus, New York SAP	$280,331	$332,130	$340,553
Deferred Premium Asset Limitation	24,440	23,899	—
Difference in Reserves for:
Term Conversions	944	864	759
Deferred and Payout Annuities issued after 2000	4	6	8
Capital and Surplus, NAIC SAP	$305,719	$356,899	$341,320

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) requires that financial statements that are intended to be in conformity with GAAP follow all applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP. The differences between GAAP and NAIC SAP would have a material effect on the Company’s financial statements and the primary differences can be summarized, as follows.

Under GAAP:

•	The asset valuation reserve (“AVR”) is eliminated as a reserve and the credit-related realized gains and losses are reported in the statement of income on a pretax basis as incurred;

•

The interest maintenance reserve (“IMR”) is eliminated and realized gains and losses resulting from changes in interest rates are reported as a component of net income rather than being accumulated in and subsequently amortized into income over the remaining life of the investments sold;

•	Dividends on insurance policies and annuity contracts are accrued as the related earnings emerge from operations rather than being accrued in the year when they are declared;

•	Certain assets designated as “non-admitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•	Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred;

•	Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying audited GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than amortized cost;

B-48	Statement of Additional Information ■ Intelligent Variable Annuity

continued

•

State taxes are included in the computation of deferred taxes. A deferred tax asset is recorded for the amount of gross deferred tax asset expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable, rather than not being included in the deferred income taxes;

•	Annuities that do not incorporate significant insurance risk are classified as investment contracts and are not accounted for as insurance contracts;

•	Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item, even when the derivatives qualify for hedge accounting;

•

Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for statutory purposes and assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for statutory purposes.

The effects of these differences, while not determined, are presumed to be material.

Application of Accounting Pronouncements: For reporting periods beginning on or after January 1, 2009, SSAP 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities establishes statutory accounting principles for impairment analysis and subsequent valuation of loan-backed and structured securities. The change resulting from the adoption of this statement shall be accounted for prospectively. No cumulative effect adjustments or application of the new guidance to prior events or periods are required, similar to a change in accounting estimate. The Company elected to early adopt SSAP 98 which resulted in an additional $12,378 thousand of realized losses being recognized at December 31, 2008.

For reporting periods ending on or after December 31, 2007, SSAP No. 97, Investment in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 88, was implemented. The statement establishes statutory accounting principles for investments in subsidiaries, controlled and affiliated entities. SSAP 97 clarified the bases that a company could use to value its equity investment in its investment subsidiaries. SSAP 97 did not have an impact on the Company’s statutory financial statements.

For reporting periods ending December 31, 2007 and thereafter, SSAP No. 96, Settlement Requirements for Intercompany Transactions, An Amendment to SSAP No. 25, became effective. This statement established a statutory aging threshold for admission of loans and advances to related parties outstanding as of the reporting date. The statement requires transactions between related parties to be in the form of a written agreement and must provide for timely settlement of amounts owed, with a specific due date. SSAP 96 did not have an impact on the Company’s statutory financial statements.

For reporting periods beginning after January 1, 2007, SSAP No. 95, Exchanges of Nonmonetary Assets, A Replacement of SSAP No. 28—Nonmonetary Transactions, was implemented. This statement established statutory accounting principles for nonmonetary transactions and requires that exchanges of nonmonetary assets shall generally be based on the fair value of the assets (or services) involved. The cost of a nonmonetary asset acquired in exchange for another nonmonetary asset is the fair value of the asset surren-

dered to obtain it, and a gain or loss should be recognized on the exchange. SSAP 95 did not have a significant impact on the Company’s statutory financial statements.

ACCOUNTING POLICIES:

The preparation of the Company’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses at the date of the financial statements. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary. An impairment in an investment is considered to have occurred if an event or change in circumstance indicates that the carrying value of the asset may not be recoverable or the receipt of contractual payments of principal and interest may not occur when scheduled. When an impairment has been determined to have occurred, the investment is written down to fair value and a realized loss is recorded. Management considers available evidence to evaluate the potential impairment of its investments.

Short-Term Investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition) that are not impaired are stated at amortized cost using the interest method. Short-term investments impaired are stated at the lower of amortized cost or market value.

Cash Equivalents: Cash equivalents are short-term, highly liquid investments with original maturities of three months or less at date of purchase, are stated at amortized cost.

Bonds: Bonds not backed by loans and not impaired are stated at amortized cost using the interest method. Bonds not backed by loans that are held for sale and NAIC designations 6 and 6Z are valued at the lower of amortized cost or fair value. For other than temporary impairment, the cost basis of the bond is written down to its fair value and the amount of the write down is recognized as a realized loss.

Loan-Backed Securities and Structured Securities: Included within bonds are loan-backed securities. Loan-backed securities and structured securities not in default, are stated at amortized cost. The retrospective approach is used to determine the carrying amount of loan-backed and structured securities. Estimated future cash flows and expected repayment periods are used in calculating amortization for loan-backed and structured securities. The prospective approach is used to determine the carrying amount of interest only securities, securities for which an other than temporary impairment has been recognized, or securities whose expected future cash flows are lower than the expected cash flows estimated at the time of the acquisition. Loan-backed securities and structured securities held for sale are stated at the lower of amortized cost or fair value. Loan-backed securities and structured securities in default are valued at the lower of amortized cost or fair value. Prepayment assumptions for loaned-backed securities and structured securities are obtained from external data services or internal estimates.

Intelligent Variable Annuity ■ Statement of Additional Information	B-49

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

Common Stock: Unaffiliated common stocks are stated at market value.

Preferred Stock: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5 or 6 which are stated at the lower of amortized cost or fair value.

Mortgages: Mortgages are stated at amortized cost, net of valuation allowances, except that purchase money mortgages are stated at the lower of amortized cost or ninety percent of appraised value. Mortgages held for sale are stated at the lower of amortized cost or fair value. A mortgage is evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation reserves for mortgages are included in net unrealized capital gains/losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established.

Wholly-Owned Subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus; (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Limited Partnerships and Limited Liability Companies: Investments in limited partnerships and limited liability companies are carried at the Company’s percentage of the underlying GAAP equity of the respective entity’s audited financial statements. An unrealized loss is deemed to be other-than-temporary when there is limited ability to recover the loss. A realized loss is recorded for other-than-temporary impairments.

Contract Loans: Contract loans are stated at outstanding principal balances.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Seed money investments in the separate account, which are included in Separate Account Assets in the accompanying balance sheets, are stated at fair value.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies and controls, and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counter party credit quality. The Company uses derivative instruments for hedging, and income generation purposes. Derivatives used by the Company include foreign currency swaps and interest rate swaps. See Note 10.

Non-Admitted Assets: Certain investment balances and corresponding investment income due and accrued may be designated as non-admitted assets in accordance with New York SAP, based on delinquencies, defaults, and other statutory criteria, and can-

not be included in the life insurance company’s balance sheets filed with the Department. The Company had no investment-related non-admitted assets at December 31, 2008 or 2007. Income on bonds in default is not accrued and therefore, is not included in the non-admitted totals. Certain non-investment assets, such as deferred federal income tax (“DFIT”) assets, are also designated non-admitted assets. The non-admitted portion of the DFIT asset was $34,909 thousand and $10,310 thousand at December 31, 2008 and 2007, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Policy and Contract Reserves: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest (at rates ranging from 4.00% to 6.75% and averaging approximately 4.53%), mortality and other risks insured. Such reserves are designed to be sufficient for all contractual benefits guaranteed under policy and contract provisions.

Reserves for deposit-type funds, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holders.

Asset Valuation Reserve: The AVR, which covers all invested asset classes, is a reserve required by NAIC SAP to provide for potential future credit and equity losses. Reserve components of the AVR are maintained for bonds, mortgages, other invested assets and derivatives. Realized and unrealized credit and equity capital gains and losses, net of capital gains taxes, are credited to or charged against the related components of the AVR. Statutory formulae determine the required reserve components primarily based on factors applied to asset classes, and insurance companies may also establish additional reserves for any component; however, the ultimate balance cannot exceed the statutory maximum reserve for that component. Contributions and adjustments to the AVR are reported as a change in surplus on the Statements of Changes in Capital and Surplus. No voluntary contributions were made in either 2008 or 2007.

Interest Maintenance Reserve: The IMR is a reserve required by NAIC SAP, which accumulates realized interest rate-related capital gains and losses on sales of debt securities and mortgages, as defined by NAIC SAP. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, as an adjustment to net investment income over the remaining lives of the assets sold.

Capitalization Policy: The capitalization threshold was lowered in 2007 to more closely align with industry practices, improve matching of investment benefits and operating expenses. Factors considered in developing the capitalization policy included dollar amount of capital expenditures, expected useful life of the asset and the impact of depreciation, process and benefit improvements and the current cost of capitalizable items as it relates to future purchase cost of similar items.

Premiums Revenue: Premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred.

B-50	Statement of Additional Information ■ Intelligent Variable Annuity

continued

Note 3—long term bonds and preferred stocks

The amortized cost and estimated fair values, and the unrealized gains and losses of long-term bonds and preferred stocks at December 31, 2008 and 2007, are shown below (in thousands):

	Gross Unrealized
	Cost*	Gains	Losses	Estimated Fair Value
December 31, 2008
U.S. Government	$12,443	$3,714	$—	$16,157
All Other Governments	—	—	—	—
States, Territories & Possessions	17,742	57	(760)	17,039
Special Revenue & Special Assessment,
Non-guaranteed Agencies & Government	196,832	5,737	(812)	201,757
Public Utilities	344,491	5,516	(12,503)	337,504
Industrial & Miscellaneous	1,559,353	15,339	(187,576)	1,387,116
Total Bonds	2,130,861	30,363	(201,651)	1,959,573

Preferred Stocks	43,899	—	(13,633)	30,266
Total Bonds and Preferred Stocks	$2,174,760	$30,363	$(215,284)	$1,989,839

December 31, 2007
U.S. Government	$12,530	$1,957	$—	$14,487
All Other Governments	4,995	—	(20)	4,975
Special Revenue & Special Assessment,
Non-guaranteed Agencies & Government	189,336	2,140	(781)	190,695
Public Utilities	162,790	805	(1,688)	161,907
Industrial & Miscellaneous	1,795,362	15,743	(36,480)	1,774,625
Total Bonds	2,165,013	20,645	(38,969)	2,146,689

Preferred Stocks	63,186	665	(2,727)	61,124
Total Bonds and Preferred Stocks	$2,228,199	$21,310	$(41,696)	$2,207,813

*	Amortized cost for bonds and original cost for preferred stocks net of cumulative recorded other-than-temporary impairments.

IMPAIRMENT REVIEW PROCESS

All securities are subjected to the Company’s process for identifying other-than-temporary impairments. The quarterly impairment identification process utilizes, but is not limited to, a screening process based on declines in fair value. The Company writes down securities that it deems to have an other-than-temporary impairment in value in the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in fair value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the extent to which and the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and rating agencies; (f) the potential for impairments in an entire industry sector or sub-sector; and (g) the potential for impairments in certain economically-depressed geographic locations. Where an impairment is considered to be other-than-temporary, the Company recognizes a write-down as an investment loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

UNREALIZED LOSSES ON BONDS AND PREFERRED STOCKS

The gross unrealized losses and estimated fair values for securities, by the length of time that individual securities had been in a continuous unrealized loss position for 2008 and 2007 are shown in the table below (in thousands):

	Cost*	Gross Unrealized Loss	Estimated Fair Value
December 31, 2008
Less than twelve months:
Bonds	$934,458	$(73,565)	$860,893
Preferred Stocks	20,101	(5,310)	14,791
Total less than twelve months	954,559	(78,875)	875,684
Twelve months or more:
Bonds	518,356	(128,086)	390,270
Preferred Stocks	23,798	(8,323)	15,475
Total twelve months or more	542,154	(136,409)	405,745
Total—All bonds and preferred stocks	$1,496,713	$(215,284)	$1,281,429

December 31, 2007
Less than twelve months:
Bonds	$477,441	$(20,509)	$456,932
Preferred Stocks	29,905	(1,753)	28,152
Total less than twelve months	507,346	(22,262)	485,084
Twelve months or more:
Bonds	728,723	(18,460)	710,263
Preferred Stocks	10,017	(974)	9,043
Total twelve months or more	738,740	(19,434)	719,306
Total—All bonds and preferred stocks	$1,246,086	$(41,696)	$1,204,390

*	Amortized cost for bonds and original cost for preferred stocks net of cumulative recorded other-than-temporary impairments.

For 2008, the categories of securities where the estimated fair value declined and remained below cost for less than twelve months were concentrated in finance (26%), commercial mortgage-backed securities (14%), asset-backed securities (9%), oil & gas (9%), public utilities (8%), manufacturing (7%), mining (7%), real estate investment trusts (7%), communication (5%), transportation (4%) and other securities (4%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company holds 12 bonds and 2 preferred stocks where the gross unrealized loss was greater than $1 million at December 31, 2008. These 14 investments represented 35% or $27.3 million in the aggregate of the total unrealized loss of $78.9 million.

For 2008, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in commercial mortgage-backed securities (46%), asset-backed securities (19%), finance (13%),

Intelligent Variable Annuity ■ Statement of Additional Information	B-51

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

manufacturing (5%), public utilities (5%), transportation (3%), oil & gas (3%), mining (2%), services (2%) and other securities (2%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company holds 26 bonds and 3 preferred stocks where the gross unrealized loss was greater than $1 million at December 31, 2008. These 29 investments represented 69% or $94.5 million in the aggregate of the total unrealized loss of $136.4 million.

For 2007, the categories of securities where the estimated fair value declined and remained below cost for less than twelve months were concentrated in finance (37%), commercial mortgage-backed securities (33%), asset-backed securities (10%), manufacturing (5%), mortgage-backed securities (4%), transportation (4%), public utilities (2%), oil & gas (2%) and other securities (3%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company holds 3 bonds where the gross unrealized loss was greater than $1 million at December 31, 2007. These investments represented 18% or $3.9 million in the aggregate of the total unrealized loss of $22.3 million.

For 2007, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in commercial mortgage-backed securities (24%), finance (24%), mortgage- backed securities (13%), asset-backed securities (12%), public utilities (8%), manufacturing (5%), oil & gas (4%), services (3%), communication (2%), mining (2%), transportation (2%) and other securities (1%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company holds 2 bonds where the gross unrealized loss was greater than $1 million at December 31, 2007. These investments represented 12% or $2.4 million in the aggregate of the total unrealized loss of $19.4 million.

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the cause of the decline is primarily attributable to increased market yields caused principally by an extensive widening of credit spreads at December 31, 2008 resulting from diminished market liquidity as opposed to a long-term deterioration in credit quality. The Company currently intends and has the ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover and the Company has concluded that these securities are not other-than temporarily impaired.

SCHEDULED MATURITIES OF BONDS

The statutory carrying values and estimated fair values of long-term bond investments at December 31, 2008, by contractual maturity, are shown below (in thousands):

	Carrying Value	Estimated Fair Value
Due in one year or less	$272,201	$270,214
Due after one year through five years	840,705	804,091
Due after five years through ten years	210,211	200,794
Due after ten years	259,852	238,084
Subtotal	1,582,969	1,513,183
Residential mortgage-backed securities	215,016	220,166
Commercial mortgage-backed securities	152,839	79,205
Asset-backed securities	179,941	147,019
Total	$2,130,765	$1,959,573

Bonds, not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to prepay obligations, although prepayment premiums may be applicable.

Included in the preceding table are NAIC 6 and 6Z long-term bond investments totaling approximately $24,259 thousand of which $4,813 thousand are categorized as one year or less, $12,331 thousand are categorized as due after one year through five years, $4,363 thousand are categorized as due after ten years and $1,751 thousand are categorized as residential mortgage-backed securities and $1,001 thousand are categorized as asset-backed securities.

Included in the preceding table under asset-backed securities is the Company’s exposure to sub-prime mortgage investments totaling $45,483 thousand. Ninety-eight percent (98%) of the sub-prime securities were rated investment grade (NAIC 1 and 2).

BOND CREDIT QUALITY AND DIVERSIFICATION

At December 31, 2008 and 2007, approximately 98.0% and 97.5%, respectively, of the long-term bond portfolio was comprised of investment grade securities. The carrying values of long-term bond investments were diversified by industry classification at December 31 as follows:

	2008	2007
Public utilities	16.9%	12.7%
Finance and financial services	16.4	22.1
Manufacturing	11.9	11.2
Residential mortgage-backed securities	10.1	11.2
Asset-backed securities	8.5	6.2
Oil and gas	7.6	5.6
Commercial mortgage-backed securities	7.2	9.0
Communication	6.0	7.6
Services	4.3	3.7
Transportation	2.9	2.7
Retail and wholesale trade	2.5	3.4
REIT	1.9	1.4
Mining	1.9	0.8
US, Canada, Other Government	1.4	1.7
Revenue and Special Obligation	0.5	0.7
Total	100.0%	100.0%

The Company acquired bonds and stocks through exchanges aggregating $24,463 thousand and $ 0 during the year ended December 31, 2008 and 2007, respectively. When exchanging securities, the Company generally accounts for assets at their fair value or at the book value if lower unless the exchange was as a result of restricted securities under SEC rule 144A exchanged for unrestricted securities, which are accounted for at book value.

For the years ended December 31, 2008 and 2007, the carrying amount of bonds and stocks denominated in foreign currency was $ 0 and $9,395 thousand, respectively.

Debt securities amounting to approximately $8,674 thousand and $8,754 thousand at December 31, 2008 and 2007, respectively, were on deposit with governmental authorities or trustees, as required by law.

The Company uses a third party proprietary system in determining the market value of its loan-backed and structured securities.

B-52	Statement of Additional Information ■ Intelligent Variable Annuity

continued

In 2008, in accordance with SSAP 43, the Company changed from the retrospective to the prospective method due to negative yields and early adopted SSAP 98 in the fourth quarter on securities totaling $2,517 thousand carrying value. The change resulted in an additional $12,378 thousand of realized losses being recognized at December 31, 2008.

The Company does not have any restricted preferred stock.

Note 4—mortgages

The Company originates mortgages that are principally collateralized by commercial real estate. The Company also acquires mezzanine real estate loans, which are secured by a pledge of direct or indirect equity interests in an entity that owns real estate. The Company did not originate conventional loans or acquire mezzanine loans during 2008.

MORTGAGE IMPAIRMENT REVIEW PROCESS

The Company monitors the effects of current and expected market conditions and other factors on the collectibility of mortgages to identify and quantify any impairment in value. Any impairment is classified as either temporary, for which, a recovery is anticipated, or other-than-temporary. Mortgages held to maturity with impaired values at December 31, 2008, and 2007 have been written down to net realizable values based upon independent appraisals of the collateral while mortgages held for sale have been written down to the current fair value of the loan, as shown in the table below. For impaired mortgages where the impairments were deemed to be temporary, an allowance for credit losses has been established, as indicated below (in thousands):

	2008	2007	2006
Investment in impaired mortgages, with temporary allowances for credit losses (at net carried value plus accrued interest)	$—	$—	$—
Related temporary allowances for credit losses	—	—	—
Investment in impaired mortgages, net of other-than-temporary impairment losses recognized	—	4,964	16,560
Related write-downs for other-than-temporary impairments	—	(3,000)	(326)
Average investments in impaired mortgages	2,037	11,912	1,380
Interest income recognized on impaired mortgages during the period	170	596	762
Interest income recognized on a cash basis during the period	197	649	783

MORTGAGE DIVERSIFICATION

At December 31, 2008 and 2007, the carrying values of mortgage investments were diversified by property type and geographic region, as follows:

	2008	2007
Property Type
Shopping centers	47.3%	44.5%
Office building	45.9	49.1
Apartments	6.8	6.4
Total	100.0%	100.0%

	2008	2007
Geographic Region
South Atlantic	33.6%	32.0%
North Central	25.5	23.7
Pacific	22.8	21.5
Mountain	11.3	10.7
South Central	6.8	6.4
Middle Atlantic	—	5.7
Total	100.0%	100.0%

At December 31, 2008, 25.5% of the mortgage portfolio was invested in Ohio in the North Central region and approximately 23.2% of the mortgage portfolio was invested in District of Columbia in the South Atlantic region. At December 31, 2007, 23.7% of the mortgage portfolio was invested in Ohio in the North Central region and approximately 21.9% of the mortgage portfolio was invested in District of Columbia in the South Atlantic region.

SCHEDULED MORTGAGE MATURITIES

At December 31, 2008, the contractual maturity schedule of mortgages is shown below (in thousands):

Carrying Value
Due in one year or less	$19,073
Due after one year through five years	55,341
Due after five years through ten years	2,727
Due after ten years	3,681
Total	$80,822

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no mortgages with restructured or modified terms at December 31, 2008 and 2007. For the years ended December 31, 2008, 2007 and 2006 the investment income earned on such mortgages was $ 0. When restructuring mortgages, the Company generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Due and accrued income on any mortgage in default for more than eighteen months is non-admitted. Cash received on impaired mortgages that are performing according to their contractual terms is applied in accordance with those terms. For mortgages in the process of foreclosure, cash received is initially held in suspense and applied as return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgages with interest more that 180 days past due at December 31, 2008 or 2007.

During 2008, the Company did not reduce the interest rate of outstanding loans.

The Company has no Reverse Mortgages as of December 31, 2008 and 2007.

The Company has no mortgages denominated in foreign currency for the years ended December 31, 2008 and 2007.

The Company does not underwrite nor does it hold sub-prime mortgages in the commercial mortgage portfolio and does not have any

Intelligent Variable Annuity ■ Statement of Additional Information	B-53

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

Note 5—subsidiaries and affiliates

The Company is a direct wholly-owned insurance subsidiary of TIAA, an insurance company domiciled in the State of New York. TIAA-CREF Life Insurance Agency (“Agency”) is the sole operating subsidiary of TIAA-CREF Life. The Company has no investments in subsidiary, controlled and affiliated entities that exceed 10% of its admitted assets. To conform to the NAIC Annual Statement presentation, the Agency carrying values of $1,077 thousand and $1,046 thousand for December 31, 2008 and 2007, respectively, are reported as other invested assets. The carrying value of Agency was not impaired for the years ended December 31, 2008 or 2007. During 2008 and 2007, there was no net amount due from insurance subsidiaries and affiliates.

Note 6—other long-term investments

The Company’s carrying value of other long-term investments, which are primarily the interest in Agency, contract loans, derivatives, and investments in process, at December 31, 2008 and 2007 was $2,170 thousand, and $1,863 thousand, respectively.

Note 7—commitments

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers and the funding of mortgages and real estate commitments are generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. At December 31, 2008, the Company had no outstanding commitments to fund future investments.

Note 8—investment income and capital gains and losses

Net Investment Income: The components of net investment income were as follows (in thousands):

	2008	2007	2006
Bonds	$115,087	$118,576	$131,774
Stocks	4,128	3,015	1,191
Mortgages	3,765	5,420	7,345
Cash, cash equivalents and short-term investments	1,893	4,768	2,532
Other long-term investments	(95)	(207)	397
Total gross investment income	124,778	131,572	143,239
Less investment expenses	(3,011)	(2,985)	(3,240)
Net investment income before amortization of net IMR gains (losses)	121,767	128,587	139,999
Amortization of net IMR gains (losses)	1,316	(156)	1,209
Net investment income	$123,083	$128,431	$141,208

Due and accrued income is excluded from surplus on the following basis: 1) Bonds—income due and accrued on bonds NAIC designation 6 and 6Z or that is over 90 days past due, 2) Mortgages—income due and accrued with amounts greater than the excess of the property value over the unpaid principal balance and on mortgages in default more than eighteen months. Total due and accrued income excluded from net income was $2 thousand during 2008 and $ 0 for the years ended December 31, 2007 and 2006.

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions of investments and write-downs due to other than temporary impairments for the years ended December 31 were as follows (in thousands):

	2008	2007	2006
Bonds	$(52,575)	$(6,211)	$(2,531)
Stocks	(18,417)	(746)	—
Mortgages	3,217	(2,938)	(326)
Derivative instruments	(3,093)	(1,779)	—
Cash, cash equivalent and short-term investments	76	29	(2)
Total before capital gains taxes and transfers to the IMR	(70,792)	(11,645)	(2,859)
Transfers to the IMR	(2,248)	3,319	1,986
Capital gains tax	—	—	62
Net realized capital losses less capital gains taxes, after transfers to the IMR	$(73,040)	$(8,326)	$(811)

Reflected in the table above as realized capital losses are write-downs of bonds resulting from impairments that are considered to be other-than-temporary that were $48,451 thousand, $7,643 thousand and $1,324 thousand at December 31, 2008, 2007 and 2006, respectively. Write-downs of preferred stocks resulting from impairments that are considered to be other-than-temporary were $15,778 thousand, $650 thousand and $0 at December 31, 2008, 2007 and 2006, respectively. Write-downs of mortgages resulting from impairments that are considered to be other-than-temporary were $0, $3,000 thousand and $326 thousand at December 31, 2008, 2007 and 2006, respectively.

Proceeds from sales of long-term bond investments during 2008, 2007 and 2006 were $55,617 thousand, $42,587 thousand and $146,587 thousand, respectively. Gross gains of $1,775 thousand, $130 thousand and $2,534 thousand, and gross losses, excluding impairments considered to be other-than-temporary, of $12,568 thousand, $597 thousand and $3,809 thousand were realized on these sales during 2008, 2007 and 2006, respectively.

Unrealized Capital Gains and Losses: For 2008, 2007 and 2006, the net change of unrealized capital gains/(losses) in investments, resulting in a net increase/(decrease) in valuation of investments was approximately $759 thousand, $(566) thousand and $(299) thousand, respectively.

Note 9—disclosures about fair value of financial instruments

FAIR VALUE MEASUREMENTS

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party vendor or internally calculated. These

B-54	Statement of Additional Information ■ Intelligent Variable Annuity

continued

fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SFAS 157, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•	Level 1—Values are unadjusted quoted prices for identical assets and liabilities in active markets accessible at the measurement date.

•

Level 2—Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

•

Level 3—Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

FINANCIAL ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS

The following table provides information as of December 31, 2008 about the Company’s financial assets and liabilities measured at fair value on a recurring basis (in thousands):

	Level 1	Level 2	Level 3	Total
Assets at fair value
Bonds	$—	$—	$—	$—
Stocks	—	—	—	—
Sub-total bonds and stocks	—	—	—	—
Derivatives	—	—	—	—
Separate accounts	483,059	29,015	—	512,074
Total assets at fair value	483,059	29,015	—	512,074

Liabilities at fair value:
Derivatives	—	(56)	—	(56)
Total liabilities at fair value	$—	$(56)	$—	$(56)

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

ASSETS MEASURED AT FAIR VALUE ON A NON-RECURRING BASIS

Certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value on the balance sheet at December 31, 2008. The following table summarizes the changes in assets measured at fair value on a non-recurring basis as of December 31, 2008 (in thousands):

	Level 1	Level 2	Level 3	Total Gains (Losses)
Bonds	$—	$25,076	$3,042	$(30,131)
Preferred Stock	310	3,979	—	(15,256)
Sub-total	$310	$29,055	$3,042	$(45,387)

Described below are the Company’s application of the fair value hierarchy to its assets and liabilities carried at fair value on a recurring and non-recurring basis:

Level 1 financial assets

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies. Preferred stocks carried on a lower of cost or market basis are those that trade in an active market where prices for identical securities are readily available.

Level 2 financial assets

Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Because most bonds and preferred stocks do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates.

If an independent pricing service is unable to provide the fair value for a security due to insufficient market information, such as for a private placement transaction, the Company will determine the fair value internally using a matrix pricing model. This model estimates fair value using discounted cash flows at a market yield considering the appropriate treasury rate plus a spread. The spread is derived by reference to similar securities, and may be adjusted based on specific characteristics of the security, including inputs that are not readily observable in the market. The Company assesses the significance of unobservable inputs for each security priced internally and classifies that security in Level 2 only if the unobservable inputs are insignificant.

Separate account assets carried on a recurring basis in Level 2 consist principally of corporate bonds. Preferred stocks in Level 2 are those carried on a lower of cost or market basis where daily trade prices are not available for identical securities.

Intelligent Variable Annuity ■ Statement of Additional Information	B-55

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

Derivatives. Amounts classified in Level 2 represent over-the-counter instruments such as swap contracts that do not qualify for hedge accounting. Fair values for these instruments are determined internally using market observable inputs including forward currency and interest rate curves and widely published market observable indices. Credit risk related to the counterparty is considered when estimating the fair values of these derivatives.

Level 3 financial assets

A bond classified as Level 3 on a non-recurring basis consists of a floating rate corporate bond which was priced manually using unobservable inputs.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value amounts of financial instruments presented in the following tables were determined by the Company using market information available as of December 31, 2008 and 2007 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

In thousands	Carrying Value	Estimated Fair Value

December 31, 2008
Assets
Bonds	$2,130,765	$1,959,573
Preferred Stocks	43,899	30,266
Mortgages	80,822	75,248
Cash, cash equivalents and short-term investments	104,993	104,993
Contract loans	1,093	1,093
Separate account assets	513,568	513,568
Liabilities
Liability for deposit-type contracts	887,434	887,434
Derivative financial instruments	56	56
Separate account liabilities	493,427	493,427

December 31, 2007
Assets
Bonds	$2,164,565	$2,146,689
Preferred Stocks	62,836	61,124
Mortgages	87,120	87,517
Cash, cash equivalents and short-term investments	61,566	61,566
Contract loans	818	818
Separate account assets	695,507	695,507
Liabilities
Liability for deposit-type contracts	808,995	808,995
Derivative financial instruments	3,422	3,422
Separate account liabilities	694,131	694,131

Valuation techniques or pricing sources for each instrument type are as follows:

Bonds: The fair values for publicly traded long-term bond investments were determined using prices provided by third party pricing services. For privately placed long-term bond investments without a readily ascertainable market value, such values were determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

The aggregate carrying value and estimated fair value of publicly traded and privately placed bonds at December 31 were as follows (in thousands):

	2008		2007
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Publicly traded bonds	$1,726,164	$1,604,187	$1,691,897	$1,676,411
Privately placed bonds	404,601	355,386	472,668	470,278
Total bonds	$2,130,765	$1,959,573	$2,164,565	$2,146,689

Mortgages: The fair values of mortgages were generally determined by discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Preferred Stocks: The fair values of preferred stocks were determined using prices provided by third party pricing or valuations from the NAIC.

Cash, Cash Equivalents, Short-Term Investments and Contract Loans: The carrying values were considered reasonable estimates of fair value.

Insurance and Annuity Contracts: The Company’s insurance and annuity contracts entail mortality risks and are, therefore, exempt from the fair value disclosure requirements related to financial instruments.

Deposit-type contracts: For deposit-type contracts the fair value approximates the carrying value. The carrying value is payable upon demand.

Derivative Financial Instruments: The fair value of interest rate cap contracts and credit default swap contracts are estimated by external parties and are reviewed internally for reasonableness based on anticipated interest rates, estimated future cash flows, and anticipated credit market conditions. The fair value of foreign currency swap and forward contracts and interest rate swap contracts are estimated internally based on estimated future cash flows, anticipated foreign exchange relationships and anticipated interest rates and such values are reviewed for reasonableness with estimates provided by the Company’s counter-parties.

Separate Accounts: Separate account assets are carried at market value.

Note 10—derivative financial instruments

The Company uses derivative instruments for hedging and income generation. The Company does not engage in derivative financial instrument transactions for speculative purposes. The Company enters into derivatives directly with counterparties of high credit quality (i.e., rated AA or better at the date of a transaction) and monitors counter party credit quality on an ongoing basis. The Company does not require cash collateral on derivative instruments. The Company’s counter party credit risk is

B-56	Statement of Additional Information ■ Intelligent Variable Annuity

continued

limited to the net positive fair value of its derivative positions for each individual counter party, unless otherwise described below.

Foreign Currency Swap Contracts: The Company enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter party risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not meet or no longer meet the accounting criteria of an effective hedge are accounted for at fair value according to accounting guidance. Net realized losses on foreign currency swap positions for the year ended December 31, 2008 were $3.1 million.

Interest Rate Swap Contracts: The Company enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These con-

tracts are designated as cash flow hedges and allow the Company to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter party risk. The Company also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts are entered into as a fair value hedge in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counter party at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are reflected in net investment income. Derivative instruments used in hedging transactions that do not meet or no longer meet the accounting criteria of an effective hedge are accounted for at fair value. During 2008, there were no realized gains or losses on interest rate swaps.

		2008			2007
		(in thousands)
		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Foreign currency swap contracts	Assets	$—	$—	$—	$—	$—	$—
	Liabilities	—	—	—	6,047	(3,332)	(3,332)
	Subtotal	—	—	—	6,047	(3,332)	(3,332)
Interest rate swap contracts	Assets	—	—	—	—	—	—
	Liabilities	4,000	(56)	(56)	4,000	(90)	(90)
	Subtotal	4,000	(56)	(56)	4,000	(90)	(90)
Total Derivatives	Assets	—	—	—	—	—	—
	Liabilities	4,000	(56)	(56)	10,047	(3,422)	(3,422)
	Total	$4,000	$(56)	$(56)	$10,047	$(3,422)	$(3,422)

Note 11—separate accounts

The Company’s Separate Account VA-1 (“VA-1”) was established as a separate account of the Company on July 27, 1998 to fund individual non-qualified variable annuities. It currently funds the Personal Annuity Select, Intelligent Variable Annuity, Lifetime Variable Select, Individual Flexible Premium Variable Annuities, and Single Premium Immediate Annuities. VA-1 is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940. All of its assets are invested in an underlying portfolio of mutual funds.

Most of the contracts offered through VA-1 include a nominal guaranteed minimum death benefit. The Separate Account offers full or partial withdrawal at market value with no surrender charge. The assets of these accounts are carried at market value.

The Company’s Separate Account VLI-1 (“VLI-1”) is a unit investment trust and was organized May 23, 2001. It was established under New York Law for the purpose of issuing and funding flexible premium variable universal life insurance policies.

The Company provides mortality and expense guarantees to VA-1 and VLI-1, for which it is compensated. The Company also guarantees that expense charges to VLI-1 participants will never rise above the maximum amount stipulated in the contract.

Although the Company owns the assets of the separate accounts, and the obligations under the contracts are obligations of the Company, the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to the Company’s other income, gains or losses. Under New York law, the separate account cannot be charged with liabilities incurred by any other than the Company’s separate account or other business activity the Company may undertake.

The Company’s Separate Account Investment Horizon Annuity (“IHA”) was established on July 23, 2008, as an individual flexible premium modified guaranteed annuity contract. The Company owns all of the assets related to the separate account and all of the investment performance. The assets of this account are carried at market value.

Intelligent Variable Annuity ■ Statement of Additional Information	B-57

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

Information regarding separate accounts of the Company for the years ended December 31 is as follows (in thousands):

	December 31, 2008
	*Non-indexed less than or equal to 4%	**Non-indexed more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended:	$10,250	$680	$103,615	$114,545
Reserves at 12/31/08 for accounts with assets at:
Market value	10,172	696	483,286	494,154
Amortized cost	—	—	—	—
Total Reserves	$10,172	$696	$483,286	$494,154

By withdrawal characteristics:
Subject to discretionary withdrawal:
With MV adjustment	$2,820	$696	$—	$3,516
At BV without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	—	—	483,286	483,286
At BV without MV adjustment and with current surrender charge less than 5%	7,352	—	—	7,352
Subtotal	10,172	696	483,286	494,154
Not subject to discretionary withdrawal	—	—	—	—
Total Reserves	$10,172	$696	$483,286	$494,154

*	Includes annuities whose credited rate will be at or below 4% during 2009.
**	Includes annuities whose credited rate will be above 4% throughout 2009.

	December 31, 2007
	Non-indexed less than or equal to 4%	Non-indexed more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended:	$—	$—	$131,071	$131,071
Reserves at 12/31/07 for accounts with assets at:
Market value	—	—	694,225	694,225
Amortized cost	—	—	—	—
Total Reserves	$—	$—	$694,225	$694,225

By withdrawal characteristics:
Subject to discretionary withdrawal:
With MV adjustment	$—	$—	$—	$—
At BV without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	—	—	694,225	694,225
At BV without MV adjustment and with current surrender charge less than 5%	—	—	—	—
Subtotal	—	—	694,225	694,225
Not subject to discretionary withdrawal	—	—	—	—
Total Reserves	$—	$—	$694,225	$694,225

	December 31, 2006
	Non-indexed less than or equal to 4%	Non-indexed more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended:	$—	$—	$144,088	$144,088
Reserves at 12/31/06 for accounts with assets at:
Market value	—	—	562,814	562,814
Amortized cost	—	—	—	—
Total Reserves	$—	$—	$562,814	$562,814

By withdrawal characteristics:
Subject to discretionary withdrawal:
With MV adjustment	$—	$—	$—	$—
At BV without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	—	—	562,814	562,814
At BV without MV adjustment and with current surrender charge less than 5%	—	—	—	—
Subtotal	—	—	562,814	562,814
Not subject to discretionary withdrawal	—	—	—	—
Total Reserves	$—	$—	$562,814	$562,814

B-58	Statement of Additional Information ■ Intelligent Variable Annuity

continued

The following is a reconciliation of transfers to or (from) the Company to the Separate Accounts (in thousands):

	2008	2007	2006
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$297,395	$321,631	$233,215
Transfers from Separate Accounts	(276,707)	(223,816)	(167,646)
Net transfers to or (from) Separate Accounts	20,688	97,815	65,569

Reconciling Adjustments:
Fund transfer exchange gain/(loss)	192	(345)	640
Transfers as reported in the Statements of Operations of the Life, Accident & Health Annual Statement	$20,880	$97,470	$66,209

Note 12—related party transactions

The majority of services for the operation of the Company are provided at cost by TIAA pursuant to a Service Agreement. Expense reimbursement payments under the Service Agreement are made quarterly by TIAA-CREF Life to TIAA based on TIAA’s costs for providing such services. The Company also reimburses TIAA, at cost, on a quarterly basis for certain investment management services, according to the terms of an Investment Management Agreement.

The Company has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain the Company’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. The total capital stock owned by and net paid-in-capital received from TIAA is $290 million.

The Company maintains a $100 million unsecured 364-day revolving line of credit with TIAA. As of December 31, 2008, $30 million of this facility was maintained on a committed basis for which the Company paid a commitment fee of 3 basis points on the undrawn committed amount. During 2008, there were 17 draw downs totaling $41 million which were repaid by December 31, 2008. As of December 31, 2008 outstanding principal plus accrued interest was $0.

The Company subcontracts administrative services for VA-1 and VLI-1 to TIAA pursuant to an Amended and Restated Service Agreement. Teachers Personal Investor Services, a subsidiary of TIAA-CREF Enterprises, Inc. (“Enterprises”) and TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA, are authorized to distribute contracts for VA-1, VLI-1 and IHA.

Services for funding agreements used to fund certain qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly-owned subsidiary of Enterprises, is the program manager, are provided to TIAA-CREF Life by TFI pursuant to a Service Agreement between the Company and TFI.

Note 13—federal income taxes

Beginning January 1, 1998, the Company began filing a consolidated federal income tax return with its parent and its affiliates. The consolidated group has entered into a tax-sharing agreement that follows the current reimbursement method, whereby members of the group will generally be reimbursed for their losses on a pro-rata basis by other members of the group to the extent that they have taxable income, subject to the limitations imposed under the Internal Revenue Code (“Code”). Amounts due from TIAA for federal income taxes were $206 thousand and $755 thousand at December 31, 2008 and 2007, respectively. The affiliates that file a consolidated federal income tax return with TIAA-CREF Life and its parent are as follows:

TIAA-CREF Enterprises, Inc.

Dan Properties, Inc.

JV Georgia One, Inc.

Teachers Michigan Properties, Inc.

JV Minnesota One, Inc.

JWL Properties, Inc

Liberty Place Retail, Inc.

MOA Enterprises, Inc.

ND Properties, Inc.

Savannah Teachers Properties, Inc.

TCT Holdings, Inc.

Teachers Advisors, Inc.

Teachers Boca Properties II, Inc.

Teachers Pennsylvania Realty, Inc.

Teachers Personal Investors Service, Inc.

T-Investment Properties Inc.

T-Land Corp.

WRC Properties, Inc.

TIAA-CREF Tuition Financing, Inc.

TIAA-CREF Trust Company, FSB

MOA Investors I, Inc.

730 Texas Forest Holdings, Inc.

TIAA Global Markets, Inc.

T-C Sports Co., Inc.

TIAA Board of Overseers

TIAA Realty, Inc.

TIAA Park Evanston, Inc.

Port Northwest IV Corporation

The components of TIAA-CREF Life’s net deferred tax asset are as follows (in thousands):

	2008	2007	Change
Gross deferred tax assets	$37,105	$12,816	$24,289
Gross deferred tax liabilities	—	—	—
Net deferred tax asset	37,105	12,816	24,289
Deferred tax assets, non-admitted	(34,909)	(10,310)	(24,599)
Net deferred tax asset, admitted	$2,196	$2,506	$(310)

Intelligent Variable Annuity ■ Statement of Additional Information	B-59

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows (in thousands):

	2008	2007
Deferred tax assets:
Investments	$19,997	$1,049
Deferred acquisition costs	9,142	9,592
Differences between statutory and tax reserves	688	758
Capital loss carryover	7,270	1,407
Other	8	10
Total deferred tax assets	37,105	12,816
Non-admitted deferred tax assets	(34,909)	(10,310)
Admitted deferred tax assets	2,196	2,506
Deferred tax liabilities	—	—
Net admitted deferred tax asset	$2,196	$2,506

A reconciliation of TIAA-CREF Life statutory tax rate to actual federal income tax rate was as follows (in thousands):

	For the Years Ended December 31,
	2008	2007	2006
Net gain from operations	$15,569	$24,597	$24,336
Realized capital losses inclusive of OTTI	(70,792)	(11,644)	(2,860)
Statutory rate	35%	35%	35%
Tax at statutory rate	$(19,328)	$4,534	$7,517
Deferred acquisition costs less amortization	(636)	(534)	(729)
Amortization of interest maintenance reserve	(461)	55	(423)
Net increase in reserves	(70)	379	50
True-up of prior year’s tax	116	(373)	(137)
Foreign exchange gain/(loss)	32	(1,038)	(114)
Market discount adjustment	177	(340)	(571)
Separate account net income	(568)	(298)	(246)
Prepayment penalty	(101)	(305)	(102)
Other adjustments	67	18	—
Book/tax capital loss differences deferred for tax	18,860	3,559	111
Capital loss carry forward	5,917	516	890
Current federal income tax expense	$4,005	$6,173	$6,246
Current effective tax rate	(7)%	48%	29%
Deferred federal income tax expense (benefit)	$310	$(477)	$(120)
Deferred effective tax rate	(1)%	(4)%	(1)%
Total federal income tax expense	$4,315	$5,696	$6,126
Total federal effective tax rate	(8)%	44%	28%

The Company incurred $16,905 thousand of tax basis capital losses in 2008. In addition, the Company has a $3,865 thousands capital loss from 2007. The Company has net capital losses carry forwards which will expire as follows: 2011 through 2013, $20,770 thousand.

The Company’s gross deferred tax assets are primarily attributable to differences in required reserves, capitalization of deferred acquisition costs required by the Code and write-downs of securities that are deferred for tax purposes.

The Company incurred federal taxes in the current or preceding years that are available for recoupment in the event of future net losses, as follows (in thousands):

Year	Tax Incurred
2006	$6,010
2007	$6,661
2008	$3,889

As of December 31, 2008 and 2007, the Company had no net operating loss carry forward for tax purposes.

Interpretation No. 48, Accounting for Uncertainty in Income Taxes—An Interpretation of FASB Statement No. 109 (“FIN 48”). Fin 48 establishes a minimum threshold for financial statement recognition of the benefits of positions taken in tax returns, and requires certain expanded disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open years as of the effective date. Management has evaluated the Company’s tax position under the principles of FIN 48, and does not have to record any uncertain tax benefits as of December 31, 2008 or 2007.

Note 14—pension plan and postretirement benefits

The Company has no employees. The Company’s parent, TIAA allocates employee benefit expenses based on salaries attributable to the Company. The Company’s share of net expense for the qualified defined contribution plan was approximately $1,799 thousand, $1,679 thousand and $2,054 thousand for 2008, 2007 and 2006, respectively and for other postretirement benefit plans was $200 thousand, $217 thousand and $327 thousand for 2008, 2007 and 2006, respectively.

Note 15—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

Personal Annuity Select (“PAS”), a deferred annuity, and Funding Agreements (“FA”) represent 93% of the total General Account reserves in the Company. The general account reserves for these products are established using Commissioners Annuity Reserve Valuation Method (“CARVM”) in accordance with the Standard Valuation Law, NY Regulation 151, Actuarial Guideline 33 and Actuarial Guideline 34. In addition, a reserve is maintained in the general account for the PAS’s, the Lifetime Variable Select’s (“LVS”) and the Intelligent Variable Annuity’s (“IVA”) Guaranteed Minimum Death Benefit (“GMDB”) provisions. The reserve for the GMDB is calculated on a seriatim basis in accordance with Actuarial Guideline 34, Variable Annuity Minimum Guaranteed Death Benefit Reserves and New York State Regulation 151 and was approximately $2,949 thousand and $771 thousand at December 31, 2008 and 2007 respectively.

For the product, Lifetime Fixed V, base reserves are calculated in accordance with the CARVM as the greatest present values, at the date of valuation, of all future benefits provided for by the contract on any day of each respective contract year. Reserves

B-60	Statement of Additional Information ■ Intelligent Variable Annuity

continued

are based on the Annuity 2000 Table and interest rates on an issue year basis, varying by benefit type.

For deferred annuities in the pay out stage, Single Premium Immediate Annuities (“SPIA”) and supplementary contracts, the path of future guaranteed benefits with the highest present value is used to set policy reserves. For most fixed period annuity contracts (except for certain issues prior to 2002), this present value is calculated using the maximum statutory valuation interest rate for SPIA. Life annuity contracts are valued based on the Annuity 2000 table, and the maximum valuation interest rates on an issue year basis.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts at December 31 are as follows (in thousands):

	2008		2007
	Amount	Percent	Amount	Percent
Subject to discretionary withdrawal:
At book value without adjustment	$2,007,476	79.5%	$1,933,003	72.6%
At book value less current surrender charge of 5% or more	674	0.0%	1,133	0.0%
At fair value	465,040	18.4%	676,409	25.5%
Not subject to discretionary withdrawal	53,721	2.1%	50,913	1.9%
Total (gross)	2,526,911	100.0%	2,661,458	100.0%
Reinsurance ceded	—		—
Total (net)	$2,526,911		$2,661,458

Annuity reserves and deposit-type contract funds for the year ended December 31 are as follows (in thousands):

	2008	2007
General Account:
Total annuities (excluding supplementary contracts with life)	$1,163,458	$1,140,701
Supplementary contracts with life contingencies	678	694
Miscellaneous reserves, GMDB	2,949	771
Deposit-type contracts	887,434	842,883
Subtotal	2,054,519	1,985,049
Separate Accounts:
Annuities	472,392	676,409
Total	$2,526,911	$2,661,458

For Ordinary Life Insurance (including term plans, universal life and variable universal life), reserves for all policies are calculated in accordance with New York State Insurance Regulation 147 using the 1980 CSO Table or 2001 CSO Table and interest rates of 4.5% and 4.0%. Term conversion reserves are based on TIAA term conversion mortality experience and interest at 4.0%.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and are set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. The Company had no policies where the surrender values were in excess of the legally computed reserves at December 31, 2008 and December 31, 2007, respectively. As of December 31, 2008 and 2007, the Company had $21.9 billion and $21.4 billion of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of New York. Premium deficiency reserves related to the above insurance totaled $8,208 thousand and $9,839 thousand at December 31, 2008 and 2007, respectively.

For retained assets, an accumulation account issued from the proceeds of annuity and life insurance policies, reserves are held equal to the current account balances.

The Tabular Interest has been determined by formula as prescribed by the NAIC. The Tabular Less Actual Reserve Released has been determined by formula as prescribed by the NAIC. The Tabular Cost has been determined by formula as described in the instructions prescribed by the NAIC. For Immediate Annuities not involving life contingencies and Supplementary Contracts not involving life contingencies, for each valuation rate of interest, the tabular interest has been calculated as the product of the valuation rate times the mean liability for the year. For all other funds not involving life contingencies, tabular interest has been calculated as the total interest credited to such funds.

Note 16—reinsurance

In 2004, TIAA and TIAA-CREF Life entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement where, after appropriate filings in each jurisdiction, MetLife has begun the process of offering the TIAA and TIAA-CREF Life policyholders the option of transferring the liability for policies from TIAA and TIAA-CREF Life to MetLife. At December 31, 2008, there were still premiums in force of $9,733 thousand.

In addition to the MetLife agreements, the Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. The regulatory required liability for reserves ceded to unauthorized reinsurers is secured by letters of credit. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance. The major lines in the accompanying financial statements that were reduced by the effect of these reinsurance agreements include (in thousands):

	2008	2007	2006
Premiums	$37,468	$44,915	$37,817
Increase in policy and contract reserves	$41,244	$18,889	$66,915
Policy and contract reserves	$255,926	$214,682	$195,794

Intelligent Variable Annuity ■ Statement of Additional Information	B-61

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

Note 17—capital and surplus and shareholders’ dividends restrictions

The portion of unassigned surplus represented or reduced by each item below as of December 31 are as follows (in thousands):

	2008	2007
Net unrealized capital gains/(losses)	$759	$(566)
Asset valuation reserve	$9,418	$5,453
Deferred federal income tax	$24,289	$1,692
Non-admitted assets	$(25,292)	$(25,114)
Change in separate account	$(3)	$14

Capital: The Company has 2,500 shares of common stock authorized, issued and outstanding. All shares are Class A. The Company has no preferred stock outstanding.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company generally has not paid dividends to its shareholder and has no plans to in 2009.

Note 18—contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to the Company’s financial position or the results of its operations.

Note 19—subsequent events

On March 17, 2009 the Company’s parent, TIAA, made a $70 million capital contribution in accordance with the financial support agreement. See Note 12

B-62	Statement of Additional Information ■ Intelligent Variable Annuity

INDEX TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
B-64	Report of Management Responsibility
B-65	Report of Independent Auditors
Statutory—Basis Financial Statements:
B-66	Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves
B-67	Statements of Operations
B-67	Statements of Changes in Capital and Contingency Reserves
B-68	Statements of Cash Flow
B-69	Notes to Statutory—Basis Financial Statements

Intelligent Variable Annuity ■ Statement of Additional Information	B-63

REPORT OF MANAGEMENT RESPONSIBILITY

April 8, 2009

To the Policyholders of Teachers Insurance and Annuity Association of America:

The accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (“TIAA”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA have been presented fairly and objectively in accordance with such statutory accounting principles.

TIAA’s internal control over financial reporting is a process effected by those charged with governance, management and other personnel, designed to provide reasonable assurance regarding the preparation of reliable financial statements in accordance with statutory accounting principles. TIAA’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the entity; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with statutory accounting principles, and the receipts and expenditures of the entity are being made only in accordance with authorizations of management and those charged with governance; and (3) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the entity’s assets that could have a material effect on the financial statements.

Management is responsible for establishing and maintaining effective internal control over financial reporting. Management assessed the effectiveness of the Company’s internal control over financial reporting as of December 31, 2008, based on the framework set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control—Integrated Framework. Based on that assessment, management concluded that, as of December 31, 2008, TIAA’s internal control over financial reporting is effective based on the criteria established in Internal Control—Integrated Framework.

In addition, TIAA’s internal audit personnel provide regular reviews and assessments of the internal controls and operations of TIAA, and the Vice President of Internal Audit regularly reports to the Audit Committee of the TIAA Board of Trustees.

The independent auditors of PricewaterhouseCoopers LLP have audited the accompanying statutory-basis financial statements of TIAA for the years ended December 31, 2008, 2007 and 2006. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA’s policy that any management advisory or consulting service, which is not in accordance with TIAA’s specific auditor independence policies designed to avoid such conflicts, be obtained from a firm other than the independent auditor. The independent auditors’ report expresses an opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA Board of Trustees, comprised entirely of independent, non-management trustees, meets regularly with management, representatives of the independent auditor and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA statutory-basis financial statements, the New York State Insurance Department and other state insurance departments regularly examine the operations and financial statements of TIAA as part of their periodic corporate examinations.

/s/ Roger W. Ferguson, Jr.	/s/ Georganne C. Proctor

Roger W. Ferguson, Jr.	Georganne C. Proctor
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

B-64	Statement of Additional Information ■ Intelligent Variable Annuity

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of Teachers Insurance and Annuity Association of America:

We have audited the accompanying statutory-basis statements of admitted assets, liabilities and capital and contingency reserves of Teachers Insurance and Annuity Association of America (the “Company”) as of December 31, 2008 and 2007, and the related statutory-basis statements of operations, of changes in capital and contingency reserves, and of cash flows for each of the three years in the period ended December 31, 2008.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2008 and 2007, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2008.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and contingency reserves of the Company as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008, on the basis of accounting described in Note 2.

As discussed in Note 2 to the financial statements, on January 1, 2008, the Company adopted Statement of Statutory Accounting Principles No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities.

As discussed in Note 2 to the financial statements, on January 1, 2007, the Company adopted Statement of Statutory Accounting Principles No. 97, Investments in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 88.

A company’s internal control over financial reporting is a process effected by those charged with governance, management, and other personnel, designed to provide reasonable assurance regarding the preparation of reliable financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and those charged with governance; and (iii) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent, or detect and correct misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2008, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these financial statements, for maintaining effective internal control over financial reporting and for its assertion of the effectiveness of internal control over financial reporting, included in the accompanying Report of Management Responsibility. Our responsibility is to express opinions on these financial statements and on the Company’s internal control over financial reporting based on our audits. We conducted our audits of the financial statements in accordance with auditing standards generally accepted in the United States of America and our audit of internal control over financial reporting in accordance with attestation standards established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 8, 2009

Intelligent Variable Annuity ■ Statement of Additional Information	B-65

STATUTORY–BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	December 31,
(In millions)	2008	2007

ADMITTED ASSETS
Bonds	$135,680	$131,859
Mortgages	19,668	20,443
Real estate	1,645	1,672
Preferred stocks	3,216	4,375
Common stocks	3,017	4,190
Other long-term investments	10,675	10,293
Cash, cash equivalents and short-term investments	5,553	1,603
Investment income due and accrued	1,522	1,519
Separate account assets	12,473	19,021
Net deferred federal income tax asset	1,381	1,076
Other assets	407	358
Total admitted assets	$195,237	$196,409

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Liabilities
Reserves for life and health insurance, annuities and deposit-type contracts	$159,649	$147,622
Dividends due to policyholders	2,341	2,419
Federal income taxes	10	1,207
Asset valuation reserve	332	4,436
Interest maintenance reserve	502	603
Separate account liabilities	12,319	19,021
Commercial paper	—	952
Other liabilities	2,330	2,304
Total liabilities	177,483	178,564

Capital and Contingency Reserves
Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3	3
Contingency Reserves:
For investment losses, annuity and insurance mortality, and other risks	17,751	17,842
Total capital and contingency reserves	17,754	17,845
Total liabilities, capital and contingency reserves	$195,237	$196,409

B-66	Statement of Additional Information ■ Intelligent Variable Annuity	See notes to statutory-basis financial statements

STATUTORY–BASIS STATEMENTS OF OPERATIONS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(In millions)	2008	2007	2006

REVENUES
Insurance and annuity premiums and other considerations	$14,827	$10,420	$11,154
Annuity dividend additions	2,725	2,495	2,089
Net investment income	10,559	10,828	10,313
Other revenue	161	159	119
Total revenues	$28,272	$23,902	$23,675

BENEFITS AND EXPENSES
Policy and contract benefits	$13,625	$10,133	$9,812
Dividends to policyholders	4,574	4,578	3,986
Increase in policy and contract reserves	11,900	4,820	4,949
Net operating expenses	831	730	581
Net transfers (from) to separate accounts	(4,229)	1,511	1,903
Other benefits and expenses	141	198	190
Total benefits and expenses	$26,842	$21,970	$21,421

Income before federal income taxes and net realized capital (losses) gains	$1,430	$1,932	$2,254
Federal income tax (benefit) expense	(45)	348	(594)
Net realized capital (losses) gains less capital gains taxes, after transfers to interest maintenance reserve	(4,451)	(137)	608
Net (loss) income	$(2,976)	$1,447	$3,456

STATUTORY–BASIS STATEMENTS OF CHANGES IN CAPITAL AND CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(In millions)	2008	2007	2006

CHANGES IN CAPITAL AND CONTINGENCY RESERVES
Net (loss) income	$(2,976)	$1,447	$3,456
Net unrealized capital (losses) gains on investments	(2,757)	865	398
Change in the asset valuation reserve	4,104	(698)	(689)
Change in net deferred federal income tax asset	13,009	57	(1,154)
Prior year federal income tax settlement	1,244	—	—
Change in non-admitted assets:
Net deferred federal income tax	(12,704)	55	1,155
Other invested assets	31	(199)	(20)
Other	(34)	(36)	14
Other, net	(8)	4	(2)
NET CHANGE IN CAPITAL AND CONTINGENCY RESERVES	(91)	1,495	3,158
CAPITAL AND CONTINGENCY RESERVES AT BEGINNING OF YEAR	17,845	16,350	13,192
CAPITAL AND CONTINGENCY RESERVES AT END OF YEAR	$17,754	$17,845	$16,350

See notes to statutory-basis financial statements	Intelligent Variable Annuity ■ Statement of Additional Information	B-67

STATUTORY–BASIS STATEMENTS OF CASH FLOWS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(In millions)	2008	2007	2006

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$14,827	$10,420	$11,153
Miscellaneous income	162	159	106
Net investment income	10,606	10,789	10,296
Total Receipts	25,595	21,368	21,555
Policy and contract benefits	13,533	10,100	9,788
Dividends paid to policyholders	1,928	1,892	1,849
Operating expenses	979	708	674
Federal income tax benefit	(91)	(10)	(62)
Net transfers (from) to separate accounts	(4,050)	1,505	1,904
Total Disbursements	12,299	14,195	14,153
Net cash from operations	13,296	7,173	7,402

CASH FROM INVESTMENTS
Proceeds from long-term investments sold, matured, or repaid:
Bonds	13,238	11,663	17,210
Stocks	2,092	3,326	2,269
Mortgages and real estate	2,805	5,556	4,388
Other invested assets	1,981	2,576	2,105
Miscellaneous proceeds	(27)	47	7
Cost of investments acquired:
Bonds	20,367	21,599	20,425
Stocks	1,062	3,120	1,582
Mortgages and real estate	2,390	2,412	3,612
Other invested assets	4,587	4,846	2,409
Miscellaneous applications	222	163	214
Net cash used for investments	(8,539)	(8,972)	(2,263)

CASH FROM FINANCING AND OTHER
Net deposits on deposit-type contracts funds	32	12	(3)
Net collateral for security lending disbursements	—	—	(3,460)
Net commercial paper (redeemed) issued	(952)	952	—
Other cash provided (applied)	113	(26)	(36)
Net cash used by financing and other	(807)	938	(3,499)
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	3,950	(861)	1,640
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	1,603	2,464	824

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$5,553	$1,603	$2,464

B-68	Statement of Additional Information ■ Intelligent Variable Annuity	See notes to statutory-basis financial statements

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established as a legal reserve life insurance company under the insurance laws of the State of New York in 1918. The Company’s primary purpose is to aid and strengthen nonprofit educational and research organizations, governmental entities and other nonprofit institutions by providing retirement and insurance benefits for their employees and their families and by counseling these organizations and their employees on benefit plans and other measures of economic security.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Insurance Department (the “Department”), a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income (loss) and capital and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The primary differences arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of contractually guaranteed interest rates and mortality tables (in millions).

	2008	2007	2006
Net (Loss) Income, New York SAP	$(3,283)	$1,429	$2,334
New York SAP Prescribed or Permitted Practices:
Federal Income Tax Settlement	1,244	—	—
Additional Reserves for:
Term Conversions	2	—	1
Deferred and Payout Annuities issued after 2000	424	490	374
Net (Loss) Income, NAIC SAP	$(1,613)	$1,919	$2,709
Capital and Contingency Reserves, New York SAP	$17,754	$17,827	$15,282
New York SAP Prescribed or Permitted Practices:
Goodwill/Intangible Asset Limitation	20	28	34
Additional Reserves for:
Term Conversions	11	9	9
Deferred and Payout Annuities issued after 2000	3,809	3,385	2,895
Capital and Contingency Reserves, NAIC SAP	$21,594	$21,249	$18,220

During 2008 the Company executed a settlement with the Internal Revenue Service (“IRS”) Appeals Division which resulted in an adjustment of $1.2 billion. (See Note 15) The Company, after consultation with the Department, recorded the adjustment as an increase to contingency reserves and not through net income.

Reconciliations of Net Income and Contingency Reserves: Subsequent to the filing of its New York SAP financial statements, the Company made the following adjustments to the Statutory-Basis financial statements. Reconciliations of TIAA’s net income and contingency reserves between the New York SAP as originally filed and these audited financial statements are shown below (in millions):

	2008	2007	2006
(Loss) Income—New York SAP—as filed with Department	$(3,283)	$1,429	$2,334
Adjustment to Current Federal Income Taxes	—	18	1,122
Treatment of Guarantee of Subsidiary Debt	307	—	—
(Loss) Income—Audited Financial Statement	$(2,976)	$1,447	$3,456

	2008	2007	2006
Capital and Contingency Reserves—New York SAP—as filed with Department	$17,754	$17,827	$15,282
Adjustment to Current Federal Income Taxes	—	18	1,122
Change in Deferred Income Taxes	—	—	(1,117)
Change in Non-Admitted Deferred Income Taxes	—	—	1,063
Capital and Contingency Reserves—Audited Financial Statement	$17,754	$17,845	$16,350

Application of Accounting Pronouncements: For reporting periods beginning on or after January 1, 2009, SSAP 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities establishes statutory accounting principles for impairment analysis and subsequent valuation of loan-backed and structured securities. The change resulting from the adoption of this statement shall be accounted for prospectively. No cumulative effect adjustments or application of the new guidance to prior events or periods are required, similar to a change in accounting estimate. The Company elected to early adopt SSAP 98 which resulted in an additional $469 million of realized losses being recognized at December 31, 2008.

For reporting periods ending on or after December 31, 2007, SSAP No. 97, Investment in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 88, was implemented. The statement establishes statutory accounting principles for investments in subsidiaries, controlled and affiliated entities. SSAP 97 clarified the bases that a company could use to value its equity investment in its investment subsidiaries. The initial application of this statement resulted in a $249.5 million increase in non-admitted assets at December 31, 2007.

For reporting periods ending December 31, 2007 and thereafter, SSAP No. 96, Settlement Requirements for Intercompany Transactions, An Amendment to SSAP No. 25, became effective. This statement established a statutory aging threshold for admission of loans and advances to related parties outstanding as of the reporting date. The statement requires transactions between related parties to be in the form of a written agreement and must provide for timely settlement of amounts owed, with a specific due date. This change resulted in a $30.5 million increase in non-admitted assets at December 31, 2007.

For reporting periods beginning after January 1, 2007, SSAP No. 95, Exchanges of Nonmonetary Assets, A Replacement of SSAP No. 28—Nonmonetary Transactions, was implemented. This

Intelligent Variable Annuity ■ Statement of Additional Information	B-69

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

statement established statutory accounting principles for nonmonetary transactions and requires that exchanges of nonmonetary assets shall generally be based on the fair value of the assets (or services) involved. The cost of a nonmonetary asset acquired in exchange for another nonmonetary asset is the fair value of the asset surrendered to obtain it, and a gain or loss should be recognized on the exchange. SSAP 95 did not have a significant impact on the Company’s statutory financial statements in 2008 or 2007.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the requirements for financial statements that are prepared in conformity with GAAP with the applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The differences between GAAP and NAIC SAP would have a material effect on the Company’s financial statements and the primary differences can be summarized as follows:

Under GAAP:

•	The asset valuation reserve (“AVR”) is eliminated as a reserve and the credit-related realized gains and losses are reported in the statement of income on a pretax basis as incurred;

•

The interest maintenance reserve (“IMR”) is eliminated and the realized gains and losses resulting from changes in interest rates are reported as a component of net income rather than being accumulated in and subsequently amortized into income over the remaining life of the investment sold;

•	Dividends on insurance policies and annuity contracts are accrued as the related earnings emerge from operations rather than being accrued in the year when they are declared;

•	Certain assets designated as “non-admitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•	Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred;

•	Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying audited GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than amortized cost;

•

State taxes are included in the computation of deferred taxes. A deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable, rather than not being included in the deferred income tax asset;

•	For purposes of calculating the defined benefit and the post-retirement benefit obligations, active participants not currently vested would also be included in determining the liability;
•	Annuities that do not incorporate significant insurance risk are classified as investment contracts and are not accounted for as insurance contracts;

•	Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item, even when the derivatives qualify for hedge accounting;

•

Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for statutory purposes, and assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for statutory purposes.

The effects of these differences, while not determined, are presumed to be material.

ACCOUNTING POLICIES:

The preparation of the Company’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses at the date of the financial statements. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary. An impairment in an investment is considered to have occurred if an event or change in circumstance indicates that the carrying value of the asset may not be recoverable or the receipt of contractual payments of principal and interest may not occur when scheduled. When an impairment has been determined to have occurred, the investment is written down to fair value and a realized loss is recorded. Management considers available evidence to evaluate the potential impairment of its investments.

Short-Term Investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition) that are not impaired are stated at amortized cost using the interest method. Short-term investments impaired are stated at the lower of amortized cost or market value.

Cash Equivalents: Cash equivalents are short-term, highly liquid investments with original maturities of three months or less at date of purchase and are stated at amortized cost.

Bonds: Bonds are stated at amortized cost using the interest method. Bonds that are held for sale or NAIC designation 6 and 6Z are valued at the lower of amortized cost or fair value. For other than temporary impairment, the cost basis of the bond is written down to its fair value and the amount of the write down is recognized as a realized loss.

Loan-Backed Securities and Structured Securities: Included within bonds are loan-backed securities. Loan-backed securities and structured securities not in default, are stated at amortized cost. The retrospective approach is used to determine the carrying amount of loan-backed and structured securities. Estimated future cash flows and expected repayment periods are used in calculating amortization for loan-backed and structured securities. The prospective approach is used to determine the carrying amount of interest only securities, securities for which an other than temporary impairment has been recognized, or secu-

B-70	Statement of Additional Information ■ Intelligent Variable Annuity

continued

rities whose expected future cash flows are lower than the expected cash flows estimated at the time of the acquisition. Loan-backed securities and structured securities held for sale are stated at the lower of amortized cost or fair value. Loan-backed securities and structured securities in default are valued at the lower of amortized cost or fair value. Prepayment assumption for loaned-backed securities and structured securities are obtained from external data services or internal estimates.

Common Stock: Unaffiliated common stocks are stated at fair value.

Preferred Stock: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5 or 6 which are stated at the lower of amortized cost or fair value.

Mortgages: Mortgages are stated at amortized cost, net of valuation allowances, except that purchase money mortgages are stated at the lower of amortized cost or ninety percent of appraised value. Mortgages held for sale are stated at the lower of amortized cost or fair value. A mortgage is evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation reserves for mortgages are included in net unrealized capital gains/losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established.

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate. Depreciation is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When TIAA determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances and a realized loss is recorded.

Wholly-Owned Subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus; (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Limited Partnerships and Limited Liability Companies: Investments in limited partnerships and limited liability companies are carried at the Company’s percentage of the underlying GAAP equity of the respective entity’s audited financial statements. An unrealized loss is deemed to be other-than-temporary when there is limited ability to recover the loss. A realized loss is recorded for other-than-temporary impairments.

Contract Loans: Contract loans are stated at outstanding principal balances.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of the separate account contract holders.

Securities Lending: The Company had a securities lending program whereby it loaned securities to qualified brokers in exchange for cash collateral and required a minimum of 102 percent of the fair value of the loaned securities. When securities were loaned, the Company received additional income on the collateral and continued to receive income on the loaned securities. The Company’s securities lending program was discontinued in 2006.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts that are denominated in foreign currencies are adjusted to reflect exchange rates at the end of the period. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments, are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details TIAA’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that TIAA has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company uses derivative instruments for hedging, income generation, and asset replication purposes. Derivatives used by the Company include foreign currency, interest rate and credit default swaps, foreign currency forwards and interest rate cap contracts. See Note 12.

Non-Admitted Assets: For statutory accounting purposes only, certain assets are designated as non-admitted assets (principally furniture, equipment, leasehold improvements, prepaid expenses, and a portion of deferred federal income tax assets (“DFIT”)). Investment-related non-admitted assets totaled $305 million and $280 million at December 31, 2008 and 2007, respectively. The non-admitted portion of the DFIT asset was $14,671 million and $1,967 million at December 31, 2008 and 2007, respectively. The other non-admitted assets were $318 million and $340 million at December 31, 2008 and 2007, respectively. Changes in non-admitted assets are charged or credited directly to contingency reserves.

Furniture and Fixtures, Equipment, Leasehold Improvements and Computer Software: Electronic data processing equipment (“EDP”), computer software, furniture and equipment that qualify for capitalization are depreciated using the straight-line method over 3 years. Office alterations and leasehold tenant improvements that qualify for capitalization are depreciated over 5 years and the remaining life of the lease, respectively.

Accumulated depreciation of EDP equipment and computer software was $340 million and $233 million at December 31, 2008 and 2007, respectively. Related depreciation expenses allocated to TIAA were $38 million, $35 million and $22 million in 2008,

Intelligent Variable Annuity ■ Statement of Additional Information	B-71

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

2007 and 2006, respectively. Accumulated depreciation of all furniture and equipment and leasehold improvements, which is non-admitted, was $346 million and $303 million at December 31, 2008, and 2007, respectively. Related depreciation expenses allocated to TIAA was $19 million, $14 million and $20 million in 2008, 2007 and 2006, respectively.

Premium Revenue: Premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred.

Policy and Contract Reserves: TIAA offers a range of group and individual annuities and individual life policies. Policy and contract reserves for such products are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest mortality and other risks insured. Such reserves are designed to be sufficient for contractual benefits guaranteed under policy and contract provisions.

Reserves for deposit-type funds, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder.

Dividends Declared for the Following Year: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) in the fourth quarter of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Asset Valuation Reserve: The AVR is a reserve required by NAIC SAP to provide for potential future credit and equity losses. Reserve components of the AVR are maintained for bonds, stocks, mortgages, real estate, other invested assets and derivatives. Realized and unrealized credit and equity capital gains and losses, net of capital gains taxes, are credited to or charged against the related components of the AVR. Statutory formulae determine the required reserve components primarily based on factors applied to asset classes, and insurance companies may also establish additional reserves for any component; however, the ultimate balance cannot exceed the statutory maximum reserve for that component. Contributions and adjustments to the AVR are reported as transfers to or from contingency reserves. No voluntary contributions were made in either 2008 or 2007.

Interest Maintenance Reserve: The IMR is a reserve required by NAIC SAP which accumulates realized interest rate-related capital gains and losses on sales of debt securities and mortgages. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, over the remaining lives of the assets sold.

Capitalization Policy: The capitalization threshold was lowered in 2007 to more closely align with industry practices, improve matching of investment benefits and operating expenses. Factors considered in developing the capitalization policy included dollar amount of capital expenditures, expected useful life of the asset and the impact of depreciation, process and benefit improvements and the current cost of capitalizable items as it relates to future purchase cost of similar items.

Note 3—long-term bonds, preferred stocks, and common stocks

The amortized cost, estimated fair value, and unrealized gains and losses of long-term bonds, preferred stocks, and common stocks at December 31, are shown below (in millions):

	Cost*	Gross Unrealized		Estimated Fair Value
		Gains	Losses
December 31, 2008
U.S. Government	$5,887	$1,248	$(7)	$7,128
All Other Governments	1,597	54	(100)	1,551
States, Territories & Possessions	1,346	255	(62)	1,539
Political Subdivisions of States, Territories & Possessions	—	—	—	—
Special Revenue & Special Assessment, Non-guaranteed Agencies & Government	30,625	1,296	(88)	31,833
Public Utilities	8,503	267	(615)	8,155
Industrial & Miscellaneous	87,761	1,072	(20,137)	68,696
Total Bonds	135,719	4,192	(21,009)	118,902
Preferred Stocks	3,221	30	(1,090)	2,161
Common Stocks Unaffiliated	937	43	(125)	855
Common Stocks Affiliated**	3,263	427	(217)	3,473
Total Bonds and Stocks	$143,140	$4,692	$(22,441)	$125,391

B-72	Statement of Additional Information ■ Intelligent Variable Annuity

continued

	Cost*	Gross Unrealized		Estimated Fair Value
		Gains	Losses
December 31, 2007
U.S. Government	$4,812	$325	$—	$5,137
All Other Governments	741	83	(4)	820
States, Territories & Possessions	842	176	(3)	1,015
Political Subdivisions of States, Territories & Possessions	18	3	—	21
Special Revenue & Special Assessment, Non-guaranteed Agencies & Government	25,990	602	(333)	26,259
Public Utilities	4,897	263	(107)	5,053
Industrial & Miscellaneous	94,571	3,026	(2,882)	94,715
Total Bonds	131,871	4,478	(3,329)	133,020
Preferred Stocks	4,382	41	(279)	4,144
Common Stocks Unaffiliated	1,349	143	(15)	1,477
Common Stocks Affiliated**	2,714	1,849	—	4,563
Total Bonds and Stocks	$140,316	$6,511	$(3,623)	$143,204

*	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments.

**	Also reported in Note 6 Subsidiaries and Affiliates.

Impairment Review Process: All securities are subjected to TIAA’s process for identifying other-than-temporary impairments. The quarterly impairment identification process utilizes, but is not limited to, a screening process based on declines in fair value of more than 20%. The Company writes down securities that it deems to have an other-than-temporary impairment in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the extent to which and the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and rating agencies; (f) the potential for impairments in an entire industry sector or sub-sector; and (g) the potential for impairments in certain economically-depressed geographic locations. Where an impairment is considered to be other-than-temporary, the Company recognizes a write-down as a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

The gross unrealized losses and estimated fair values for securities by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in millions):

	Cost*	Gross Unrealized Loss	Estimated Fair Value
December 31, 2008
Less than twelve months:
Bonds	$37,063	$(4,862)	$32,201
Preferred Stocks	1,500	(517)	983
Common Stocks	2,829	(342)	2,487
Total less than twelve months	$41,392	$(5,721)	$35,671
Twelve months or more:
Bonds	$43,792	$(16,147)	$27,645
Preferred Stocks	1,333	(573)	760
Common Stocks	—	—	—
Total twelve months or more	45,125	(16,720)	28,405
Total—All bonds, preferred & common stocks	$86,517	$(22,441)	$64,076

*	Amortized cost for bonds and original cost for stocks net of cumulative reported other-than-temporary impairments.

	Cost*	Gross Unrealized Loss	Estimated Fair Value
December 31, 2007
Less than twelve months:
Bonds	$34,629	$(1,887)	$32,742
Preferred Stocks	1,801	(144)	1,657
Common Stocks	128	(15)	113
Total less than twelve months	$36,558	$(2,046)	$34,512
Twelve months or more:
Bonds	$29,431	$(1,442)	$27,989
Preferred Stocks	1,457	(135)	1,322
Common Stocks	10	—	10
Total twelve months or more	30,898	(1,577)	29,321
Total—All bonds, preferred & common stocks	$67,456	$(3,623)	$63,833

*	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments.

For 2008, the categories of securities where the estimated fair value declined and remained below cost for less than twelve months were concentrated in commercial mortgage-backed securities (20%), finance (16%), residential mortgage-backed securities (15%), asset-backed securities (9%), manufacturing (8%), real estate investment trust (8%), oil & gas (7%), public utilities (5%), services (3%), communication (2%), mining (2%), retail (2%), government (2%) and revenue & special obligations (1%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company held eleven bond investments, six preferred stock investments, two common stock subsidiary controlled and affiliated (“SCA”) investments where each had a gross unrealized loss greater than $25 million at December 31, 2008. These investments represented 15% or $840 million in the aggregate of the total $5.7 billion unrealized loss.

For 2008, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in commercial mortgage-backed securities (57%), residential mortgage-backed securities (12%),

Intelligent Variable Annuity ■ Statement of Additional Information	B-73

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

asset-backed securities (8%), finance (7%), manufacturing (3%), public utilities (3%), oil & gas (2%), real estate investment trust (2%), communication (1%), mining (1%), retail (1%), revenue & special obligations (1%), transportation (1%) and other securities (1%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company held forty-eight bond investments and eleven preferred stock investments where each had a gross unrealized loss greater than $25 million at December 31, 2008. These investments represented 11% or $1.9 billion in the aggregate of the total $16.7 billion unrealized loss.

For 2007, the categories of securities where the estimated fair value declined and remained below cost for less than twelve months were concentrated in commercial mortgage-backed securities (40%), finance (18%), residential mortgage-backed securities (14%), asset-backed securities (8%), real estate investment trust (7%), manufacturing (3%), public utilities (3%), services (2%), oil & gas (1%), retail (1%), transportation (1%), mining (1%) and government (1%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company held thirty-six bond investments, eight preferred stock investments, one common stock investment where each had a gross unrealized loss greater than $5 million at December 31, 2007. These investments represented 19% or $379 million in the aggregate of the total $2.0 billion unrealized loss.

For 2007, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in commercial mortgage-backed securities (25%), residential mortgage-backed securities (24%), finance (18%), asset-backed securities (10%), public utilities (8%), manufacturing (5%), oil & gas (3%), services (2%), real estate investment trust (1%), government (1%), mining (1%), communication (1%) and transportation (1%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company held twenty-five bond investments and eight preferred stock investments where each had a gross unrealized loss greater than $5 million at December 31, 2007. These investments represented 14% or $224 million in the aggregate of the total $1.6 billion unrealized loss.

The statutory carrying value and estimated fair value of long-term bond investments at December 31, 2008, by contractual maturity, are shown below (in millions):

	Carrying Value	Estimated Fair Value
Due in one year or less	$2,103	$2,102
Due after one year through five years	14,903	14,393
Due after five years through ten years	23,759	21,474
Due after ten years	26,961	26,847
Subtotal	67,726	64,816
Residential mortgage-backed securities	39,512	38,048
Commercial mortgage-backed securities	21,595	10,981
Asset-backed securities	6,847	5,057
Total	$135,680	$118,902

Bonds not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to prepay obligations, although prepayment premiums may be applicable.

Included in the preceding table under asset-backed securities is TIAA’s exposure to sub-prime mortgages totaling approximately $3.8 billion. Ninety-three percent (93%) of the sub-prime securities were rated investment grade (NAIC 1 and 2).

The following table presents the Company’s commercial mortgage-backed securities portfolio based on December 31, 2008 carrying value (in millions):

NAIC Designation	Carrying Value	Estimated Fair Value
1	$18,736	$10,029
2	2,075	621
3	375	130
4	276	112
5	96	51
6	37	38
Total	$21,595	$10,981

With respect to the commercial mortgage-backed securities (“CMBS”) in the above table, approximately 96% were rated investment grade (NAIC 1 and 2) and approximately 64% were issued prior to 2006 (based on carrying value). While recent market events have resulted in significant illiquidity in the broad CMBS markets and consequently reduced trading activity and valuations available in the marketplace, the underlying investments in the CMBS portfolio have continued to perform within the Company’s original expectations as of the time of purchase. The Company has continued to maintain its historical procedures surrounding the evaluation of fundamental underwriting and investment standards within its investment portfolios, including investments in CMBS. Additionally, the Company continues to manage the CMBS portfolio to appropriately support its contractual obligations and will recognize impairments when diminishments in fair value are determined to be other than temporary. Management continues to actively monitor the market, credit and liquidity risk of the CMBS portfolio as an integral component of its overall asset liability management program.

Included in the Company’s long-term investments are NAIC 6 and 6Z totaling approximately $844 million. The statutory carrying value of these investments is listed in the following table (in millions):

Carrying Value
Due in one year or less	$24
Due after one year through five years	162
Due after five years through ten years	184
Due after ten years	261
Subtotal	631
Residential mortgage-backed securities	68
Commercial mortgage-backed securities	38
Asset-backed securities	107
Total	$844

B-74	Statement of Additional Information ■ Intelligent Variable Annuity

continued

The carrying values of long-term bond investments were diversified by industry classification at December 31 as follows:

	2008	2007
Residential mortgage-backed securities	29.1%	25.6%
Commercial mortgage-backed securities	15.9	16.6
Manufacturing	8.5	8.6
Finance and financial services	8.0	10.0
Public utilities	7.4	6.9
Government	6.4	6.8
Asset-backed securities	5.1	5.7
Oil and gas	4.5	4.1
Communications	3.5	3.5
Services	2.6	2.9
Real estate investment trusts	2.4	3.0
Retail and wholesale trade	2.2	2.0
Revenue and special obligations	2.0	2.1
Transportation	1.2	1.2
Mining	1.2	1.0
Total	100.0%	100.0%

At December 31, 2008 and 2007, 95.1% and 94.9%, respectively, of the long-term bond portfolio was comprised of investment grade securities.

During 2008 and 2007, the Company recorded bonds and stocks acquired through troubled debt restructurings with book values aggregating $19 million and $42 million, through non-monetary transactions. When restructuring troubled debt, TIAA generally accounts for assets at their fair value at the time of restructuring or at the carrying value of the assets given up if lower. If the fair value is less than the carrying value of the assets given up, the required write-down is recognized as a realized capital loss. During 2008 and 2007, the Company also acquired bonds and stocks through exchanges aggregating $877 million and $804 million, of which approximately $1 million and $37 million were acquired through non-monetary transactions, respectively. When exchanging securities, TIAA generally accounts for assets at fair value unless the exchange was as a result of restricted 144A’s exchanged for unrestricted securities, which are accounted for at book value. During 2008 and 2007, TIAA acquired common stocks from Other Invested Asset fund investment distributions totaling $18 million and $55 million, respectively.

Debt securities of $8 million at December 31, 2008 and 2007, respectively, were on deposit with governmental authorities or trustees, as required by law.

The Company does not have any restricted common stock or preferred stock.

For the years ended December 31, 2008 and 2007, the carrying amount of bonds and stocks denominated in a foreign currency was $3,408 million and $4,188 million, respectively. Bonds that totaled $1,506 million and $1,612 million at December 31, 2008 and 2007, respectively, represent amounts due from related parties that are collateralized by real estate owned by TIAA’s investment subsidiaries and affiliates.

The Company uses a third party proprietary system in determining the market value of its structured securities. In 2008, in accordance with SSAP 43, the Company changed from the retrospective method to the prospective method due to negative yields and early adopted SSAP 98 in the fourth quarter on securities totaling $184 million carrying value. As a result of early adoption of SSAP 98, structured securities were written down during the fourth quarter of 2008 by $469 million.

Note 4—mortgages

The Company originates mortgages that are principally collateralized by commercial real estate. The coupon rates for non-mezzanine commercial mortgages originated during 2008 ranged from 5.94% to 8.43% and ranged from 4.96% to 8.77% for 2007.

The Company also acquires mezzanine real estate loans, which are secured by a pledge of direct or indirect equity interests in an entity that owns real estate. There were no mezzanine real estate loans acquired during 2008 and the coupon rate for mezzanine real estate loans acquired during 2007 ranged from 5.83% to 6.96%, respectively.

The maximum percentage of any one loan to the value of the security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, was 80% for commercial loans (includes mezzanine loans).

For the years ended December 31, 2008 and 2007, the carrying value of mezzanine real estate loans was $784 million and $832 million, respectively.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgages to identify and quantify any impairment in value. Any impairment is classified as either temporary, for which, a recovery is anticipated, or other-than-temporary. Mortgages held to maturity with impaired values at December 31, 2008 and 2007 have been written down to net realizable values based upon independent appraisals of the collateral while mortgages held for sale have been written down to the current fair value of the loan, as shown in the table below. For impaired mortgages where the impairments were deemed to be temporary, an allowance for credit losses has been established, as indicated below (in millions):

	2008	2007	2006
Investment in impaired mortgages, with temporary allowances for credit losses (at net carried value plus accrued interest)	$—	$—	$—
Related temporary allowances for credit losses	$—	$—	$—
Investment in impaired mortgages, net of other-than-temporary impairment losses recognized	$259	$164	$1,031
Related write-downs for other-than-temporary impairments	$(209)	$(9)	$(26)
Average investments in impaired mortgages	$185	$746	$179
Interest income recognized on impaired mortgages during the period	$14	$40	$5
Interest income recognized on a cash basis during the period	$14	$50	$6

There was no activity affecting the allowance for credit losses on mortgages as of December 31, 2008 or 2007.

During the first quarter 2009, the Company transferred 20 mortgages to held for sale and recognized a loss of $424 million.

Intelligent Variable Annuity ■ Statement of Additional Information	B-75

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Mortgage Diversification: At December 31, the carrying values of mortgage investments were diversified by property type and geographic region as follows:

Property Type	2008	2007
Shopping centers	36.0%	36.6%
Office buildings	32.1	31.4
Industrial buildings	17.3	16.4
Apartments	7.3	6.2
Mixed-use projects	3.4	5.3
Hotel	2.6	3.5
Other	0.7	0.6
Land	0.6	—
Total	100.0%	100.0%

Geographic Region	2008	2007
Pacific	28.4%	28.7%
South Atlantic	23.5	22.8
North Central	13.1	13.5
Middle Atlantic	12.8	11.6
South Central	11.4	10.9
Mountain	4.0	4.4
New England	3.8	4.2
Other	3.0	3.9
Total	100.0%	100.0%

At December 31, 2008 and 2007, approximately 23.7% and 23.2% of the mortgage portfolio, respectively, was invested in California and was included in the Pacific region shown above.

Scheduled Mortgage Maturities: At December 31, 2008, contractual maturities for mortgages were as follows (in millions):

Carrying Value
Due in one year or less	$1,625
Due after one year through five years	7,704
Due after five years through ten years	9,399
Due after ten years	940
Total	$19,668

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no troubled debt restructurings during the periods ended December 31, 2008 or 2007. When restructuring mortgages, TIAA generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Due and accrued income on any mortgage in default for more than 180 days is non-admitted. Cash received on impaired mortgages that are performing according to their contractual terms is applied in accordance with those terms. For mortgages in the process of foreclosure, cash received is initially held in suspense and applied as return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgages with interest more than 180 days past due at December 31, 2008 or 2007.

During 2008 and 2007, the Company did not reduce the interest rate of any outstanding loans.

The Company has no Reverse Mortgages as of December 31, 2008 or 2007.

Mortgages that totaled $180 million and $212 million at December 31, 2008 and 2007, respectively, represent the carrying value of amounts due from related parties that are collateralized by real estate owned by TIAA investment subsidiaries and affiliates.

For the years ended December 31, 2008 and 2007, the carrying value of mortgages denominated in foreign currency was $507 million and $745 million, respectively.

The Company does not underwrite nor does it hold sub-prime mortgages in the commercial mortgage portfolio and does not have any material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

Note 5—real estate

The Company makes investments in commercial real estate directly, through wholly owned subsidiaries and through real estate limited partnerships. The Company monitors the effects of current and expected market conditions and other factors on the reliability of real estate investments to identify and quantify any impairment in value. Other-than-temporary impairments on directly owned real estate investments for the years ended December 31, 2008 and 2007 were $23 million and $0, respectively, and these amounts are included in the impairment table in Note 4. At December 31, 2008 and 2007, TIAA’s directly owned real estate investments of $1,645 million and $1,672 million, respectively, were carried net of third party mortgage encumbrances, which totaled approximately $160 million and $163 million, respectively.

At December 31, the carrying values of real estate investments were diversified by property type and geographic region as follows:

Property Type	2008	2007
Office buildings	62.8%	63.7%
Industrial buildings	15.6	15.5
Mixed-use projects	11.0	14.9
Apartments	6.5	2.7
Land held for future development	3.1	2.3
Retail	0.8	0.7
Income-producing land underlying improved real estate	0.2	0.2
Total	100.0%	100.0%

Geographic Region	2008	2007
South Atlantic	37.8%	42.5%
North Central	17.7	13.9
Middle Atlantic	14.2	13.6
Pacific	12.7	12.5
South Central	8.0	8.0
Other	7.6	7.6
Mountain	2.0	1.9
Total	100.0%	100.0%

At December 31, 2008 and 2007, approximately 18.4% and 17.7% of the real estate portfolio, respectively, was invested in Florida and was included in the South Atlantic region shown above.

B-76	Statement of Additional Information ■ Intelligent Variable Annuity

continued

Depreciation expense on directly owned real estate investments for the years ended December 31, 2008, 2007 and 2006, was $60 million, $53 million and $50 million, respectively; the amount of accumulated depreciation at December 31, 2008 and 2007 was $374 million and $328 million, respectively.

There were no real estate properties acquired via the assumption of debt or in satisfaction of debt during 2008 or 2007.

The Company’s real estate portfolio does not have any material exposure from sub-prime lenders who are tenants in the buildings that are directly owned.

The Company does not engage in retail land sales operations.

Note 6—subsidiaries and affiliates

TIAA’s investment subsidiaries and affiliates have been created for legal or other business reasons and are primarily involved in real estate and securities investment activities for the Company. The larger investment subsidiaries and affiliates are ND Properties, Inc., TIAA Realty, Inc., Ceres Agricultural Properties, LLC and 485 Properties, LLC (in millions):

	2008	2007	2006
Net carrying value	$4,456	$4,550	$3,921
Other than temporary impairment	$5	$9	$11
Net investment income (distributed from investment subs and aff.)	$82	$132	$191
Amounts due (to) from subs and affiliates	$(31)	$2	$(19)
Capital contributions	$1,606	$1,529	$231
Return of capital	$1,168	$1,216	$992

The 2008 other-than-temporary impairments relate to real estate investments that were impaired and/or reclassified to Held for Sale, and written down to external appraisal values or estimated net sales price.

TIAA’s operating subsidiaries and affiliates primarily consist of TIAA-CREF Tuition Financing, Inc. (“TFI”), Teachers Personal Investors Services (“TPIS”) and Teachers Advisors, Inc. (“Advisors”) which are wholly-owned subsidiaries of TIAA-CREF Enterprises, Inc. (“Enterprises”) a wholly-owned subsidiary of TIAA, TIAA-CREF Trust Company, FSB (“Trust”), TIAA-CREF Individual & Institutional Services LLC (“Services”), TIAA-CREF Asset Management Commingled Funds Trust I (“TCAM”), TIAA-CREF Investment Management, LLC, TIAA Global Markets, Inc. (“TGM”), TIAA-CREF Redwood, LLC, and Active Extension Funds I and II which are also wholly-owned subsidiaries of TIAA (in millions):

	2008	2007	2006
Net carrying value	$480	$810	$871
Other than temporary impairment	$141	$56	$36
Net investment income (distributed from investment subs and aff.)	$—	$—	$3
Amounts due from subs and affiliates	$37	$121	$58
Capital contributions	$269	$148	$82
Return of capital	$389	$228	$3

The 2008 other-than-temporary impairments were a result of a decline in equity value of three subsidiaries for which the carrying value is not expected to be recovered.

To conform to the NAIC Annual Statement presentation, the Company’s share of net carrying value of these entities is reported as affiliated common stock or as other long-term investments.

TIAA provides a $750 million uncommitted and unsecured 364-day revolving line of credit to TGM. During 2008, there were 5 draw downs totaling $172 million that were repaid by December 31, 2008. During 2007, there were 3 draw downs totaling $500 million that were repaid by December 31, 2007. There is no outstanding principal and accrued interest on this line of credit as of December 31, 2008 or 2007. The carrying value of TGM at December 31, 2008 was $(348) million. Pursuant to TIAA’s guarantee of TGM as disclosed in Note 21, TIAA reported the negative equity of TGM as a liability in Other liabilities on the balance sheet.

TIAA provides a $100 million committed and unsecured 364-day revolving line of credit to TCAM. In 2008, there were 3 draw downs totaling $89 million. In 2007, there were 13 draw downs totaling $314 million. At December 31, 2008 and December 31, 2007, outstanding principal plus accrued interest totaled $36 million and $26 million, respectively.

As of December 31, 2008 and 2007, TIAA’s investments in TIAA-CREF mutual funds totaled approximately $468 million and $863 million, respectively. These amounts are reported in the caption “Common Stocks” in the accompanying balance sheets.

TIAA provides a $100 million unsecured 364-day revolving line of credit to TIAA-CREF Life. As of December 31, 2008, $30 million of this facility was maintained on a committed basis for which TIAA-CREF Life pays a commitment fee of 3 basis points on the undrawn committed amount. During 2008, there were 17 draw downs totaling $41 million which were repaid by December 31, 2008. As of December 31, 2008 outstanding principal plus accrued interest was $ 0.

Note 7—other long-term investments

The components of TIAA’s carrying value in other long-term investments at December 31 were (in millions):

	2008	2007
Unaffiliated other invested assets	$6,417	$6,379
Affiliated other invested assets	3,044	3,003
Contract loans	908	862
Other long-term assets	306	49
Total other long-term investments	$10,675	$10,293

As of December 31, 2008, unaffiliated other invested assets of $6,417 million consist primarily of private equity funds of which $4,647 million invest in securities and $1,495 million invest in real estate related holdings. The remaining $275 million of unaffiliated other invested assets consist of defeased loans. As of December 31, 2008, affiliated other invested assets totaling $3,044 million represents investment subsidiaries totaling $2,605 million of which $2,350 million investment in real estate related holdings. The remaining $439 million of affiliated other invested assets represents operating subsidiaries and trusts. Other long-term assets in the table above consist primarily of $299 million in derivatives.

For the years ended December 31, 2008 and 2007, other-than-temporary impairments in other long-term investments for which the carrying value is not expected to be recovered were $552 million and $42 million, respectively.

For the years ended December 31, 2008 and 2007, other long-term investments denominated in foreign currency were $1,411 million and $875 million, respectively.

Intelligent Variable Annuity ■ Statement of Additional Information	B-77

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The Company holds investments in Low Income Housing Tax Credits (“LIHTC”) which have remaining tax credit years ranging from 2 years to 12 years with a required holding period of 15 years. The Company’s investments in LIHTC properties are not currently subject to regulatory review and do not exceed 10% of the Company’s admitted assets.

Note 8—commitments

The outstanding obligation for future investments at December 31, 2008, is shown below by asset category (in millions):

	2009	2010	In later years	Total Commitments
Bonds	$162	$71	$22	$255
Mortgages	187	—	—	187
Real estate	4	—	—	4
Common stocks	101	60	3	164
Other long-term investments	1,838	1,873	1,736	5,447
Total	$2,292	$2,004	$1,761	$6,057

In the preceding table under mortgage commitments for 2009, $45.9 million was withdrawn in January 2009, resulting in a commitment withdrawal fee of $689 thousand.

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers and the funding of mortgage and real estate commitments are generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. Due to TIAA’s due diligence in closing mortgage commitments, there is a lag between commitment and closing. For other long–term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

Included in the amounts of other long-term investments in the above table is the Company’s commitments to purchase tax credits of $8.9 million of which $2.2 million is to be disbursed in 2009 and $6.7 million in later years.

Other long-term investment commitments also include the Company’s limited partnership in the Hines Development Fund Limited Partnership (“Development Fund I & II”) whose primary focus is the development and redevelopment of real estate projects in Western Europe. Each of the limited partners made a specified commitment to the fund; TIAA committed 130 million Euros which is approximately $182 million (in U.S. dollars) to Development Fund I and 100 million Euros which is approximately $140 million (in U.S. dollars) to Development Fund II as of December 31, 2008. The limited partners’ commitments are pledged as collateral to facilitate the financing of the activities of the fund by third parties through equity lines of credit. The limited partners do not anticipate funding their commitments but remain committed to do so should it become necessary for the Development Fund to make cash capital calls.

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31 were as follows (in millions):

	2008	2007	2006
Bonds	$8,232	$7,901	$7,536
Mortgages	1,290	1,481	1,781
Real estate	285	246	244
Stocks	347	512	368
Other long-term investments	692	918	635
Cash, cash equivalents and short-term investments	95	90	46
Other	9	5	4
Total gross investment income	10,950	11,153	10,614
Less securities lending expenses	—	—	(13)
Less investment expenses	(451)	(448)	(423)
Net investment income before amortization of net IMR gains	10,499	10,705	10,178
Plus amortization of net IMR gains	60	123	135
Net investment income	$10,559	$10,828	$10,313

Due and accrued income excluded from net investment income is as follows: Bonds in or near default or that are over 90 days past due; Preferred Stocks that are over 90 days past due and with a NAIC designation of 4, 5 or 6; Common Stocks Affiliated related to real estate with rents over 90 days past due; Mortgages with amounts greater than the excess of property value over the unpaid principal balance and on mortgages in default more than eighteen months; and Real Estate relating to rent in arrears for more than 90 days. The total due and accrued income excluded from net investment income was $1 million for both years of 2008 and 2007, and $2 million for 2006.

Future rental income expected to be received under existing real estate leases in effect as of December 31, 2008 (in millions):

	2009	2010	2011	2012	2013	Thereafter	Total
Future rental income	$149	$136	$119	$99	$75	$175	$753

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs due to other than temporary impairments for the years ended December 31 were as follows (in millions):

	2008	2007	2006
Bonds	$(2,822)	$(74)	$125
Mortgages	(181)	7	(31)
Real estate	20	2	70
Stocks	(929)	77	407
Other long-term investments	(546)	56	50
Cash, cash equivalents and short-term investments	(33)	5	7
Total before capital gains taxes and transfers to the IMR	(4,491)	73	628
Transfers to IMR	41	(44)	(20)
Capital gains taxes	—	(166)	—
Net realized capital (losses) gains less capital gains taxes, after transfers to the IMR	$(4,450)	$(137)	$608

B-78	Statement of Additional Information ■ Intelligent Variable Annuity

continued

Write-downs of investments resulting from other-than-temporary impairments (“OTTI”), included in the preceding table, were as follows for the years ended December 31 (in millions):

	2008	2007	2006
Other-than-temporary impairments:
Bonds	$2,467	$339	$109
Mortgages	211	49	27
Real estate	23	—	2
Stocks	890	100	33
Other long-term investments	552	42	45
Total	$4,143	$530	$216

The Company did not have any troubled debt restructurings during 2008 or 2007, therefore there were no related losses recognized.

In adherence with statutory accounting principals the Company holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process the investment will be monitored quarterly for further declines in fair value at which point an other than temporary impairment will be recorded until actual disposal of the investment. Proceeds from sales of long-term bond investments during 2008, 2007 and 2006 were $5,099 million, $4,840 million and $9,275 million, respectively. Gross gains of $111 million, $190 million and $327 million and gross losses, excluding impairments considered to be other-than-temporary, of $646 million, $65 million and $172 million were realized on these sales during 2008, 2007 and 2006, respectively.

Wash Sales: The Company does not engage in the practice of wash sales, however, in isolated case in the course of asset management activities, a security may be sold and repurchased in whole or in part within the thirty-days of the sale when an opportunity to significantly enhance the return on the investment is present.

The details by NAIC designation 3 or below of securities sold during 2008 and 2007, respectively, and reacquired within thirty days of the sale date are (in millions):

	2008
	Number of Transactions	Book Value of Sale	Cost of Repurchases	Gains/ (Losses)
NAIC 3	20	$17.4	$17.3	$0.1
NAIC 4	12	0.4	0.3	—
NAIC 5	5	2.0	2.0	0.1
Total	37	$19.8	$19.6	$0.2

	2007
	Number of Transactions	Book Value of Sale	Cost of Repurchases	Gains/ (Losses)
NAIC 3	6	$7.5	$7.5	$0.1
NAIC 4	2	1.2	1.3	—
Total	8	$8.7	$8.8	$0.1

Unrealized Capital Gains and Losses: The net changes in unrealized capital gains (losses) on investments, resulting in a net increase (decrease) in the valuation of investments for the years ended December 31 were as follows (in millions):

	2008	2007	2006
Bonds	$(483)	$299	$220
Mortgages	(172)	95	3
Stocks	(633)	92	173
Other long-term investments	(1,474)	379	2
Cash, cash equivalents and short-term investments	5	—	—
Total	$(2,757)	$865	$398

Note 10—securitizations

When TIAA sells bonds and mortgages in a securitization transaction, it may retain interest-only strips, one or more subordinated tranches, residual interest, or servicing rights, all of which are retained interests in the securitized receivables. The Company’s ownership of the related retained interests may be held directly by the Company or indirectly through an investment subsidiary. The retained interests are associated with Special Purpose Entities/Qualified Special Purpose Entities (“SPEs/QSPEs”) that issue equity and debt which is non-recourse to the Company. Fair value used to determine gain or loss on a securitization transaction is based on quoted market prices, if available; however, quotes are generally not available for retained interests, so the Company either obtains an estimated fair value from an independent pricing service or estimates fair value internally based on the present value of future expected cash flows using management’s best estimates of future credit losses, forward yield curves, and discount rates that are commensurate with the risks involved.

The Company has not initiated any securitization transactions in which it sold assets held on its balance sheet into SPEs/QSPEs during 2008. Advisors, a downstream subsidiary of TIAA, provides investment advisory services for most assets securitized by the Company.

During 2007, TIAA entered into a securitization transaction in which it sold commercial mortgages with a total principal balance of approximately $2,092 million and recognized a gain of approximately $34 million. TIAA received proceeds of approximately $2,009 million and retained subordinated interests with a fair value of approximately $77 million. The total cash flows received on interests retained were approximately $2,017 million for the year ending 2007. TIAA’s total principal amount outstanding is $2,092 million, the derecognized piece is $2,009 million, and the retained principal amount is $83 million. There were no delinquencies or credit losses at December 31, 2008, 2007 and 2006, respectively.

Intelligent Variable Annuity ■ Statement of Additional Information	B-79

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The following table summarizes the Company’s retained interests in securitized financial assets from transactions originated since 2000 (in millions):

					Sensitivity Analysis of Adverse Changes in Key Assumptions
Issue Year	Type of Collateral	Carrying Value	Estimated Fair Value		10% Adverse	20% Adverse
2000	Bonds	$73	$66	(a)	$(2)	$(4)
2001	Bonds	$238	$211	(b)	$(6)	$(11)
2002	Bonds	$27	$4	(c)	$—	$(1)
2007	Mortgages	$76	$32	(d)	$(1)	$(3)

The key assumptions applied to both the fair values and sensitivity analysis of the retained interests on December 31, 2008 was as follows:

(a)	The retained interests securitized in 2000 are valued utilizing a discounted cash flow methodology. Cash flows are discounted at rates ranging from 8.47% to 12.47%. Considerations in the determination of discount rates would include transaction structure and credit quality of underlying assets. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the overall discount rate.

(b)	The retained interests securitized in 2001 were valued using an independent third-party pricing service, which uses the discounted cash flow analysis of anticipated cash flows. Cash flows are discounted at rates ranging from 7.46% to 72.65% (weighted average rate of 10.64%). Considerations in the determination of discount rates would include transaction structure and credit quality of underlying assets. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the overall discount rate.

(c)	The retained interests securitized in 2002 was valued using an independent third-party pricing service. Cash flows are discounted at 61.21%. Considerations in the determination of discount rates would include transaction structure and credit quality of underlying assets. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the overall discount rates.

(d)	The retained interests securitized in 2007 were valued using an independent third-party pricing service, which uses the discounted cash flow analysis of anticipated cash flows, including assumptions of anticipated prepayment speeds. Cash flows are discounted at rates ranging from 12.01% to 83.89% (weighted average rate of 20.63%). Considerations in the determination of discount rates would include transaction structure and credit quality of underlying assets. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the overall discount rates.

Note that the sensitivity analysis above does not give effect to any offsetting benefits of financial instruments which may hedge the risks inherent to these financial interests. Additionally, changes in particular assumptions, such as discount rates, may in practice change other valuation assumptions which may magnify or counteract the effect of these disclosed sensitivities.

Note 11—disclosures about fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SFAS 157, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Values are unadjusted quoted prices for identical assets and liabilities in active markets accessible at the measurement date.

Level 2—Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3—Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

B-80	Statement of Additional Information ■ Intelligent Variable Annuity

continued

FINANCIAL ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS:

The following table provides information as of December 31, 2008 about the Company’s financial assets and liabilities measured at fair value on a recurring basis (in millions):

	Level 1	Level 2	Level 3	Total
Assets at fair value:
Common stocks	$581	$274	$—	$855
Derivatives	—	282	—	282
Separate accounts, net	951	512	11,010	12,473
Total assets at fair value	$1,532	$1,068	$11,010	$13,610

Liabilities at fair value:
Derivatives	$—	$(195)	$—	$(195)
Total liabilities at fair value	$—	$(195)	$—	$(195)

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and therefore there is no net impact to the Company’s revenues and expenses or surplus.

Changes in Level 3 Assets and Liabilities measured at Fair Value on a recurring basis

The following is a reconciliation of the beginning and ending balances for net assets measured at fair value on a recurring basis using Level 3 inputs during the year ended December 31, 2008 (in millions):

Separate Account Net Assets
Balance at 1/1/08:	$13,823
Total gains or losses (realized/unrealized) included in surplus	(2,518)
Other activity	(295)
Balance at 12/31/08	$11,010

Separate account net assets consist of directly owned real estate, joint ventures, limited partnerships and a note receivable held by the Real Estate Account (“REA”) net of mortgages issued to REA. The impact on overall surplus is offset by concurrent changes in value in both separate account assets and separate account liabilities in the Company’s Statement of Assets, Liabilities and Capital and Contingency Reserves. Other activity consists principally of acquisitions of properties or ownership interests and assumptions of mortgages and principal repayments made thereon.

ASSETS MEASURED AT FAIR VALUE ON A NON-RECURRING BASIS:

Certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value on the balance sheet at December 31, 2008. The following table summarizes the changes in assets measured at fair value on a non-recurring basis as of December 31, 2008 and the related net gains and losses for those items (in millions):

	Level 1	Level 2	Level 3	Total Gains (Losses)
Bonds	$—	$1,353	$35	$(1,811)
Preferred Stock	28	223	3	(524)
Other Long Term Investments	—	—	906	(740)
Sub-total	$28	$1,576	$944	$(3,075)

Described below are the Company’s application of the fair value hierarchy to its assets and liabilities carried at fair value on a recurring and non-recurring basis:

Level 1 Financial Instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies and exchange-listed equities. Preferred stocks carried on a lower of cost or market basis are those that trade in an active market where prices for identical securities are readily available.

Level 2 Financial Instruments

Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Because most bonds and preferred stocks do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates.

If an independent pricing service is unable to provide the fair value for a security due to insufficient market information, such as for a private placement transaction, the Company will determine the fair value internally using a matrix pricing model. This model estimates fair value using discounted cash flows at a market yield considering the appropriate treasury rate plus a spread. The spread is derived by reference to similar securities, and may be adjusted based on specific characteristics of the security, including inputs that are not readily observable in the market. The Company assesses the significance of unobservable inputs for each security priced internally and classifies that security in Level 2 only if the unobservable inputs are insignificant.

Common stocks included in Level 2 include those which are traded in an inactive market or for which prices for identical securities are not available.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are net limited to, fair value hedges using foreign currency swaps, foreign currency forwards, interest rate swap and credit default swaps. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Separate account assets in Level 2 consist principally of short-term government agency notes and commercial paper. Preferred stocks in Level 2 are those carried on a lower of cost or market basis using daily trade prices based on prices for similar

Intelligent Variable Annuity ■ Statement of Additional Information	B-81

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

securities observable in the market. Bonds carried in Level 2 are composed of corporate bonds and asset-backed securities.

Level 3 Financial Instruments

Bonds classified as Level 3 include asset-backed securities that were manually priced. Valuation of separate account net assets and liabilities classified in Level 3 is generally based on discounted cash flow analyses which utilize market rates, but valuation methods may also include cost and comparable sales approaches.

Other long term assets in Level 3 include private equity holdings, real estate partnerships and investment interests in affiliates where carrying values approximate market or where permanent impairments were taken.

Fair Value of Financial Instruments

The estimated fair value amounts of financial instruments presented in the following tables were determined by the Company using market information available as of December 31, 2008 and 2007 and appropriate valuation methodologies. However, considerable judgment may be required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

(In millions)	Carrying Value	Estimated Fair Value
December 31, 2008
Assets
Bonds	135,680	118,902
Mortgages	19,668	18,799
Preferred stocks	3,216	2,161
Common stocks	3,017	4,328
Cash, cash equivalents and short-term investments	5,553	5,553
Contract loans	908	908
Derivative financial instruments	299	334
Separate account assets	12,473	12,473
Liabilities
Liability for deposit-type contracts	500	500
Derivative financial instruments	370	481
Separate account liabilities	12,319	12,319

(In millions)	Carrying Value	Estimated Fair Value
December 31, 2007
Assets
Bonds	131,859	133,020
Mortgages	20,443	20,919
Preferred stocks	4,375	4,144
Common stocks	4,190	6,039
Cash, cash equivalents and short-term investments	1,603	1,603
Contract loans	862	862
Derivative financial instruments	44	45
Separate account assets	19,021	19,021
Liabilities
Liability for deposit-type contracts	454	454
Derivative financial instruments	810	868
Separate account liabilities	19,021	19,021

Bonds: The fair values for publicly traded long-term bond investments were determined using prices provided by third party pricing services. For privately placed long-term bond investments without a readily ascertainable market value, such values were determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

The aggregate carrying value and estimated fair value of publicly traded and privately placed bonds at December 31 were as follows (in millions):

	2008		2007
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Publicly traded bonds	$100,695	$91,019	$96,235	$96,573
Privately placed bonds	34,985	27,883	35,624	36,447
Total bonds	$135,680	$118,902	$131,859	$133,020

Mortgages: The fair values of mortgages were generally determined by discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Preferred Stocks: The fair values of preferred stocks were determined using prices provided by third party pricing or valuations from the NAIC.

Common Stocks: Fair value of unaffiliated common stock is based on quoted market prices, where available, or prices provided by state regulatory authorities. The Company estimates the fair value of its common stock affiliated by determining the fair value of the underlying assets of the affiliated entities.

Cash, Cash Equivalents, and Short-Term Investments: The carrying values were considered reasonable estimates of fair value.

Contract Loans: Contract loans are stated at outstanding principal balances.

Deposit-type contracts: For deposit-type contracts the fair value approximates the carrying value. The carrying value is payable upon demand.

Derivative Financial Instruments: The fair value of interest rate cap contracts and credit default swap contracts are estimated by external parties and are reviewed internally for reasonableness based on anticipated interest rates, estimated future cash flows, and anticipated credit market conditions. The fair value of for-

B-82	Statement of Additional Information ■ Intelligent Variable Annuity

continued

eign currency swaps and forward contracts and interest rate swap contracts are estimated internally based on estimated future cash flows, anticipated foreign exchange relationships and anticipated interest rates and such values are reviewed for reasonableness with estimates provided by TIAA’s counterparties.

Note 12—derivative financial instruments

The Company uses derivative instruments for hedging, income generation, and asset replication purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. The Company enters into derivatives directly with counterparties of high credit quality (i.e., rated AA- or better at the date of a transaction) and monitors counterparty credit quality on an ongoing basis. The Company does not require or post cash collateral on derivative instruments. TIAA’s counterparty credit risk is limited to the net positive fair value of its derivative positions for each individual counterparty, unless otherwise described below. Effective January 1, 2003 TIAA adopted SSAP 86, “Accounting for Derivative Instruments and Hedging Activities,” and has applied this statement to all derivative transactions entered into or modified on or after that date. On September 12, 2008, FASB issued FSP FAS 133-1 and FIN 45-4. This FSP amends FASB Statement No. 133, Accounting for Derivative instruments and Hedging Activities (FAS 133) and defines certain disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument. This FSP also amends FASB interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others (“FIN 45”) and defines additional disclosure about the current status of the payment/performance risk of a guarantee. The NAIC has adopted the FSP disclosures included within FAS 133 and FIN 45 for annual audited statements in accordance with guidelines provided by the Statutory Accounting Principles Working Group.

Foreign Currency Swap Contracts: TIAA enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized gain for the year ended December 31, 2008, from foreign currency swap contracts that do not qualify for hedge accounting treatment was $537.1 million. The net realized loss for the year ended December 31, 2008, from all foreign currency swap contracts was $78.1 million.

Equity Index Options: TIAA purchases out-of-the- money put options on the S&P 500 Index to hedge a portion of the General Account equity position against a sudden or sustained decline in value. These options are traded over-the-counter and the Company is exposed to both market and counterparty risk. These instruments are carried at fair value. On December 31, 2008, the Company did not hold any Equity Index Options. The net realized gain for the year ended December 31, 2008, from all Equity Index Option contracts was $1.6 million.

Foreign Currency Forward Contracts: TIAA enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The changes in the value of the contracts related to foreign currency exchange rates are recognized as unrealized gains or losses. A foreign exchange premium/(discount) is recorded at the time a contract is opened, based on the difference between the forward exchange rate and the spot rate. The Company amortizes the foreign exchange premium/(discount) into investment income over the life of the forward contract or at the settlement date, if the forward contract is less than a year. The net unrealized gain for the year ended December 31, 2008, from foreign currency forward contracts that do not qualify for hedge accounting treatment was $30.2 million. The net realized loss for the year ended December 31, 2008, from all foreign currency forward contracts was $4.1 million.

Interest Rate Swap Contracts: TIAA enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as cash flow hedges and allow TIAA to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. TIAA also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts are entered into as a fair value hedge in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are included in net investment income. Derivative instruments used in hedging transactions that do not meet or no longer meet the accounting criteria of an effective hedge are accounted for at fair value. The net unrealized gain for the year ended December 31, 2008, from interest rate swap contracts that do not qualify for hedge accounting treatment was $32.5 million. The net realized gain for the year ended December 31, 2008, from all interest rate swap contracts was $0.6 million.

Credit Default Swap Contracts: The Company purchases credit default swaps (“CDS”) to hedge against unexpected adverse credit events on selective investments in the TIAA portfolio. As economic events unfolded during 2008, TIAA increased its purchases of credit default swaps. These swap contracts qualify as fair value hedges and the premium payment to the counterparty is expensed as incurred. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value. The net unrealized gain for the year

Intelligent Variable Annuity ■ Statement of Additional Information	B-83

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

ended December 31, 2008, from credit default swap contracts that do not qualify for hedge accounting treatment was $21.6 million. The net realized gain for the year ended December 31, 2008, from credit default swap contracts was $1.7 million.

Credit Default Swaps used in Replication Transactions: A Replication Synthetic Asset Transaction (“RSAT”) is a written credit derivative transaction (the derivative component) entered into concurrently with another fixed income instrument (the cash component) in order to “replicate” the investment characteristics of another instrument (the reference entity).

As part of a strategy to replicate desired credit exposure in conjunction with high-rated host securities, TIAA writes (sells) credit default swaps on either single name corporate credits or credit indices and provides credit default protection to the buyer. This type of derivative instrument is traded over-the-counter, and the Company is exposed to market, credit and counterparty risk. The carrying value of credit default swaps represents the unamortized premium received for selling the default protection. This premium is amortized into investment income over the life of the swap. The Company has negligible counterparty credit risk with the buyer.

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative is represented by the Notional amount of the contract. Should a credit event occur, the amounts owed to a counterparty by TIAA may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by TIAA to Counterparty and delivery of physical security by Counterparty to TIAA.

2.	Notional amount payment by TIAA to Counterparty net of contractual recovery fee.

3.	Notional amount payment by TIAA to Counterparty net of auction determined recovery fee.

The following table contains information related to replication positions where credit default swaps have been sold by the Company on the Dow Jones North American Investment Grade Bond Series of indexes (DJ.NA.IG). The index is comprised of 125 of the most liquid investment grade credits domiciled in North America and represents a broad exposure to the investment grade corporate market. TIAA has written contracts on the overall index, whereby TIAA is obligated to perform should a credit event occur with any reference entity that comprises the index. TIAA has also written contracts on the “Super Senior” (30% to 100%) Tranche of the Dow Jones North American Investment Grade Bond Series # 9 Index (DJ.NA.IG.9), whereby TIAA is obligated to perform should the default rate of the entire index exceed 30%. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount. TIAA will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss.

(In millions)	Term	Notional	Average Annual Premium Received	Fair Value	Impairment
Asset Class
DJ Investment Grade Index	less than 2 years	853	0.43%	(46)	(23)
DJ Investment Grade Index	2–3 years	488	0.40%	(33)	(18)
DJ Investment Grade Index	3–4 years	171	0.35%	(10)	(5)
Super Senior Tranche DJ.NA.IG.9	3–4 years	4,764	0.79%	48	—
Totals		6,276		(41)	(46)

The following table contains information related to replication positions where credit default swaps have been sold by the Company on individual debt obligations of corporations and sovereign nations. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the Notional amount. TIAA will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss.

(In millions)	Term	Notional	Average Annual Premium Received	Fair Value	Impairment
Asset Class
Corporate	0–6 years	240	0.82%	(20)	(9)
Sovereign	0–5 years	130	2.01%	(11)	—
Total		370		(31)	(9)

B-84	Statement of Additional Information ■ Intelligent Variable Annuity

continued

Information related to the credit quality of replication positions where credit default swaps have been sold by the Company on indexes, individual debt obligations of corporations and sovereign nations appears below. The values are listed in order of their NAIC Credit Designation asset, with a designation of 1 having the highest credit quality and designations of 4 or below as low credit quality based on the underlying asset referenced by the credit default swap.

(In millions)	Reference Entity Asset Class	RSAT Notional Amount	Derivative Component Fair Value	Cash Component Fair Value	RSAT Fair Value
RSAT NAIC Designator
1 Highest Quality	Index	—	—	—	—
	Tranche	4,764	48	5,835	5,883
	Corporate	145	(5)	173	168
	Sovereign	10	(1)	14	13
	Subtotal	4,919	42	6,022	6,064
2 High Quality	Index	1,512	(89)	1,217	1,128
	Tranche	—	—	—	—
	Corporate	90	(10)	106	96
	Sovereign	35	(5)	49	44
	Subtotal	1,637	(104)	1,372	1,268
3 Medium Quality	Index	—	—	—	—
	Tranche	—	—	—	—
	Corporate	—	—	—	—
	Sovereign	80	(6)	109	102
	Subtotal	80	(6)	109	102
4 Low Quality	Index	—	—	—	—
	Tranche	—	—	—	—
	Corporate	5	(3)	7	4
	Sovereign	5	(1)	6	5
	Subtotal	10	(4)	13	9
Total		6,646	(72)	7,516	7,443

		2008			2007
(In millions)		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Foreign currency swap contracts	Assets	1,798	202	210	252	13	14
	Liabilities	1,461	(290)	(344)	3,235	(776)	(819)
	Subtotal	3,259	(88)	(134)	3,487	(763)	(805)
Foreign currency forward contracts	Assets	90	19	19	73	1	1
	Liabilities	150	(16)	(16)	215	(27)	(27)
	Subtotal	240	3	3	288	(26)	(26)
Interest rate swap contracts	Assets	490	49	49	361	17	17
	Liabilities	3	—	—	39	—	—
	Subtotal	493	49	49	400	17	17
Credit default swap contracts (RSAT)	Assets	5,109	—	26	436	—	—
	Liabilities	1,537	(57)	(98)	1,424	(3)	(19)
	Subtotal	6,646	(57)	(72)	1,860	(3)	(19)
Credit default swap contracts (other)	Assets	660	28	28	215	2	2
	Liabilities	473	(7)	(7)	291	(3)	(3)
	Subtotal	1,133	21	21	506	(1)	(1)
Equity Index Options	Assets	—	—	—	600	11	11
	Liabilities	—	—	—	—	—	—
	Subtotal	—	—	—	600	11	11
Total Derivatives	Assets	8,147	298	332	1,937	44	45
	Liabilities	3,624	(370)	(465)	5,204	(809)	(868)
	Total	11,771	(72)	(133)	7,141	(765)	(823)

During 2008, the average fair value of derivatives used for other than hedging purposes, which are the credit default swaps used in replication synthetic asset transactions was $48 million in liabilities.

Intelligent Variable Annuity ■ Statement of Additional Information	B-85

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Note 13—separate accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account and was organized on February 16, 1994 under the insurance laws of the State of New York for the purpose of TIAA issuing and funding individual variable annuity contracts. VA-1 was registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. Currently, VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Account (“REA”) is a segregated investment account and was organized on February 22, 1995 under the insurance laws of the State of New York for the purpose of funding variable annuity contracts. REA was registered with the Commission under the Securities Act of 1933 effective October 2, 1995. REA’s target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in money market instruments, government and corporate debt securities and other publicly traded securities to maintain adequate liquidity.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account and was organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. Its main purpose is to invest funds for retirement and pay income based on a choice of investment accounts. VA-3 is registered with the Commission as an investment company under the Investment Company Act of 1940, effective September 29, 2006, and operates as a unit investment trust.

Other than the guarantees disclosed in Note 21, the Company does not make any guarantees to policyholders on its separate accounts. All accounts offer full or partial withdrawal at market value with no surrender charges. The assets and liabilities of these accounts (which represent participant account values) are carried at fair value (directly held real estate is carried at appraised value).

Information regarding separate accounts of the Company for the years ended December 31 is as follows (in millions):

	Non-guaranteed Separate Accounts
	2008	2007	2006
Premiums and considerations	$2,035	$3,343	$3,356
Reserves:
For accounts with assets at:
Fair value	$12,127	$18,752	$15,126
Amortized cost	—	—	—
Total reserves	$12,127	$18,752	$15,126

By withdrawal characteristics:
At fair value	$12,127	$18,752	$15,126
Total reserves	$12,127	$18,752	$15,126

The following is a reconciliation of transfers to or (from) the Company to the Separate Accounts (in millions):

	2008	2007	2006
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$2,217	$3,698	$3,647
Transfers from Separate Accounts	(6,443)	(2,186)	(1,741)
Net transfers (from) or to Separate Accounts	$(4,226)	$1,512	$1,906
Reconciling Adjustments:
Fund transfer exchange loss	$(3)	$(1)	$(3)
Transfers as reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$(4,229)	$1,511	$1,903

Note 14—management agreements

Under Cash Disbursement and Reimbursement Agreements, TIAA serves as the common pay-agent for its operating subsidiaries. The Company has allocated expenses of $1,327 million to its various subsidiaries and affiliates during 2008. In addition, under management agreements, TIAA provides investment advisory and administrative services for TIAA-CREF Life and administrative services to the TIAA-CREF Trust Company, FSB, and VA-1.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization, are provided at cost by two subsidiaries of TIAA, TIAA-CREF Investment Management, LLC (“Investment Management”) and Services, which provide investment advisory, administrative and distribution services for CREF.

Such services are provided in accordance with an Investment Management Services Agreement between CREF and Investment Management, and in accordance with a Principal Underwriting and Administrative Services Agreement between CREF and Services. The management fees collected under these agreements and the equivalent allocated expenses, which amounted to approximately $1,142 million, $1,075 million and $889 million in 2008, 2007 and 2006, respectively, are not included in the statements of operations and had no effect on TIAA’s operations.

Advisors provide investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. TPIS and Services distribute variable annuity contracts for VA-1 and VA-3 as well as registered securities for certain proprietary funds and non-proprietary mutual funds.

All services necessary for the operation of REA are provided at cost by TIAA and Services. TIAA provides investment management and administrative services for REA. Distribution services are provided in accordance with a Distribution Services Agreement between REA and Services. Effective January 1, 2008 the Distribution and Administrative Services Agreement between REA and Services was modified to limit the work performed by Services to distribution activities with TIAA assuming responsibility for all administrative activities. TIAA and Services receive management fee payments from REA on a daily basis according to formulae established each year and adjusted periodically, and

B-86	Statement of Additional Information ■ Intelligent Variable Annuity

continued

with the objective of keeping the management fees as close as possible to actual expenses attributable to operating REA. Any differences between actual expenses and daily charges are adjusted quarterly.

The following are the amounts due to/(from) subsidiaries and affiliates as of December 31, 2008 (in millions):

	Receivable		Payable
Subsidiary/Affiliate	2008	2007	2008	2007
College Retirement Equities Fund	$—	$89.5	$68.0	$23.9
Investment Management	6.3	—	—	1.2
TIAA-CREF Life	12.1	24.3	—	—
TIAA Pension	0.6	—	—	—
TIAA-CREF Trust Company FSB	—	1.2	0.1	—
Services	2.0	0.4	0.6	—
TIAA Real Estate Account	1.6	10.4	—	—
Total	$22.6	$125.8	$68.7	$25.1

Note 15—federal income taxes

By charter, TIAA is a Stock Life Insurance Company that operates on a non-profit basis, and through December 31, 1997 was exempt from federal income taxation under the Internal Revenue Code. Any non-pension income, however, was subject to federal income taxation as unrelated business income. Effective January 1, 1998, as a result of federal legislation, TIAA is no longer exempt from federal income taxation and is taxed as a stock life insurance company.

Beginning with 1998, TIAA has filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies have a tax-sharing agreement that follows the current reimbursement method, whereby members of the group will generally be reimbursed for their losses on a pro-rata basis by other members of the group to the extent that they have taxable income, subject to limitations imposed under the Code. Amounts due to (receivable from) TIAA’s subsidiaries for federal income taxes were $10.3 million and $(43.0) million at December 31, 2008 and 2007, respectively. The consolidating companies, as of December 31, 2008, which file a consolidated federal income tax return with TIAA are as follows:

 1) TIAA-CREF Life Insurance Company

 2) TIAA-CREF Enterprises, Inc.

 3) Dan Properties, Inc.

 4) JV Georgia One, Inc.

 5) Teachers Michigan Properties, Inc.

 6) JV Minnesota One, Inc.

 7) JWL Properties, Inc.

 8) Liberty Place Retail, Inc.

 9) MOA Enterprises, Inc.

10) ND Properties, Inc.

11) Savannah Teachers Properties, Inc.

12) TCT Holdings, Inc.

13) Teachers Advisors, Inc.

14) Teachers Boca Properties II, Inc.

15) Teachers Pennsylvania Realty, Inc.

16) Teachers Personal Investors Service, Inc.

17) T-Investment Properties Corp.

18) T-Land Corp.

19) WRC Properties, Inc.

20) TIAA-CREF Tuition Financing, Inc.

21) TIAA-CREF Trust Company, FSB

22) MOA Investors I, Inc.

23) 730 Texas Forest Holdings, Inc.

24) TIAA Global Markets, Inc.

25) T-C Sports Co., Inc.

26) TIAA Board of Overseers

27) TIAA Realty, Inc.

28) TIAA Park Evanston, Inc.

29) Port Northwest IV Corporation

In April of 2004, the IRS completed its audit of the 1998 and 1999 tax returns, the first years in which TIAA’s entire business operations were subject to federal income taxation, and presented TIAA with a Revenue Agent Report asserting certain adjustments to TIAA’s taxable income that would have resulted in an additional tax due of $1.1 billion for the 1998 and 1999 tax years. These adjustments would have disallowed the deductions for certain intangible assets and would adjust certain TIAA tax-basis annuity reserves. In April of 2006, the Internal Revenue Service (“IRS”) completed its audit of the 2000, 2001 and 2002 tax returns and presented a Revenue Agent Report asserting certain adjustments to TIAA’s taxable income that would have resulted in additional tax due of $391 million for the 2000, 2001 and 2002 tax years. These adjustments were the same issues as those raised in 1998 and 1999.

On September 12, 2008, TIAA executed the second and final settlement with the IRS Appeals Division resolving all remaining issues for tax years 1998-2002. The primary issue before the IRS Appeals Division was the deduction of losses claimed with regard to certain intangible assets. The IRS conceded that $4.8 billion was deductible for losses related to the termination of pension contracts in force on January 1, 1998, the date that TIAA lost its federal tax exemption. The IRS also allowed losses of $9.4 million claimed for the abandonment of developed software. Additional losses claimed by TIAA of $1.9 billion were disallowed as part of the settlement.

As a result of this settlement TIAA has reduced its December 31, 2007 contingent tax reserve of $1.1 billion to zero. Federal capital gains tax accrued as of December 31, 2007 of $166.1 million has been reduced to zero as a result of the offset of current year net capital losses which may be offset with net capital gains. These adjustments have been reflected in the Summary of Changes in Capital and Contingency Reserves for the twelve months ended December 31, 2008. Additionally, TIAA recorded a gross deferred tax asset as of December 31, 2008 of $8.8 billion related to the expected future deduction of losses with regard to intangible assets recognized as a result of the 2008 IRS settlement. Substantially all of such deferred tax assets are non–admitted in accordance with statutory accounting principles.

On April 5, 2007, TIAA executed a partial first settlement with the IRS Appeals Division resolving the disputed adjustments to tax-basis annuity reserves for the tax years 1998-2002. TIAA agreed to a permanent adjustment of $273.0 million, which reduced the tax-basis annuity reserves for TIAA contracts in force at the beginning of 1998, TIAA’s first year as a taxable entity. In addition, a temporary adjustment of $1.7 billion was applied to TIAA’s 1998 reserve deductions. This adjustment related to reserves established for new rights added to TIAA payout annuity

Intelligent Variable Annuity ■ Statement of Additional Information	B-87

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

contracts enabling contract-holders to transfer annuity balances into other investment vehicles in accordance with appropriate terms and conditions in the annuity contract. This $1.7 billion adjustment will be recovered by TIAA through deductions over a 20 year period which began with its 2006 tax return. With one exception that is not material, the IRS agreed to accept all deductions related to the annuity reserves as claimed by TIAA on its 1999-2002 tax returns. With respect to deductions for years subsequent to 2004, no binding agreement has been reached with the IRS for reserves associated with the annuity transferability option, since these years were not before IRS Appeals Division. Management believes, however, that it is reasonable to expect that deductions related to subsequent years will not be subject to adjustment by the IRS in future audits, and has not provided for any related contingency reserve. As a result of this settlement, TIAA in the year ended December 31, 2006, reduced its previously established contingent reserve which adjusted statutory surplus by $1.0 billion.

The components of TIAA’s net deferred tax asset were as follows (in millions):

	2008	2007	Change
Gross deferred tax assets	$16,382	$3,114	$13,268
Gross deferred tax liabilities	(330)	(71)	(259)
Net deferred tax asset	16,052	3,043	13,009
Deferred tax assets, non-admitted	(14,671)	(1,967)	(12,704)
Net deferred tax asset, admitted	$1,381	$1,076	$305

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows (in millions):

	2008	2007
Deferred tax assets:
Investments	$1,479	$100
Intangible asset	8,835	—
Differences between statutory and tax reserves	1,174	1,171
Policyholder dividends	816	844
Deferred compensation	156	184
Balance of payout option reserve due to IRS Settlement	508	537
Net operating loss carryover	2,964	—
Capital loss carryover	132	—
Other	318	278
Total deferred tax assets	16,382	3,114
Non-admitted deferred tax assets	(14,671)	(1,967)
Total admitted deferred tax assets	$1,711	$1,147

Deferred tax liabilities:
Investments including partnership interest	$329	$70
Other	1	1
Total deferred tax liabilities	330	71
Net admitted deferred tax assets	$1,381	$1,076

At December 31, 2008, TIAA’s gross and net deferred tax assets reflect the two IRS settlements as described above. The change of $13.4 billion in the gross deferred tax asset and $305.0 million in the net admitted deferred tax asset are primarily due to the inclusion of future deductions related to the intangible asset and the net operating loss (“NOL”) carry forwards resulting from the settlement, which were not included in the December 31, 2007 gross and net deferred tax assets, based on an interpretation concurred by the New York Insurance Department in 2001. In 2008, the Department agreed with a change in interpretation and recognition of the gross non-admitted tax asset.

A reconciliation of TIAA’s statutory tax rate to actual federal income tax rate was as follows (in millions):

	For the Years Ended December 31,
	2008	2007	2006
Net gain from operations	$1,430	$1,932	$2,254
Realized Capital Gain (Loss) inclusive of OTTI	(4,492)	73	—
Statutory rate	35%	35%	35%
Tax at statutory rate	$(1,072)	$702	$789
Investment items	(257)	(87)	(242)
Consolidation and dividends from subsidiaries	(59)	(113)	(48)
Amortization of interest maintenance reserve	(21)	(43)	(47)
Adjustment to policyholder dividend liability	(27)	67	17
Accrual of contingent tax provision	—	423	467
Settlement of contingent tax exposure	—	—	(1,033)
Intangible write-off deduction	(431)	—	—
Net operating loss carry forward utilized	—	(400)	(489)
Book/tax capital gain differences deferred for tax	1,144	51	—
Capital loss carry back and (carry forward) utilized	244	(146)	—
Other	102	137	17
Tax provision (benefit) expense before subsidiary settlements, other payments (refunds) and increase in net operating loss	$(377)	$591	$(569)
Increase in net operating loss to carry forward	377	—	—
Subsidiary settlements and other (refunds) payments	(45)	(76)	(25)
Current federal income tax (benefit) expense	$(45)	$515	$(594)

Current effective tax rate	1%	26%	(26%)
Deferred federal income tax (benefit) expense	$(305)	$(112)	$1

Deferred effective tax rate	9%	(6%)	0%
Total federal income tax (benefit) expense	$(350)	$403	$(594)

Total federal effective tax rate	10%	20%	(26%)

TIAA had $698.2 million of tax basis capital losses in 2008, of which $319.5 million was carried back to 2007 and $378.7 million is carried forward. The capital loss carry forward will expire in the year 2013. The 2007 current effective rate reflects the capital gains tax. No capital gains were reflected in the effective rate for years prior to 2007 because no capital gains tax was incurred.

As of December 31, 2008, TIAA had net operating loss carry forwards as follows (in millions):

Year Incurred	Operating Loss	Year of Expiration
1998	$4,505	2013
1999	1,041	2014
2001	181	2016
2002	786	2017
2003	500	2018
2004	380	2019
2007	—	2022
2008	1,077	2023
Total	$8,470

B-88	Statement of Additional Information ■ Intelligent Variable Annuity

continued

At December 31, 2007, TIAA’s gross deferred tax asset of $3.1 billion did not include any benefit from NOL carry forwards. Consistent with prior years, however, TIAA’s federal income tax return for 2007 included a significant NOL carry forward as a result of tax deductions related to intangible assets. The NOL carry forward on TIAA’s 2007 federal income tax return was $11.4 billion. These intangible asset tax deductions were not recognized as a benefit in 2007 because they were recognized subsequent to the 2008 settlement described above.

As of December 31, 2008, TIAA had foreign tax credit carry forwards as follows (in millions):

Year Incurred	Foreign Tax Credit	Year of Expiration
2005	$1	2015
2006	2	2016
2007	2	2017
2008	2	2018
Total	$7

As of December 31, 2008 TIAA had general business credit carry forwards as follows (in millions):

Year Incurred	General Business Credit	Year of Expiration
2001	$—	2021
2002	1	2022
2003	2	2023
2004	2	2024
2005	2	2025
2006	5	2026
2007	7	2027
2008	6	2028
Total	$25

TIAA did not incur federal income taxes in 2008 or preceding years that would be available for recoupment in the event of future net losses.

For the years 2003 and 2004 Federal income tax returns for the consolidated companies have been audited by the IRS. In November 2008, the IRS completed its audit and presented the group with a Revenue Agents Report that had no unagreed adjustments. The statute of limitations for the 2005, 2006, and 2007 federal income tax returns are open until September 2009, September 2010, and September 2011, respectively.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 Accounting for Uncertainty in Income Taxes—An Interpretation of FASB Statement No. 109 (“FIN 48”). FIN 48 establishes a minimum threshold for financial statement recognition of the benefits of positions taken in tax returns, and requires certain expanded disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open years as of the effective date. Management has evaluated TIAA’s tax position under the principles of FIN 48, and has concluded that TIAA has not recorded any uncertain tax benefits as of December 31, 2008. TIAA had a contingent tax reserve of $1.1 billion as of December 31, 2007 and was reduced to zero in the current year as discussed above.

Note 16—pension plan and postretirement benefits

Retirement Plans, Deferred Compensation, Post Employment Benefits and other Post Retirement Benefit Plans

TIAA maintains a qualified, noncontributory defined contribution pension plan covering substantially all employees. All qualified employee pension plan liabilities are fully funded through retirement annuity contracts. Contributions are made semi-monthly to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after three years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The accompanying statements of operations include contributions to the pension plan of approximately $40 million, $34 million and $32 million in 2008, 2007 and 2006, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

In addition to the pension plan, the Company provides certain other postretirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. As of December 31, 2008, the measurement date, the status of this plan for retirees and eligible active employees is summarized below (in millions):

	Postretirement Benefits
	12/31/2008	12/31/2007	12/31/2006
Change in benefit obligation
Benefit obligation at beginning of period	$99	$105	$102
Eligibility cost	4	3	3
Interest cost	6	6	5
Actuarial losses/(gains)	9	(11)	(1)
Benefit paid	(5)	(4)	(4)
Plan amendments	—	—	—
Benefit obligation at end of period	$113	$99	$105
Fair value of assets	—	—	—
Funded status	$(113)	$(99)	$(105)
Unrecognized initial transition obligation	3	4	5
Unrecognized net losses	9	—	12
Accrued postretirement benefit cost	$(101)	$(95)	$(88)

The Company is expecting to receive a 28% federal subsidy for plan prescription benefits arising from the Medicare Prescription Drug Act of 2003 (“The Act”).

The postretirement benefit obligation for non-vested employees was approximately $94 million at December 31, 2008 and approximately $65 million at December 31, 2007.

The net periodic postretirement (benefit) cost for the years ended December 31 includes the following components (in millions):

	Postretirement Benefits
	2008	2007	2006
Components of net periodic cost
Eligibility cost	$4	$3	$3
Interest cost	6	6	5
Amortization of transition obligation	1	1	1
Net periodic cost	$11	$10	$9

Intelligent Variable Annuity ■ Statement of Additional Information	B-89

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The cost of postretirement benefits includes a reduction arising from The Act subsidy of $2 million for 2008, $3 million for both 2007 and 2006, respectively.

The Company allocates benefit expenses to certain subsidiaries based upon salaries. The cost of postretirement benefits reflected in the accompanying statements of operations was approximately $5 million for year of 2008, $4 million for both year of 2007 and 2006.

The assumptions used by the Company to calculate the benefit cost and obligations in the year are as follows:

	Postretirement Benefits
	2008	2007	2006
Weighted-average assumption
Discount rate for benefit costs	6.25%	5.75%	5.50%
Discount rate for benefit obligations	5.75%	6.25%	5.75%
Rate of increase in compensation levels	4.00%	4.00%	4.00%
Medical cost trend rates	5.00–9.00%	5.00–10.00%	5.00–11.00%
Immediate Rate	9.50%	10.00%	11.00%
Ultimate Rate	5.00%	5.00%	5.00%
Year Ultimate Rate Reached	2014	2013	2013
Ultimate medical care cost trend rate after a five year gradual decrease	5.00%	5.00%	5.00%
Dental cost trend rate	5.25%	5.25%	5.25%

The assumed medical cost trend rates have a significant effect on the amounts reported. A one-percentage point increase or decrease in assumed medical cost trend rates would have the following effects (in millions):

	Postretirement Benefits
	2008	2007	2006
One percentage point increase
Increase in postretirement benefit obligation	$12	$10	$11
Increase in eligibility and interest cost	$1	$1	$1
One percentage point decrease
(Decrease) in postretirement benefit obligation	$(10)	$(9)	$(9)
(Decrease) in eligibility and interest cost	$(1)	$(1)	$(1)

ESTIMATED FUTURE BENEFIT PAYMENTS

The following benefit payments are expected to be paid (in millions):

Gross Cash Flows (Before Medicare Part D Subsidy Receipts)
2009	7
2010	7
2011	8
2012	8
2013	9
Total for 2014-2018	56

Medicare Part D Subsidy Receipts
2009	0.3
2010	0.4
2011	0.4
2012	0.5
2013	0.6
Total for 2014-2018	5.0

The Company also maintains a non-qualified deferred compensation plan for non-employee trustees and members of the TIAA

Board of Overseers. The plan provides an award equal to 50% of the annual stipend that is invested annually in company-owned annuity contracts. Payout of accumulations is normally made in a lump sum following the trustees’ or member’s separation from the Board.

The Company has provided an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees.

The SERP provided an annual retirement benefit payable at normal retirement calculated as 3% of the participant’s 5-year average total compensation based on an average of the highest five of the last ten years multiplied by the number of years of service not in excess of 15 years. This amount is reduced by the benefit arising from the basic TIAA defined contribution annuity contracts.

Effective July 31, 2007, the SERP was curtailed. Under this curtailment, all participants, who had not attained the age of 55 and completed five years of service forfeited their benefits under the plan. The one time cost associated with the curtailment of $5 million was due to the need to recognize the past service liability. This one time cost is included in the 2007 SERP total expense. In addition an expense of $11 million was recognized by the Company relating to the funding of separate annuity contracts for individuals who forfeited benefit given the SERP curtailment.

The accumulated benefit obligation totaled $45 million and $42 million as of December 31, 2008 and 2007, respectively. The Company had an accrued pension cost of $47 million and $45 million and had no additional minimum liability accrued as of December 31, 2008 and 2007, respectively. The Company did not have any projected benefit obligation for non-vested employees for 2008 or 2007.

The SERP obligations were determined based upon a discount rate of 6.21% and a rate of compensation increase of 5.0% at December 31, 2008. In accordance with NAIC SSAP No. 89, only vested obligations are reflected in the funded status.

The obligations of TIAA under the SERP are unfunded, unsecured promises to make future payments. As such, the plan has no assets. Contributions for a given period are equal to the benefit payments for that period. The expected rate of return on plan assets is not applicable. During 2007, the SERP expense, including expenses associated with the curtailment, totaled $11 million.

Future benefits expected to be paid by the SERP are as follows (in millions):

1/1/2009 to 12/31/2009	$4
1/1/2010 to 12/31/2010	$4
1/1/2011 to 12/31/2011	$4
1/1/2012 to 12/31/2012	$4
1/1/2013 to 12/31/2013	$4
1/1/2014 to 12/31/2018	$18

Note 17—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

B-90	Statement of Additional Information ■ Intelligent Variable Annuity

continued

For annuities and supplementary contracts, policy and contract reserves are generally equal to the present value of guaranteed benefits. For most annuities, the present value calculation uses the guaranteed interest and mortality table or a more conservative basis and for most accumulating annuities the reserve thus calculated is equal to the account balance. For the Personal Annuity (“PA”), deferred annuity reserves in the general account are equal to the account balance plus the present value, at the maximum statutory valuation rate on an issue year basis, of excess interest guaranteed beyond the valuation date. In addition, a reserve is maintained in the general account for the PA’s Guaranteed Minimum Death Benefit (“GMDB”) provision. The reserve for the GMDB is calculated in accordance with Actuarial Guideline 34, Variable Annuity Minimum Guaranteed Death Benefit Reserves and New York State Regulation 151 and was approximately $1.1 million at December 31, 2008 and $0.1 million at December 31, 2007, respectively.

For retained assets, an accumulation account issued from the proceeds of annuities and life insurance policies, reserves held are equal to the total current account balances of all account holders.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

In aggregate, the reserves established for all annuity and supplementary contracts utilize assumptions for interest at a weighted average rate of approximately 3%. Approximately 91% of annuity and supplementary contract reserves are based on the 1983 Table set back at least 9 years or the Annuity 2000 table set back at least 9 years.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts at December 31 are as follows (in millions):

	2008		2007
	Amount	Percent	Amount	Percent
Subject to Discretionary Withdrawal
At fair value	$12,127	7.1%	$18,752	11.3%
At book value without adjustment	32,232	18.9%	25,858	15.6%
Not subject to discretionary withdrawal	126,465	74.0%	120,898	73.1%
Total (gross)	170,824	100.0%	165,508	100.0%
Reinsurance ceded	—		—
Total (net)	$170,824		$165,508

Annuity reserves and deposit-type contact funds for the year ended December 31 are as follows (in millions):

	2008	2007
General Account:
Total annuities (excluding supplementary contracts with life)	$157,965	$146,066
Supplementary contracts with life contingencies	231	235
Deposit-type contracts	500	455
Miscellaneous reserves, GMDB	1	—
Subtotal	158,697	146,756

Separate Accounts:
Annuities	12,127	18,752
Total	$170,824	$165,508

For Ordinary and Collective Life Insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for issues on and after such date. Annual renewable and five-year renewable term policies issued on or after January 1, 1994 use segmented reserves, where each segment is equal to the term period. The Cost of Living riders issued on and after January 1, 1994 also use segmented reserves, where each segment is equal to one year in length.

Reserves for the vast majority of permanent insurance policies, term insurance policies, and regular insurance policies use Commissioners’ Standard Ordinary Mortality Tables with rates ranging from 2.25% to 6.00%. Term conversion reserves are based on TIAA term conversion mortality experience and 4.00% interest.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values of approximately $0.2 million in excess of the legally computed reserves were held as an additional reserve liability at December 31, 2008 and $0.1 million at December 31, 2007, respectively. As of December 31, 2008 and December 31, 2007, TIAA had $1.1 billion and $1.6 billion, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department. Reserves to cover these insurance amounts totaled $16.9 million and $20.6 million at December 31, 2008 and December 31, 2007, respectively.

For Immediate Annuities not involving life contingencies and Supplementary Contracts not involving life contingencies, for each valuation rate of interest, the tabular interest has been calculated as the product of the valuation rate times the mean liability for the year. For all other funds not involving life contingencies, tabular interest has been calculated as the total interest credited to such funds.

Note 18—reinsurance

In 2005 and 2004, the Company entered into reinsurance agreements with RGA Reinsurance Company. In accordance with these agreements, the Company assumed Credit Life, Credit A&H, Term Life and Whole Life liabilities through coinsurance funds withheld and modified coinsurance arrangements on a proportional basis. During 2007, the Credit Life and Credit A&H agreement was recaptured, as well as one of the Term Life and Whole Life agreements. The statutory coinsurance reserves on these agreements at the end of the statutory reporting period immediately before recapture were approximately $18.4 million and $41.2 million, respectively.

Intelligent Variable Annuity ■ Statement of Additional Information	B-91

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

At December 31, disclosures related to these assumed coinsurance agreements were (in millions):

	2008	2007	2006
Aggregated assumed premiums	$22	$(2)	$52
Reinsurance payable on paid and unpaid losses	$—	$—	$1
Modified coinsurance reserves	$183	$171	$162
Increase in policy and contract reserves	$(4)	$(50)	$9
Funds withheld under coinsurance	$—	$—	$14

In 2004, TIAA and TIAA-CREF Life entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement where, after appropriate filings in each jurisdiction, MetLife has begun the process of offering the TIAA and TIAA-CREF Life policyholders the option of transferring their policies from TIAA and TIAA-CREF Life to MetLife. At December 31, 2008 there were still premiums in force of $27 million.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance. The major lines in the accompanying financial statements that were reduced by these reinsurance agreements include (in millions):

	2008	2007	2006
Insurance and annuity premiums	$23	$46	$36
Policy and contract benefits	$81	$91	$101
Increase in policy and contract reserves	$50	$187	$32
Reserves for life and health insurance	$686	$736	$923

Note 19—commercial paper program

TIAA began issuing commercial paper in May 1999 and currently has a maximum authorized program of $2 billion. The Company had $ 0 and $952 million outstanding obligations, as of December 31, 2008 and 2007, respectively.

The Company maintains a committed and unsecured 5-year revolving credit facility of $1 billion with a group of banks to support the commercial paper program. This liquidity facility has not been utilized.

Note 20—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below as of December 31 are as follows (in millions):

	2008	2007
Net unrealized capital (losses) gains	$(2,757)	$865
Asset valuation reserve	$4,104	$(698)
Net deferred federal income tax	$13,009	$(57)
Non-admitted asset value	$(12,707)	$(180)
Net change in separate account	$(1)	$—

Capital: TIAA has 2,500 shares of Class A common stock authorized, issued and outstanding. All outstanding shares of the Company are collectively held by the TIAA Board of Overseers, a nonprofit corporation created to hold the stock of TIAA. By charter, the Company operates without profit to its sole shareholder.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). TIAA has not paid dividends to its shareholder and has no plans to do so in the current year.

Note 21—contingencies and guarantees

SUBSIDIARY AND AFFILIATE GUARANTEES:

TGM, a wholly-owned subsidiary of TIAA, was formed for the purpose of issuing notes and other debt instruments and investing the proceeds in compliance with the investment guidelines approved by the Board of Directors of TGM. TGM is authorized to issue up to $5 billion in debt and TIAA’s Board of Trustees authorized TIAA to guarantee up to $5 billion of TGM’s debt. As of December 31, 2008, TGM had $3,295 million of outstanding debt and accrued interest. The Company also provides a $750 million uncommitted and unsecured 364-day revolving line of credit to TGM. During 2008, there were 5 draw downs totaling $172 million that were repaid by December 31, 2008. As of December 31, 2008, there were no outstanding principal or accrued interest on the line of credit.

The Company has a financial support agreement with TIAA-CREF Life. Under this agreement, the Company will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. The Company made no additional capital contributions to TIAA-CREF Life during 2008 under this agreement. On March 17, 2009, the Company made a $70 million capital contribution to TIAA-CREF Life in accordance with the financial support agreement. The Company also provides a $100 million unsecured 364-day revolving line of credit to TIAA-CREF Life. As of December 31, 2008, $30 million of this facility was maintained on a committed basis for which the Company received a commitment fee of 3 bps per annum on the undrawn committed amount. During 2008, there were 17 draw downs totaling $41 million that were repaid by December 31, 2008. As of December 31, 2008, outstanding principal plus accrued interest was $0.

The Company provides guarantees to the CREF accounts, for which it is compensated, for certain mortality and expense risks, pursuant to an Immediate Annuity Purchase Rate Guarantee Agreement. The Company also provides a $1.0 billion uncommitted line of credit to CREF and the TIAA-CREF Mutual

B-92	Statement of Additional Information ■ Intelligent Variable Annuity

concluded

Funds (the “Funds”). Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $1.5 billion committed credit facility that is maintained with a group of banks.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees that, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees that once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, the Company’s general account will fund them by purchasing Accumulation Units in REA. The Company guarantees that participants will be able to redeem their Accumulation Units at the then current daily Accumulation Unit Value.

Pursuant to the liquidity guarantee obligation, TIAA General Account owned 576,868 accumulation units issued by the TIAA Real Estate Separate Account as of December 31, 2008. The Company purchased $155.6 million of accumulation units on December 24, 2008. The Company has purchased an additional $845.5 million and approximately 3.2 million accumulation units during 2009.

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees that once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Leases: The Company occupies leased office space in many locations under various long-term leases. At December 31, 2008, the future minimum lease payments are estimated as follows (in millions):

Year	2009	2010	2011	2012	2013	Thereafter	Total
Amount	$35	$32	$30	$29	$25	$67	$218

Leased space expense is allocated among the Company and affiliated entities. Rental expense charged to the Company for the years ended December 31, 2008, 2007 and 2006 was approximately $36 million, $32 million and $35 million, respectively.

OTHER CONTINGENCIES AND GUARANTEES:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of TIAA or its subsidiaries. It is TIAA management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

Intelligent Variable Annuity ■ Statement of Additional Information	B-93

730 Third Avenue

New York, NY 10017-3206

A11525 (5/09)